As filed with the Securities and Exchange Commission on April 30, 2007

                                                              File No. 333-69365
                                                               File No. 811-9165

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                           Pre-Effective Amendment No.                       [ ]

                         Post-Effective Amendment No. 16                     [X]

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                                Amendment No. 18                             [X]

                            KELMOORE STRATEGIC TRUST
               (Exact Name of Registrant as Specified on Charter)

                        2465 E. Bayshore Road, Suite 300
                           Palo Alto, California 94303
          (Address of Principal Executive Offices, including Zip Code)

                                 (800) 486-3717
                         (Registrant's Telephone Number)

                            Matthew Kelmon, President
                            Kelmoore Strategic Trust
                        2465 E. Bayshore Road, Suite 300
                           Palo Alto, California 94303
           (Name and Address of Agent for Service, including Zip Code)

                                   Copies to:

                               Douglas Dick, Esq.
                                   Dechert LLP
                        4675 MacArthur Court, Suite 1400
                          Newport Beach, CA 92660-8842


It is proposed that this filing will become effective (check appropriate box).

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485
     [X] on May 1, 2007 pursuant to paragraph (b) of Rule 485
     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
     [ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

                            KELMOORE STRATEGIC TRUST





                               [GRAPHIC OMITTED]



                                  PROSPECTUS










                           Kelmoore Strategy(R) Fund
                        Kelmoore Strategy(R) Eagle Fund
                       Kelmoore Strategy(R) Liberty Fund
                  -------------------------------------------

                                  MAY 1, 2007


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
            Any representation to the contrary is a criminal offense.

                                             CONTENTS



WHAT ARE THE FUNDS?                                                                                       1
-------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND                                                                                 1
-------------------------------------------------------------------------------------------------------------
                                  What is Kelmoore Strategy(R) Fund's Investment Objective?               1
                                  What is Kelmoore Strategy(R) Fund's Principal Strategy?                 1
                                  What are Kelmoore Strategy(R) Fund's Principal Risks?                   3
                                  Who may want to invest in Kelmoore Strategy(R) Fund?                    4
KELMOORE STRATEGY(R) EAGLE FUND                                                                           5
-------------------------------------------------------------------------------------------------------------
                                  What is Kelmoore Strategy(R) Eagle Fund's Investment Objective?         5
                                  What is Kelmoore Strategy(R) Eagle Fund's Principal Strategy?           5
                                  What are Kelmoore Strategy(R) Eagle Fund's Principal Risks?             7
                                  Who may want to invest in Kelmoore Strategy(R) Eagle Fund?              8
KELMOORE STRATEGY(R) LIBERTY FUND                                                                         9
-------------------------------------------------------------------------------------------------------------
                                  What are Kelmoore Strategy(R) Liberty Fund's Investment Objectives?     9
                                  What is Kelmoore Strategy(R) Liberty Fund's Principal Strategy?         9
                                  What are Kelmoore Strategy(R) Liberty Fund's Principal Risks?          11
                                  Who may want to invest in Kelmoore Strategy(R) Liberty Fund?           12
RISK/RETURN BAR CHARTS AND TABLES                                                                        13
-------------------------------------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUNDS                                                                           17
-------------------------------------------------------------------------------------------------------------
                                  Shareholder Fees                                                       17
                                  Annual Fund Operating Expenses                                         17
                                  Example                                                                18
INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES                                                           19
-------------------------------------------------------------------------------------------------------------
PRINCIPAL RISKS                                                                                          22
-------------------------------------------------------------------------------------------------------------
SECONDARY STRATEGIES                                                                                     24
-------------------------------------------------------------------------------------------------------------
SECONDARY RISK                                                                                           25
-------------------------------------------------------------------------------------------------------------
TRANSACTION COSTS                                                                                        25
-------------------------------------------------------------------------------------------------------------
POLICY REGARDING DISCLOSURE OF
PORTFOLIO HOLDINGS                                                                                       26
-------------------------------------------------------------------------------------------------------------

                                                CONTENTS



MANAGEMENT OF THE FUNDS                                                                                  26
-------------------------------------------------------------------------------------------------------------
                                  Investment Adviser and Broker                                          26
                                  Portfolio Manager                                                      27
                                  Brokerage Commissions                                                  27
YOUR INVESTMENT                                                                                          30
-------------------------------------------------------------------------------------------------------------
                                  How to Buy Shares                                                      30
                                  How to Sell Your Shares                                                40
TRANSACTION POLICIES                                                                                     42
-------------------------------------------------------------------------------------------------------------
SHAREHOLDER SERVICES                                                                                     44
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES                                                                                  45
-------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS                                                                                     47
-------------------------------------------------------------------------------------------------------------
PRIVACY NOTICE                                                                                           54
-------------------------------------------------------------------------------------------------------------
FOR MORE INFORMATION                                                                             BACK COVER
-------------------------------------------------------------------------------------------------------------
                                  Shareholder Reports                                            BACK COVER
                                  Statement of Additional Information                            BACK COVER

                    SUMMARY

WHAT ARE THE FUNDS?

                    Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund (each, a "Fund" and collectively, the "Funds") are each series of Kelmoore Strategic Trust, an open-end management investment company, commonly known as a mutual fund. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.


                    KELMOORE STRATEGY(R) FUND

WHAT IS KELMOORE STRATEGY(R) FUND'S INVESTMENT OBJECTIVE?

                    The Fund's investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) FUND'S PRINCIPAL STRATEGY?


                    The principal strategy of Kelmoore Strategy(R) Fund is to purchase the common stocks of a limited number of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large-cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.


                    When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


                    To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the International Securities Exchange ("ISE") and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.


                    Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations, and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

                    The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments. The Adviser currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.

                    The Fund typically holds no more than forty common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:

                  o considered to be leading edge companies, which are
                    companies that offer new, innovative, or superior products or services

                  o have strong financial fundamentals

                  o are widely-held and have a high daily trading volume

                  o are multi-national corporations

WHAT ARE KELMOORE STRATEGY(R) FUND'S PRINCIPAL RISKS?

                    As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

                    RISKS OF INVESTING IN STOCKS:

                  o non-diversification risk, which is the risk that since the
                    Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund

                  o stock market risk, or the risk that the price of the
                    securities owned by the Fund may fall due to changing economic, political or market conditions
                  o selection risk, or the risk that the stocks or sectors
                    owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market
                  o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
                  o consumer goods sector risks, including the risk that
                    government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
                  o manufacturing sector risks, including the risk that
                    economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
                  o natural resources sector risks, including the risk that
                    international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock

                  o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

                    RISKS OF WRITING COVERED CALL OPTIONS:
                  o risk of limiting gains on stocks in a rising market
                  o risk of unanticipated exercise of the option
                  o lack of a liquid options market
                  o less transparency in the options markets than the equity markets
                  o decreases in option premiums

                    OTHER PRINCIPAL RISKS
                  o lack of liquidity in connection with purchases and sales of portfolio securities
                  o relatively higher transaction costs due to the Fund's stock and options trading strategy
                  o forced liquidation of securities underlying written
                    options, which causes increased transaction expenses
                  o loss of part or all of your money invested in the Fund
                  o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) FUND?

                    Kelmoore Strategy(R) Fund may be appropriate for you if you:
                  o can accept the risks of investing in a portfolio of common stocks and covered call options
                  o can tolerate performance that may vary substantially from year to year
                  o can accept variation in the value of the Fund's shares,
                    which could cause a capital loss upon redemption
                  o have a longer-term investment horizon
                  o are seeking equity risk mitigation through a covered call option hedging strategy
                  o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments - please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate

                    You should NOT invest in the Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

                    KELMOORE STRATEGY(R) EAGLE FUND

WHAT IS KELMOORE STRATEGY(R) EAGLE FUND'S INVESTMENT OBJECTIVE?

                    The Fund's investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of the covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL STRATEGY?


                    The principal strategy of Kelmoore Strategy(R) Eagle Fund is to purchase the common stocks of a limited number of mid- and large-cap companies with market capitalizations in excess of $1 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of mid- and large-cap leaders in Technology, Communications, and Financial Services. In addition, the Fund may from time to time purchase a mid- or large-cap stock, not in the market sectors noted above, if particularly attractive options may be sold against the stock.


                    When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


                    To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the ISE and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.


                    Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund, based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations, and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

                    The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total return over a range of equity market environments. The Adviser currently intends to use up to 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.

                    The Fund typically holds between 30 and 50 common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $1 billion and tend to have most of the following characteristics:
                  o considered to be leading edge companies, which are
                    companies that offer new, innovative, or superior products or services
                  o have a commanding or dominant marketing position
                  o are widely-held and have a high daily trading volume
                  o have strong financial fundamentals
                  o have a higher volatility than the stocks selected by Kelmoore Strategy(R) Fund

WHAT ARE KELMOORE STRATEGY(R) EAGLE FUND'S PRINCIPAL RISKS?

                    As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

                    RISKS OF INVESTING IN STOCKS:

                  o non-diversification risk, which is the risk that since the
                    Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund

                  o enhanced stock market risk as compared with Kelmoore
                    Strategy(R) Fund, which is the risk that the price of the securities owned by the Fund may fall to a greater degree than the less volatile stocks held by Kelmoore Strategy(R) Fund due to changing economic, political or market conditions
                  o enhanced selection risk as compared with Kelmoore
                    Strategy(R) Fund, which is the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole, or certain sectors of the stock market, more substantially than will the stocks or sectors selected by Kelmoore Strategy(R) Fund because Kelmoore Strategy(R) Eagle Fund generally invests in companies in fewer sectors with relatively higher volatility as compared to Kelmoore Strategy(R) Fund
                  o mid-cap risk, which is the risk that returns from mid-cap stocks selected by the Fund may underperform the stock market as a whole or certain sectors of the stock market, since mid-cap stocks have historically been more volatile in price than large cap stocks
                  o financial risk, or the risk that the stock issuer may file bankruptcy proceedings or be acquired on unfavorable terms to the shareholders
                  o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock
                  o communications sector risks, including the risk that
                    government regulation, failure to obtain or delays in obtaining financing, regulatory approvals, intense competition, product compatibility, consumer preferences, or rapid obsolescence may reduce the value of an issuer's stock
                  o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock

                    RISKS OF WRITING COVERED CALL OPTIONS:
                  o risk of limiting gains on stocks in a rising market
                  o risk of unanticipated exercise of the option
                  o lack of a liquid options market
                  o less transparency in the options markets than the equity markets
                  o decreases in option premiums

                    OTHER PRINCIPAL RISKS:
                  o lack of liquidity in connection with purchases and sales of portfolio securities
                  o relatively higher transaction costs due to the Fund's stock and options trading strategy
                  o forced liquidation of securities underlying the written
                    options, which causes increased transaction expenses
                  o loss of part or all of your money invested in the Fund
                  o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) EAGLE FUND?

                    Kelmoore Strategy(R) Eagle Fund may be appropriate for you if you:
                  o can accept the risks of investing in a portfolio of common stocks and covered call options
                  o can tolerate performance that may vary substantially from year to year
                  o can accept wide variation in the value of the Fund's
                    shares, which could cause a capital loss upon redemption
                  o have a longer-term investment horizon
                  o are seeking equity risk mitigation through a covered call option hedging strategy

                  o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments -- please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate


                    You should NOT invest in this Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

                    KELMOORE STRATEGY(R) LIBERTY FUND

WHAT ARE KELMOORE STRATEGY(R) LIBERTY FUND'S INVESTMENT OBJECTIVES?

                    The Fund's primary investment objective is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. The primary source of these gains will be either the premiums earned by the Fund from the writing of covered call options or the increase in market value of stocks called away from the Fund, depending on market factors. The Fund's secondary investment objective is capital preservation from buying put options. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objectives. These investment objectives may be changed without a shareholder vote.

WHAT IS KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL STRATEGY?


                    The principal strategy of Kelmoore Strategy(R) Liberty Fund is to purchase the common stocks of large-cap companies with market capitalizations in excess of $10 billion and strong financial fundamentals and generally to sell or "write" related covered call options against most if not substantially all of the shares of stock it owns. The Fund consists primarily of large cap leaders in Financial Services, Consumer Goods, Manufacturing, Natural Resources, and Technology. In addition, the Fund may from time to time purchase a large-cap stock, not in the market sectors noted above, if financially attractive options may be sold against the stock.


                    When the Fund purchases a stock, it then determines whether, when, and at what price and duration to write a covered call option on the stock. The options written by the Fund are considered "covered" because the Fund owns the stock against which the options are written. As a result, the number of covered call options the Fund can write against any particular stock is limited by the number of shares of that stock the Fund holds.


                    To maximize option premiums generated, the Fund may, but is not required to, write as many covered call options as is possible on the stocks the Fund owns. Kelmoore provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the ISE and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as

                    ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.


                    Kelmoore, as Adviser, directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund, based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations and any other factors in the options market that may give rise to advantageous conditions for writing covered call options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

                    The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, the steady cash flow from the sale of covered call options, and the downside protection of the put options is designed to provide the Fund with fairly consistent total returns over a range of equity market environments. The Adviser currently intends to utilize approximately 50% of the premiums generated from covered call option writing to acquire put options but may direct investment in more or less put options in its sole discretion. The Adviser monitors the portfolio daily, and may initiate transactions on a continuous basis, as opposed to a "buy-write" strategy in which stocks are bought and matching call options are sold and then held until the option expires or the stock is called away.

                    The Fund typically holds no more than one hundred common stocks, although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization in excess of $10 billion and tend to have most of the following characteristics:
                  o considered to be industry leading edge companies, which are companies that offer new, innovative, or superior products or services
                  o are widely-held and have a high daily trading volume
                  o have strong financial fundamentals
                  o have a lower volatility than the stocks selected by
                    Kelmoore Strategy(R) Fund and Kelmoore Strategy(R) Eagle
                    Fund

WHAT ARE KELMOORE STRATEGY(R) LIBERTY FUND'S PRINCIPAL RISKS?

                    As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

                    RISKS OF INVESTING IN STOCKS:

                  o non-diversification risk, which is the risk that since the
                    Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund

                  o stock market risk, or the risk that the price of the
                    securities owned by the Fund may fall due to changing economic, political or market conditions
                  o selection risk, or the risk that the stocks or sectors
                    owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market
                  o financial services sector risks, including the risk that government regulation, the cost of capital funds, changes in interest rates, or price competition may reduce the value of an issuer's stock
                  o consumer goods sector risks, including the risk that
                    government regulation, the performance of the overall economy, interest rates, competition, consumer confidence or spending, or changes in demographics or consumer preferences may reduce the value of an issuer's stock
                  o manufacturing sector risks, including the risk that
                    economic cycles, technical obsolescence, labor relations, or government regulation may reduce the value of an issuer's stock
                  o natural resources sector risks, including the risk that
                    international political and economic developments, energy conservation, the success of exploration projects, or tax and other government regulation may reduce the value of an issuer's stock
                  o technology sector risks, including the risk that government regulation and newer products, systems or information may be developed and introduced to the marketplace, thereby substantially reducing the value of an issuer's stock

                    RISKS OF WRITING COVERED CALL OPTIONS:
                  o risk of limiting gains on stocks in a rising market
                  o risk of unanticipated exercise of the option
                  o lack of a liquid options market
                  o less transparency in the options markets than the equity markets
                  o decreases in option premiums

                    OTHER PRINCIPAL RISKS:
                  o lack of liquidity in connection with purchases and sales of portfolio securities
                  o relatively higher transaction costs due to the Fund's stock and options trading strategy

                  o forced liquidation of securities underlying written
                    options, which causes increased transaction expenses
                  o loss of part or all of your money invested in the Fund
                  o loss of premium related to the purchase of a put option if the option expires "out of the money"


WHO MAY WANT TO INVEST IN KELMOORE STRATEGY(R) LIBERTY FUND?

                    Kelmoore Strategy(R) Liberty Fund may be appropriate for you if you:
                  o can accept the risks of investing in a portfolio of common stocks and covered call options
                  o can tolerate performance that may vary substantially from year to year
                  o can accept variation in the value of the Fund's shares,
                    which could cause a capital loss upon redemption
                  o have a longer-term investment horizon
                  o are seeking equity risk mitigation through a covered call option hedging strategy
                  o are prepared to receive taxable income and capital gains distributions in connection with the intent to maximize cash flow or dividend reinvestments - please be aware that short-term capital gains are currently taxed as ordinary income and long-term capital gains are currently taxed at the investor's then effective long-term capital gain rate

                    You should NOT invest in this Fund if you are primarily seeking capital appreciation or predictable levels of income or are investing for a short period of time.

RISK/RETURN BAR CHARTS AND TABLES

                    The bar charts and tables that follow provide an indication of the risks of investing in Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund by showing changes in each Fund's performance from year to year (since each Fund commenced operations), and by showing how each Fund's average annual returns for one-year, five-years and the life of the Fund compare to those of certain broad based benchmarks. Fee waivers and expense reimbursements that were applicable during the indicated periods are reflected in both the bar charts and the tables. Without those fee waivers and expense reimbursements, each Fund's performance would have been lower. Sales loads and account fees are not reflected in the bar charts; if they were, returns would be less than shown. The figures in the tables assume reinvestment of all dividends and distributions. The performance calculations in the tables reflect the deduction of the maximum sales charges and annual Fund operating expenses. How a Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

KELMOORE STRATEGY(R) FUND

                                  [BAR CHART]

           -15.08%   -13.74%   -24.69%   20.43%   -2.93%   2.33%    7.18%
--------------------------------------------------------------------------------
            2000       2001      2002     2003     2004     2005    2006
                       (As of 12/31 for Class C shares)

                    Since inception (May 3, 1999), the highest calendar quarter total return for Class C shares of the Fund was 14.11% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (21.47)% (quarter ended September 30, 2001).


PERFORMANCE TABLE
Average Annual Total Returns as of 12/31/06



                                                     1 Year        5 Years       Since Inception
================================================================================================
Kelmoore Strategy(R) Fund -- Class A(1) Returns
Before Taxes                                           2.07%         (1.04)%          (3.61)%
------------------------------------------------------------------------------------------------
Standard & Poor's 100 Index(2)                        18.47%          4.51%            0.57%
------------------------------------------------------------------------------------------------
Chicago Board Options Exchange BuyWrite Monthly
Index(2)                                              13.33%          7.13%            4.85%
------------------------------------------------------------------------------------------------
Kelmoore Strategy(R) Fund -- Class C(3) Returns
Before Taxes                                           7.18%         (0.70)%          (3.21)%
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(4,5,6)             7.18%         (2.35)%          (6.00)%
------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Redemptions(4,5,6)                                     4.67%         (1.57)%          (4.12)%
------------------------------------------------------------------------------------------------
Standard & Poor's 100 Index(2)                        18.47%          4.51%            1.73%
------------------------------------------------------------------------------------------------
Chicago Board Options Exchange BuyWrite Monthly
Index(2)                                              13.33%          7.13%            5.12%
------------------------------------------------------------------------------------------------


               (1) Inception date October 25, 1999.
               (2) The Standard & Poor's 100 Index ("S&P 100") and Chicago
                   Board Options Exchange BuyWrite Monthly Index ("CBOE") are unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.
               (3) Inception date May 3, 1999.
               (4) The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will vary.
               (5) After-tax returns are calculated using the historical
                   highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
               (6) Actual after-tax returns depend on an investor's tax
                   situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

KELMOORE STRATEGY(R) EAGLE FUND

                                  [BAR CHART]

           -15.08%   -30.92%    34.51%    5.59%   -3.69%   -3.00%
--------------------------------------------------------------------------------
             2001      2002      2003     2004     2005     2006
                        (As of 12/31 for Class C shares)


                    Since inception (June 29, 2000), the highest calendar quarter total return for Class C shares of the Fund was 38.64% (quarter ended December 31, 2001) and the lowest calendar quarter total return was (35.70)% (quarter ended March 31, 2001).

PERFORMANCE TABLE
Average Annual Total Returns as of 12/31/06

                                                            1 Year         5 Years       Since Inception
========================================================================================================
Kelmoore Strategy(R) Eagle Fund -- Class A(1) Returns
Before Taxes                                                (7.75)%         (2.15)%          (14.69)%
--------------------------------------------------------------------------------------------------------
Kelmoore Strategy(R) Eagle Fund -- Class C(1) Returns
Before Taxes                                                (3.00)%         (1.73)%          (14.57)%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2,3,4)                  (3.00)%         (3.92)%          (17.17)%
--------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Redemptions(2,3,4)                                          (1.95)%         (2.72)%          (12.33)%
--------------------------------------------------------------------------------------------------------
NASDAQ Composite Index(5)                                   10.39%           4.99%           ( 6.86)%
--------------------------------------------------------------------------------------------------------
Chicago Board Options Exchange BuyWrite Monthly
Index(5)                                                    13.33%           7.13%             3.82%
--------------------------------------------------------------------------------------------------------


               (1) Inception date June 29, 2000.
               (2) The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will vary.
               (3) After-tax returns are calculated using the historical
                   highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
               (4) Actual after-tax returns depend on an investor's tax
                   situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
               (5) The NASDAQ Composite Index (the "NASDAQ") and CBOE are
                   unmanaged indices and the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

KELMOORE STRATEGY(R) LIBERTY FUND

                                  [BAR CHART]

           -10.66%   -23.03%    19.04%    1.86%   -2.30%    9.13%
--------------------------------------------------------------------------------
             2001      2002      2003     2004     2005     2006
                       (As of 12/31 for Class C shares)

                    Since inception (December 26, 2000), the highest calendar quarter total return for Class C shares of the Fund was 18.45% (quarter ended December 31, 2002) and the lowest calendar quarter total return was (22.58)% (quarter ended June 30, 2002).


PERFORMANCE TABLE
Average Annual Total Returns as of 12/31/06



                                                      1 Year        5 Years       Since Inception
==================================================================================================
Kelmoore Strategy(R) Liberty Fund -- Class A(1)
Returns Before Taxes                                   3.86%         (0.50)%          (2.16)%
--------------------------------------------------------------------------------------------------
Kelmoore Strategy(R) Liberty Fund -- Class C(1)
Returns Before Taxes                                   9.13%         (0.10)%          (1.94)%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions(2,3,4)             9.13%         (2.16)%          (4.31)%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Redemptions(2,3,4)                                     5.93%         (1.34)%          (3.04)%
--------------------------------------------------------------------------------------------------
Standard & Poor's 100 Index(5)                        18.47%          4.51%            1.21%
--------------------------------------------------------------------------------------------------
Chicago Board Options Exchange BuyWrite Monthly
Index(5)                                              13.33%          7.13%            3.88%
--------------------------------------------------------------------------------------------------


               (1) Inception date December 26, 2000.
               (2) The Fund offers more than one class of shares. After-tax returns are shown for only Class C shares and after-tax returns for Class A shares will vary.
               (3) After-tax returns are calculated using the historical
                   highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
               (4) Actual after-tax returns depend on an investor's tax
                   situation, may differ from those shown, and are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
               (5) The S&P 100 and CBOE are unmanaged indices and the
                   performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

                    FEES AND EXPENSES OF THE FUNDS


                    The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of a Fund. Transaction costs, including the brokerage commissions paid by the Funds to Kelmoore or to other brokers, are treated as costs of acquiring or disposing of assets and thus are not reflected in the expense tables below or in the Funds' overall expense ratios. In addition to the management fees paid to Kelmoore, during the fiscal year ended December 31, 2006, the Funds paid total brokerage commissions amounting to $2,430,647 of which the entire amount was paid to Kelmoore. Further information regarding the brokerage commissions paid by the Funds to Kelmoore is contained herein under the heading "Management of the Funds-Brokerage Commissions" and in the Funds' Statement of Additional Information, which is available upon request, under the heading "Brokerage."



                                                  KELMOORE             KELMOORE STRATEGY(R)        KELMOORE STRATEGY(R)
                                              STRATEGY(R) FUND              EAGLE FUND                 LIBERTY FUND
                                             Class A      Class C       Class A      Class C       Class A        Class C
                                          ================================================================================
SHAREHOLDER FEES
(fees paid directly from your investment):
==========================================================================================================================
Maximum Sales Charge (Load) imposed
 on Purchases (as a percentage of
 offering price)                              5.50%(1)    None         5.50%(1)    None         5.50%(1)      None
--------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)          1.00%(2)    None         1.00%(2)    None         1.00%(2)      None
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed
 on Reinvested Dividends                      None        None         None        None         None          None
--------------------------------------------------------------------------------------------------------------------------
Redemption Fees (as a percentage of
 amount redeemed)*                            None        None         None        None         None          None
--------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from Fund assets):
==========================================================================================================================
Management Fees                               1.00%       1.00%        1.00%       1.00%        1.00%         1.00%
--------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees         0.25%       1.00%        0.25%       1.00%        0.25%         1.00%
--------------------------------------------------------------------------------------------------------------------------
Other Expenses                                0.98%       0.98%        0.87%       0.87%        1.09%         1.09%
--------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(4)       2.23%       2.98%        2.12%       2.87%        2.34%         3.09%
--------------------------------------------------------------------------------------------------------------------------
Fee Reduction and/or Expense
 Reimbursement(5)                             0.00%       0.00%        0.00%       0.00%       (0.09)%        (0.09)%
--------------------------------------------------------------------------------------------------------------------------
Net Expenses(6)                               2.23%       2.98%        2.12%       2.87%        2.25%          3.00%
--------------------------------------------------------------------------------------------------------------------------


                  * If you redeem your shares by wire transfer, the Funds'
                    transfer agent charges a fee (currently $9.00) per wire redemption. Purchases and redemptions not made directly through the Funds' principal distributor may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.
                (1) Reduced for purchases of $50,000 and over. See "Your
                    Investment - How to Buy Shares" for more information.
                (2) There is no front-end sales charge on certain purchases of
                    $1 million or more. However, a Contingent Deferred Sales
                    Charge ("CDSC") of 1.00% of the lesser of the purchase price or the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase. See "Your Investment - How to Buy Shares" for more information.

                (3) Transaction costs, including the brokerage commissions paid by the Funds to Kelmoore as broker, are not treated as "expenses" but rather as "capital costs," and, therefore, are not reflected.
                (4) Gross fees and expenses that would have been incurred for the fiscal year ended December 31, 2006 if the Adviser had not waived any fees and/or reimbursed expenses.

                (5) The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses as determined under generally accepted accounting principles and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2008, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares of each Fund (the "Expense Limitation"). Each Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.
                (6) Additionally, the Adviser voluntarily waived a portion of its investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. This waiver was a reimbursement to the Funds of the cost savings realized by the Adviser from the decrease in execution costs that were a component of the brokerage commissions paid to the Adviser by the Funds during the period July 1, 2003 through December 31, 2004. After this voluntary waiver, the Funds' Net Expenses for the fiscal year ended December 31, 2006 were:

                    Kelmoore Strategy(R) Fund
                     Class A - 2.16%
                     Class C - 2.91%

                    Kelmoore Strategy(R) Eagle Fund
                     Class A - 2.06%
                     Class C - 2.81%

                    Kelmoore Strategy(R) Liberty Fund
                     Class A - 2.21%
                     Class C - 2.96%

                    The amounts waived in connection with the voluntary waiver may not be recouped by the Adviser. For additional information, see "Management of the Funds -Brokerage Commissions."


EXAMPLE


                    This example is designed so that you may compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that:

                  o You invest $10,000 in the Fund for the time periods
                    indicated;
                  o With respect to Class A, the maximum sales charge is
                    imposed;
                  o You redeem all of your shares at the end of each time
                    period;
                  o Your investment has a hypothetical 5% return each year;
                  o All distributions are reinvested without the imposition of the maximum sales charge; and
                  o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.


                    The example is for comparison purposes only. Actual return and expenses will be different, and each Fund's performance and expenses may be higher or lower. Based on these assumptions, your costs for each Fund would be:



                   KELMOORE          KELMOORE STRATEGY(R)    KELMOORE STRATEGY(R)
               STRATEGY(R) FUND           EAGLE FUND             LIBERTY FUND
              Class A     Class C     Class A     Class C     Class A     Class C
             --------------------------------------------------------------------
1 year        $  764      $  301      $  753      $  290      $  766      $  303
--------------------------------------------------------------------------------
3 years       $1,209      $  921      $1,177      $  889      $1,232      $  945
--------------------------------------------------------------------------------
5 years       $1,679      $1,567      $1,626      $1,513      $1,724      $1,613
--------------------------------------------------------------------------------
10 years      $2,974      $3,299      $2,867      $3,195      $3,072      $3,396
--------------------------------------------------------------------------------

                    INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

                    The investment objective of each of the Kelmoore Strategy Fund ("Strategy Fund"), Kelmoore Strategy Eagle Fund ("Eagle Fund") and Kelmoore Strategy Liberty Fund ("Liberty Fund") is to maximize realized gains from writing covered call options on common stocks using an active-management investment approach. To generate option premiums, each Fund purchases the common stocks of a limited number of companies and thereafter considers whether, when, and at what price and duration to write covered call options on these stocks. As the options are exercised, expire or are closed out and the proceeds or underlying stock become available for reinvestment or cover, the Funds repeat the process.

THE FUNDAMENTALS OF SELLING (WRITING) COVERED CALL OPTIONS

                    THE FUND SELLS THE COVERED CALL OPTION
                    Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund typically owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

                    THE FUND COLLECTS A PREMIUM
                    For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

                    IF THE COVERED CALL OPTION IS EXERCISED
                    The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

                    IF THE COVERED CALL OPTION EXPIRES
                    If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until:
                    a) an option is exercised or b) the stock is sold because it no longer meets the Adviser's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

                    IF THE COVERED CALL OPTION IS CLOSED OUT
                    To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

                    OTHER FEATURES
                    The call options sold by a Fund are listed and traded on one or more domestic securities exchanges and are issued by the Options Clearing Corporation ("OCC"). If a dividend is declared on stock underlying a covered call option sold by a Fund, the dividend is paid to the Fund and not the owner of the call option.

                    To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser seeks, when practical, to enter into closing purchase transactions before the call options the Fund sells are exercised in order to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

FLEX OPTIONS

                    The Funds may sell covered Flexible EXchange(R) Options (FLEX Options), which are issued and guaranteed by the OCC. FLEX Options are equity options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance a Fund's investment strategies and investment objectives, providing the Adviser with enhanced operational efficiency to offset or alter positions before expiration of the option.

PURCHASING PUT OPTIONS

                    The Adviser acquires put options in an effort to protect the Funds from a significant market decline in a short period of time. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease.

FUTURE DEVELOPMENTS IN OPTIONS

                    The Funds may take advantage of opportunities in the area of options that are not currently available but that may be developed to the extent that such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

ADDITIONAL INFORMATION FOR EACH FUND

                    To decrease the risks of volatile or reduced premiums for the Strategy Fund, the Adviser seeks to select underlying common stocks of larger companies that have high trading volumes and less price volatility than the stocks selected by the Eagle Fund. To reduce stock selection risk, the Adviser selects companies that the Adviser generally believes are considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

                    For the Eagle Fund, the Adviser seeks to select underlying common stocks of high growth companies that have high trading volumes, increased volatility and a greater price fluctuation than the stocks held by the Strategy Fund. To reduce stock selection risk, the Adviser selects stocks that the Adviser believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across three industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

                    For the Liberty Fund, the Adviser seeks to select underlying common stocks of larger companies that have high trading volumes and less volatility and price fluctuation than the stocks held by the Strategy Fund and the Eagle Fund. To reduce stock selection risk, the Adviser selects stocks that the Adviser believes are generally considered to be industry leaders and to have strong financial fundamentals. In addition, to reduce overall market risk, the Adviser normally directs that Fund investments be spread across five industry sectors and purchases put options to seek to protect against a decline in the value of the stocks the Fund owns.

TEMPORARY DEFENSIVE POSITION

                    A Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When a Fund takes a temporary defensive position, it may not achieve its stated investment objective. An example of a defensive investment position would be the purchase of cash equivalents.

                    PRINCIPAL RISKS

INVESTING IN EQUITY SECURITIES


                    Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which each Fund invests, and therefore each Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by a Fund will under perform the stock market or certain sectors of the market.


SELLING (WRITING) COVERED CALL OPTIONS


                    When a Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.


                    There is no assurance that a liquid market will be available at all times for a Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Funds incur commission expenses when selling call options.

PURCHASING PUT OPTIONS

                    When a Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, a Fund may not own any put options, resulting in increased risk during a market decline.

LACK OF LIQUIDITY

                    A Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Adviser generally seeks to hold the underlying stocks in a Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER


                    The portfolio turnover of a Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could negatively impact a Fund's performance. For the fiscal year ended December 31, 2006, the portfolio turnover rates for the Strategy Fund, Eagle Fund and Liberty Funds were 304.10%, 199.65% and 195.75%, respectively. In periods of high market volatility, a Fund is more likely to have calls exercised, which can result in a significant increase in a Fund's portfolio turnover.


TAX CONSEQUENCES


                    Each Fund expects to generate a high level of premiums from its sale of call options. These premiums typically result in short-term capital gains to the Fund for federal and state income tax purposes. Distributions of such short-term capital gains usually are taxable at the same rate as ordinary income to investors. Transactions involving the disposition of a Fund's underlying securities (whether pursuant to the exercise of a call option or otherwise) give rise to capital gains or losses. Because a Fund has no control over the exercise of the call options, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.


LACK OF DIVERSIFICATION

                    Each Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund may provide less stable investment returns than a diversified fund investing in generally the same type of securities. The non-diversified status provides greater discretion to the Adviser to enter into larger positions with respect to individual investments. Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

                    Each Fund's non-diversified status provides valuable flexibility for each Fund to invest in advantageous investment opportunities. This investment strategy is expected to ultimately enhance each Fund's total return. The Adviser wants each Fund to be a substantial owner of high caliber companies when the stock prices are reasonable as well as to be able to sell a position due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Being non-diversified permits each Fund to have larger positions in certain issuers from time to time. Because each

                    Fund is permitted to concentrate a larger percentage of its assets in relatively fewer common stocks, the overall volatility of each Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of a Fund's concentrated positions will have a greater impact on the net asset value of that Fund since those concentrated positions represent a larger component of that Fund's assets.

                    SECONDARY STRATEGIES

THE FUNDAMENTALS OF SELLING (WRITING) SECURED PUT OPTIONS

                    THE FUND SELLS THE SECURED PUT OPTION
                    By selling a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the Fund may be assigned an exercise notice by the seller. The exercise notice requires the Fund to take delivery of the underlying security against payment of the exercise price. The put option is "secured" because the Fund places cash, U.S. Government securities or other highly liquid assets with a value equal to the exercise price of the put in a segregated account with the Fund's custodian. The segregated account is adjusted daily to reflect the current value of the put option. The Funds do not sell uncovered or "naked" options.

                    THE FUND COLLECTS A PREMIUM
                    For the right to sell the underlying security to the Fund at the strike price, the buyer of a put option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price or the option.

                    IF THE SECURED PUT OPTION IS EXERCISED
                    The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to buy the underlying stock at the exercise price. Options are normally exercised on or before the expiration date if the market price of the stock drops below the exercise price of the option.

                    IF THE SECURED PUT OPTION EXPIRES
                    If a secured put option expires unexercised, the Fund will realize a gain equal to the amount of the premium it received for the option. If the market price of the stock exceeds the exercise price, the put option will likely expire without being exercised.

                    IF THE SECURED PUT OPTION IS CLOSED OUT
                    To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

                    OTHER FEATURES
                    The put options sold by the Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC.

                    SECONDARY RISK

SELLING (WRITING) SECURED PUT OPTIONS

                    When a Fund sells secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. While a Fund receives a premium for selling the put option, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. The purchaser of the put option may exercise the put at any time during the option period (the time between when the put is sold and when it expires). A Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

                    There is no assurance that a liquid market will be available at all times for a Fund to sell put options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling put options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. A Fund incurs commission expenses when selling put options.

                    TRANSACTION COSTS

                    Because the Funds will engage in the sale and purchase of options contracts on a regular basis, the brokerage commissions paid by the Funds may be significantly greater than brokerage commissions paid by a similarly sized mutual fund that does not engage in options trading.

                    POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

                    A description of the Funds' policy regarding disclosure of the Funds' portfolio holdings can be found in the Funds' Statement of Additional Information and on the Funds' website at www.kelmoore.com.

                    MANAGEMENT OF THE FUNDS

                    INVESTMENT ADVISER AND BROKER

                    Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") serves as the investment adviser to each Fund and is responsible for the selection and ongoing monitoring and discretionary investment management of the securities and options positions in each Fund's investment portfolio. A discussion regarding the basis for the Board of Trustees' most recent approval of the Investment Advisory Agreement between the Adviser and the Funds will be available in the semi-annual report to shareholders dated June 30, 2007. The Adviser is a registered investment adviser and broker-dealer. Because of Kelmoore's risk management skills and strategy in executing options on each security purchased, the Adviser intends to place substantially all transactions in both stock and options with Kelmoore in its capacity as a registered broker-dealer. The Adviser was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Adviser offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds, each of which may employ a similar investment strategy to that of the Funds. The Adviser's principal address is 2465 East Bayshore Road, Suite 300, Palo Alto, California 94303.

                    Each Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. After fee waivers, the Adviser was paid fees at the following effective fee rates based on average daily net assets for the fiscal year ended December 31, 2006: Strategy Fund, 1.00%; Eagle Fund, 1.00%; and Liberty Fund, 0.91%. The advisory fee is separate from, and in addition to, brokerage commissions paid by the Funds to Kelmoore in its capacity as broker, as discussed below.

                    The Adviser has contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1, 2008, so that the total ordinary operating expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares for each of the Funds. Additionally, for the Eagle Fund's and the Liberty Fund's initial fiscal year ended February 28, 2001, the Adviser voluntarily agreed to waive its fee and reimburse ordinary operating expenses so that each Fund's annual total ordinary operating expenses would not exceed 2.25% for Class A shares and 3.00% for Class C shares. Expenses that are not included in this expense limitation include extraordinary expenses as determined under generally accepted accounting principles and, to avoid any conflict of interest or appearance thereof, fees and expenses of the Independent Trustees. Each waiver and reimbursement described above is subject to recoupment by the Adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the Adviser would not cause total operating expenses to exceed any current expense limitation. The Adviser has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, to the extent such expenses cause a Fund to exceed the expense cap discussed above, subject to recoupment described above. For the fiscal year ended December 31, 2006, the Adviser waived advisory fees of $45,389 payable from the Liberty Fund. In addition, for the fiscal year ended December 31, 2006, the Adviser recouped $15,008 and $23,694 of previously waived or reimbursed expenses related to the Strategy(R) Fund and Eagle Fund, respectively.


                    PORTFOLIO MANAGER

                    Matthew Kelmon, a Director and Senior Executive Vice President of Portfolio Management and Chief Investment Officer for the Adviser, is the principal portfolio manager for the Funds, manages the day-to-day investment advisory services of the Adviser, and is responsible for designing and implementing an in-house software system for non-fund accounts (OPTRACKER), which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires. Mr. Kelmon has been the principal portfolio manager of the Funds since each Fund's inception. The Strategy Fund, Eagle Fund and Liberty Fund commenced operations on May 3, 1999, June 29, 2000 and December 26, 2000, respectively. Mr. Kelmon is primarily responsible for both the implementation of the Funds' stock selection and the management of the Funds' options trading activity, as well as overseeing the brokerage services provided by Kelmoore to the Funds. Mr. Kelmon has been primarily responsible for the day-to-day management and implementation of The Kelmoore Strategy for private accounts and limited partnerships since 1994. Prior to his employment at the Adviser, Mr. Kelmon was an account executive at M.L. Stern & Co., Inc., a bond dealer, from June of 1993 to April of 1994. Mr. Kelmon also heads up the Investment Committee of the Adviser, which has responsibility, among other things, for oversight relative to the Funds and their holdings and for the review and approval of proposed monthly Fund distributions. The Statement of Additional Information provides additional information about Mr. Kelmon's compensation, other accounts managed by him, and his ownership of securities in each Fund.


                    BROKERAGE COMMISSIONS
                    Kelmoore provides both investment advisory and brokerage services to the Funds. Each Fund, through Kelmoore as Adviser, places substantially all of its brokerage transactions, both in stocks and options, through Kelmoore's brokerage trading operations. Kelmoore, acting as a broker, is a member of the ISE, a leading electronic trading market for options, and directly executes a substantial portion of the Funds' brokerage transactions through ISE or other market centers accessible to Kelmoore, such as ECNs, third party trading platforms and alternative trading networks. The Funds pay Kelmoore brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Funds to Kelmoore for advisory services. As the level of stock trading or option writing increases, the level of commissions paid by each Fund to Kelmoore increases.

                    The commissions paid to Kelmoore are regularly reviewed and approved by the Independent Trustees of the Funds in accordance with Rule 17e-1 under the 1940 Act. Since Kelmoore receives compensation based on the number of shares and option contracts traded, there is an incentive for Kelmoore to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by each Fund to Kelmoore also increases. The amount of such commissions is substantial when compared with such charges for other funds because of the Funds' options and securities trading strategy. Nonetheless, with respect to each of the Strategy, Eagle and Liberty Funds, the number of covered call options written at any time is limited to the value of the stock positions in the Fund's portfolio, which are used to cover or secure those options. These limits may mitigate the effect of Kelmoore's incentive to effect transactions for the Fund to which they apply.

                    Kelmoore manages all aspects of each Fund's options trading strategy through monitoring of trading markets. Matthew Kelmon, in addition to serving as portfolio manager for each Fund, is primarily responsible for overseeing and implementing the brokerage services provided by Kelmoore to the Funds. The Board of Trustees believes that Kelmoore's extensive knowledge base and securities trading experience as a broker are essential to maximizing each Fund's options premiums while mitigating risk of losses. In addition to executing brokerage transactions for the Funds internally, Kelmoore also directs, in its discretion, a portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when, in Kelmoore's judgment, the market centers accessible to Kelmoore lack sufficient liquidity and transparency for best execution.


                    Kelmoore has reduced its options commissions substantially on two occasions since the end of 2004. Since early November, 2005, Kelmoore's commission charges to the Funds have been $0.60 per options contract for transactions placed on ISE. On trades Kelmoore executes on ISE, Kelmoore charges each Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Funds are charged $0.60 per contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore charges the Funds $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses the services of an unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.

                    On January 18, 2007, Kelmoore agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission ("SEC") alleging violations of federal securities laws with respect to certain matters related to the brokerage commissions historically charged by Kelmoore in connection with the execution of options transactions for the Funds and the disclosures concerning these commissions. The SEC alleged certain understatements of total fees Kelmoore charged for managing the Funds (SEC Release IA-2581, Administrative Proceeding File No. 3-12541, Jan. 18, 2007). During the "relevant time period, Kelmoore served as both the investment adviser and broker-dealer for the Trust. The settlement involves, among other things: (i) findings by the SEC that Kelmoore violated certain federal securities laws;
                    (ii) a cease and desist order against Kelmoore; (iii) a censure of Kelmoore; (iv) Kelmoore's undertaking to hire for fiscal year 2006, at its expense, an Independent Consultant not unacceptable to the SEC to: (1) conduct a review at year-end of the advisory fees and options commissions charged to comparable funds and to make a report with recommendations thereafter on Kelmoore's policies, procedures, and practices for pricing its advisory fees and options commissions; and (2) review Kelmoore's compliance with relevant rules and regulations governing commissions and fees including, among other things, brokerage best execution obligations; and (v) payment by Kelmoore of a civil penalty in the amount of $100,000. A copy of the SEC's order in this matter may be found at www.kelmoore.com.

                    The Independent Trustees of the Funds also cooperated with the SEC Staff's investigation by voluntarily providing documents and testimony, and conducted their own review of the issues involved in the investigation. The Independent Trustees requested, and Kelmoore agreed to reimburse the Funds, the amount of $1,737,672 (payable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $803,080, $852,330 and $82,262, respectively) plus interest of $155,190 (payable to the Strategy Fund, Eagle Fund, and Liberty Fund in the amount of $71,722, $76,121, and $7,347, respectively), representing the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by these Funds during the period July 1, 2003 through December 31, 2004. Kelmoore made a lump sum payment to the Funds of $1,481,200 (payable to the Strategy Fund, Eagle Fund, and Liberty Fund in the amount of $684,550, $726,530, and $70,120, respectively) on February 24, 2006, with the balance of $411,661 (attributable to the Strategy Fund, Eagle Fund and Liberty Fund in the amount of $190,253, $201,920, and $19,488, respectively) plus interest to be reimbursed to the Funds over time by temporarily waiving a portion of Kelmoore's investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. These waivers cannot be recouped by the Adviser. As of March 31, 2007, the balance due was $140,645 (attributable to the Strategy Fund, Eagle Fund, and Liberty Fund in the amount of $90,334, $50,311, and $0, respectively).

                    YOUR INVESTMENT -- HOW TO BUY SHARES

                    You can purchase shares of the Funds through broker-dealers, directly through the Adviser, or through the Automatic Investment Plan. Shares of the Funds are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

                    PURCHASE AMOUNTS
                    ============================================================
                    Minimum initial investment:                $1,000
                    ============================================================
                    Minimum additional investments:            $   50
                    ------------------------------------------------------------

MULTIPLE CLASSES


                    The Trust offers both Class A and Class C shares of the Funds. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment, your election to take distributions as cash or to have them reinvested into additional shares and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.


CLASS A SHARES -- DISTRIBUTION PLAN

                    The Board of Trustees, on behalf of each Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                    The distribution plan for Class A shares permits each Fund to reimburse the Funds' distributor an annual fee not to exceed 0.25% of the average daily net assets attributable to the Class A shares of each Fund.

CLASS A SHARES -- FRONT END SALES CHARGE

                    Sales of Class A shares of each Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

CLASS A SHARES --
FRONT-END SALES CHARGE
=====================================================================================
                                                          Approximate      Percentage
                                       Percentage of     Percentage of     of Dealer
Amount of Single Transaction          Offering Price    Amount Invested    Concession
-------------------------------------------------------------------------------------
Less than $50,000                           5.50%             5.82%           5.00%
-------------------------------------------------------------------------------------
$50,000 but less than $100,000              4.75%             4.99%           4.25%
-------------------------------------------------------------------------------------
$100,000 but less than $250,000             4.00%             4.17%           3.50%
-------------------------------------------------------------------------------------
$250,000 but less than $500,000             3.25%             3.36%           2.75%
-------------------------------------------------------------------------------------
$500,000 but less than $1,000,000           2.50%             2.56%           2.00%
-------------------------------------------------------------------------------------
$1,000,000 or more*                         0.00%             0.00%           0.00%
-------------------------------------------------------------------------------------

                  * You may purchase Class A Shares at net asset value if your purchase is at least $1,000,000 and you make your purchase through a selected dealer who has executed a dealer agreement with Kelmoore. Kelmoore may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 12 months of your purchase, you will pay a Contingent Deferred Sales Charge on the redeemed shares in an amount not to exceed 1.00% of the lesser of net asset value of those shares at the time of purchase or redemption.

                    Shares acquired as a result of reinvestment of distributions are not subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%.

                    The distributor may pay a dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession depends on which class of shares you choose and may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell Fund shares subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

CLASS A SHARES -- REDUCED SALES CHARGES

                    You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of a Fund's Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer, PFPC Inc., as transfer agent ("PFPC"), or the Fund. Certain transactions in Class A shares may be made at net asset value as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees.

                    These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Fund). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund regarding eligibility for these privileges. Stated differently, investors must identify to the Funds, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper "breakpoint" discounts.

                    In order for a Fund to identify its accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund with the applicable account numbers. For purposes of identifying all other Fund accounts you or your registered representative must provide the Fund with either the applicable account numbers or the applicable tax identification numbers.

RIGHT OF ACCUMULATION

                    You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of that Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, PFPC, or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

LETTER OF INTENT

                    You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.

SALES AT NET ASSET VALUE

                    Each Fund may sell Class A shares at net asset value (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (5) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds. Information regarding sales charges imposed by the Funds is available at the Funds' website at www.kelmoore.com.

ADDITIONAL COMPENSATION PAYABLE TO FINANCIAL INTERMEDIARIES

                    Kelmoore, at its expense without additional cost to the Funds or their shareholders, currently provides additional compensation to certain financial intermediaries, including broker-dealers and other financial institutions or organizations through which the Funds' shares are sold or held (collectively, "financial intermediaries"). These payments may be made, at the discretion of Kelmoore, to financial intermediaries for distributing the Funds' shares or for providing shareholder recordkeeping and similar administrative services with respect to a Fund and/or its shareholders. The level of payments made to a financial intermediary may vary. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available a Fund over other mutual funds or other investment products. You may ask your financial intermediary questions about how it is compensated for administering your Fund investment.

CLASS C SHARES

                    Sales of the Funds' Class C shares are not subject to a front-end sales charge. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the distributor. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher expenses than Class A shares. Currently, the distributor pays the 12b-1 fee to selected dealers.

CLASS C SHARES -- DISTRIBUTION PLAN

                    The Board of Trustees, on behalf of each Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows each Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of each Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                    The distribution plan for Class C shares permits each Fund to reimburse the Fund's distributor an annual fee not to exceed 0.75% of the average daily net assets of each Fund's Class C shares. In addition, the distribution plan for Class C shares permits each Fund to reimburse the distributor for payments to dealers or others via an annual service fee not to exceed 0.25% of the average daily net assets of each Fund's Class C shares.

TO OPEN AN ACCOUNT

                    BY MAIL
                  o Complete the application.
                  o Mail the application and your check to:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    P.O. BOX 9790
                    PROVIDENCE, RI 02940-9790
                  o If you are mailing via overnight courier:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    101 SABIN STREET
                    PAWTUCKET, RI 02860-1427
                  o Please make your check payable to the appropriate Fund.
                  o Please make sure your check is for at least $1,000.

                    BY WIRE
                  o To make a same-day wire investment, call toll-free (877)
                    328-9456 by 4:00 p.m. Eastern time. An account number will be assigned to you.
                  o Call your bank with instructions to transmit funds to:
                    PNC BANK PITTSBURGH, PA
                    ABA NO: 031000053
                    FFC ACCOUNT NUMBER: 8606905927
                    ATTN: [NAME AND CLASS OF FUND]

                    KELMOORE FUND ACCOUNT NAME
                    KELMOORE FUND ACCOUNT NUMBER
                  o Your bank may charge a wire fee.
                  o Please make sure your wire is for at least $1,000.
                  o Mail your completed application to PFPC at the address
                    under To Open an Account - By Mail.

TO ADD TO AN ACCOUNT

                    BY MAIL
                  o Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    P.O. BOX 9790
                    PROVIDENCE, RI 02940-9790
                  o If you are mailing via overnight courier:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    101 SABIN STREET
                    PAWTUCKET, RI 02860-1427
                  o Please make your check payable to the appropriate Fund.
                  o Please make sure your additional investment is for at least
                    $50.

                    BY WIRE
                  o Call toll-free (877) 328-9456. The wire must be received by
                    4:00 p.m. Eastern time for same day processing.
                  o Call your bank with instructions under TO OPEN AN ACCOUNT
                    -- By Wire.
                  o Your bank may charge a wire fee.
                  o Please make sure your wire is for at least $50.

AUTOMATIC INVESTMENT PLAN

                    You may open an automatic investment plan account with a $100 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Trust at
                    (877) 328-9456 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Trust may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at (877) 328-9456.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE

                    Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

                    You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Trust may alter, modify or terminate this purchase option at any time.

EXCHANGE PRIVILEGE

                    You may exchange shares of a particular class of a Fund only for shares of the same class of another Kelmoore Fund. For example, you can exchange Class A shares of the Strategy Fund for Class A shares of the Eagle or Liberty Funds. Shares of the Fund selected for exchange must be available for sale in your state of residence. You should carefully read the prospectus disclosure regarding the Fund into which you would like to exchange before making an exchange decision involving that Fund. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

PURCHASE PRICE

                    Class C shares of the Funds are sold at the net asset value ("NAV") next determined after receipt of the request in good order. Class A shares of the Funds are sold at the offering price, which is the NAV next determined after the request is received in good order plus a sales charge of up to 5.50%.

REINVESTMENT PRIVILEGE FOR CLASS A SHARES

                    For a period of 60 days after you sell Class A shares of a Kelmoore Fund, you may reinvest your redemption proceeds in Class A shares of the same Fund at NAV. You, your broker, or your financial adviser must notify the Funds' transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Trust may require documentation to support your eligibility.

RIGHTS RESERVED BY THE TRUST

                    The Trust reserves the right to:
                  o reject any purchase order
                  o suspend the offering of shares
                  o vary the initial and subsequent investment minimums
                  o waive the minimum investment requirement for any investor

MARKET TIMING AND FREQUENT TRADING POLICY

                    The Trust does not accommodate frequent purchases and redemptions of Fund shares, often referred to as "market timing," and asks the broker-dealers with selling agency agreements with the Funds ("financial intermediaries") that offer the Funds for cooperation in discouraging such trading activity. As a shareholder in the Funds, you are subject to this policy. The Trust intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser such trading may not be in the best interests of a Fund and its shareholders. This market timing trading policy applies whether the transactions relate to an exchange or to a new investment. The Board of Trustees has adopted the following policies and procedures to discourage market timing.

                    MONITORING FOR MARKET TIMING AND FREQUENT TRADING ACTIVITY

                    The Trust currently monitors cash flows and seeks the cooperation of financial intermediaries to assist the Trust in identifying potential market timing activity. Although these methods require judgments that are inherently subjective and involve some selectivity in their application, the Trust seeks to make judgments and applications that are consistent with the best interests of each Fund's shareholders. There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the Funds. Despite the Trust's efforts, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by financial intermediaries, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity. Instances where potential market timing activity may not be identified or deterred by the Trust include where trading activity involves a relatively small value of shares or where the activity does not fit a pattern of trading recognized by the Adviser as indicative of market timing activity. Where market timing activity is identified by the Adviser and is determined to be detrimental to the applicable Fund, the Adviser in its judgment will apply the potential responses to such activity, as discussed below, based on the relevant facts and circumstances.


                    CONSEQUENCES OF MARKET TIMING AND FREQUENT TRADING
                    If information regarding trading activity (directly or involving financial intermediaries) in any Fund is brought to the attention of the Adviser and based on that information and/or other factors, the Adviser or its agents, in their sole discretion, conclude that such trading may be detrimental to the Trust, the Trust may temporarily or permanently bar future purchases into the Fund. Alternatively, the Trust, in coordination with the financial intermediaries, may seek to limit the amount, number or frequency of any future purchases by investors or intermediaries suspected of engaging in market timing activity, and/or may limit the method by which the person or financial intermediary may request future purchases and redemptions (including purchases and/or redemptions by exchange or transfer).

                    Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction or administrative costs and taxes and/or adversely impact Fund performance.


                    The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely impact the interests of the Trust or its shareholders. Any such restrictions will under normal circumstances be determined within one business day of such transaction being submitted to the Trust.


                    While the policies and procedures described above have been adopted to attempt to detect and limit frequent or disruptive trading, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Funds are unable to directly monitor the trading activity of beneficial owners of the Funds' shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Funds to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Funds will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. Certain regulatory requirements expected to go into effect later this year may enable the Funds to obtain better information on trading activity in omnibus account arrangements. However, there can be no assurance that these regulations will enable the Funds to identify all such frequent trading.

CUSTOMER IDENTIFICATION PROGRAM

                    Record owners of the Trust are the shareholders who own shares of the Funds. The Trust has a verification process for new accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Funds, to obtain, verify, and record information that identifies each person who opens an account. When a shareholder opens an account, the Trust's transfer agent will ask for their name, address, and other information that will allow for their identification. This information will be verified to ensure the identity of all persons opening an account.

                    No purchase of any Fund shares for an account will be completed until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the NAV per share next calculated.

                    The Trust may reject a new account application if the shareholder does not provide any required or requested identifying information or for other reasons.

                    The Trust may refuse, cancel, or rescind any purchase order; freeze any account; suspend account services; and/or involuntarily redeem the account if the Trust thinks that the account is being used for fraudulent or illegal purposes by the shareholder. One or more of these actions will be taken when, at the sole discretion of the Trust, they are deemed to be in a Fund's best interest or when the Trust is requested or compelled to do so by governmental authority or by applicable law.

                    The Trust may close and liquidate an account if the transfer agent is unable to verify provided information, or for other reasons. If the Trust decides to close an account, the Fund's shares will be redeemed at the NAV per share next calculated after the Trust determines to close the account. The shareholder may be subject to gain or loss on the redemption of the Fund shares, and the shareholder may incur tax liability.

                    YOUR INVESTMENT -- HOW TO SELL YOUR SHARES

                    You may "redeem," that is, sell your shares, on any day the New York Stock Exchange ("NYSE") is open, either directly through the distributor or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by PFPC.

                    BY MAIL
                    To redeem your shares by mail, write a letter of instruction that includes:
                  o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.
                  o Include all signatures and any additional documents that may be required.
                  o Mail your request to:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    P.O. BOX 9790
                    PROVIDENCE, RI 02940-9790
                  o If you are mailing via overnight courier:
                    KELMOORE STRATEGIC TRUST
                    C/O PFPC INC.
                    101 SABIN STREET
                    PAWTUCKET, RI 02860-1427
                  o A check will be mailed to the name(s) and address in which the account is registered within seven days.
                  o The Fund may require additional documentation or a
                    medallion signature guarantee on any redemption request to help protect against fraud.
                  o The Fund requires a medallion signature guarantee if the address of record has changed within the past 30 days.

                    BY TELEPHONE
                    To redeem your shares by telephone, call toll-free (877) 328-9456. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the account application. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Trust and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Trust or PFPC.

                    BY WIRE
                    In the case of redemption proceeds that are wired to a bank, the Trust transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Trust and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

                    SYSTEMATIC WITHDRAWAL PLAN
                    Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (877) 328-9456 to request a form to start the Systematic Withdrawal Plan.

                    SELLING RECENTLY PURCHASED SHARES
                    If you wish to sell shares that were recently purchased by check, the Funds may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The Trust reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Trust may require that a subsequent request be submitted.

                    LATE TRADING
                    Late Trading is the practice of buying or selling fund shares at the closing price after a fund's NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Trust has adopted trading policies designed to comply with requirements of the federal securities laws.

                    TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS


                    All requests received in good order by PFPC or authorized dealers of Fund shares before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.


STOCK EXCHANGE CLOSINGS

                    The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

DETERMINATION OF NAV

                    The NAV for each Fund is calculated as of the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. Each Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting liabilities, and then dividing that figure by the number of outstanding shares. Each Fund's investments are valued based on market value. A Fund will use the fair value of a security as determined in accordance with procedures adopted by the Board of Trustees if market quotations are unavailable or deemed by the Adviser to be unreliable in accordance with the Funds' procedures, such as if the primary market for a portfolio security suspends or limits trading or price movements of the security, or if events occurring after the close of a securities market and before a Fund values its assets would materially affect its NAV. When fair valuation is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Since the Funds generally purchase highly liquid equity securities trading on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures.

INVESTMENTS THROUGH NOMINEES

                    If you invest through a nominee, such as a broker-dealer or financial adviser (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Funds. You will not be charged any additional fees if you purchase or redeem shares of the Funds directly through the Funds' principal distributor, Kelmoore Investment Company, Inc.

REDEMPTION POLICIES


                    Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Funds' shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable. The Funds will automatically redeem shares if a purchase check is returned for insufficient funds. The Funds reserve the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect a Fund's operations. Large redemptions are considered to exceed the lesser of $250,000 or 1% of each Fund's assets.


ACCOUNT MINIMUM

                    You must keep at least $1,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), we may redeem your shares and send you a check for the redemption proceeds.

MEDALLION SIGNATURE GUARANTEES

                    The Trust may require additional documentation, or signature guarantees, on any redemption over $50,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. When the Trust requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Trust's shareholder servicing group toll-free (877) 328-9456 for further information on obtaining a proper signature guarantee.

OTHER DOCUMENTS

                    Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Trust's shareholder servicing group toll-free at (877) 328-9456.

                    SHAREHOLDER SERVICES

TELEPHONE INFORMATION

                    YOUR ACCOUNT If you have questions about your account, including purchases, redemptions, and distributions, call the Trust's shareholder servicing group from Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll-free (877) 328-9456.

                    THE FUNDS If you have questions about the Trust, call toll-free (877) 328-9456 Monday through Friday from 9:00 a.m. to 5:00 p.m. Pacific time.

ACCOUNT STATEMENTS

                    The Funds provide you with these helpful services and information about your account:
                  o a confirmation statement after every transaction;
                  o quarterly account statements reflecting transactions made during the quarter;
                  o an annual account statement reflecting all transactions for the year;
                  o tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and
                  o financial statements with a summary of portfolio
                    composition and performance, which will be mailed at least twice a year.

                    The Funds provide the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS

                    To reduce expenses, we mail only one copy of the Funds' prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or, if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies within thirty days after receiving your request.

INTERNET ACCESS

                    You may access information about the Funds and your account through the Funds' Internet site at http://www.kelmoore.com. To obtain an initial password for Internet access, please call toll-free (877) 328-9456.

INTEGRATED VOICE RESPONSE SYSTEM

                    You may obtain access to account information by calling toll-free (877) 328-9456. The system provides share price and price change information for each Fund and gives account balances, information on the most recent transactions and allows sales of shares.

RETIREMENT PLANS

                    Fund shares are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling toll-free (877) 328-9456.

                    DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

                    Each Fund passes along to you your share of investment earnings in the form of dividends and other distributions. Each Fund distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. The Funds each pay monthly distributions from net investment income, if any, and any net realized short-term capital gains. Net investment income consists of any accrued dividends on portfolio investments and interest less accrued expenses. Variables such as equity market valuations, timing of shareholder investment flows, or below historical average option premiums may negate realized gains and therefore may result in distributions characterized as a return of your investment principal, and from time to time return of capital may be a significant component of the Funds' distributions. Return of investment capital, while providing cash flow to shareholders, does not represent income or gains earned by the Funds.


                    Unless you elect otherwise, all dividends and distributions paid by a Fund will be reinvested in additional shares of the same Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by a Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.

TAXES
                    Each Fund intends to qualify as a regulated investment company. Qualification as a regulated investment company allows each Fund to avoid paying federal income tax on the portion of its income and capital gains that it distributes to its shareholders.

                    Assuming a Fund qualifies as a regulated investment company and satisfies certain other annual distribution requirements, distributions paid by the Fund generally will have the following federal income tax consequences to you:
                  o Distributions from any net investment income and net
                    short-term capital gains will be taxable as ordinary income

                  o Distributions from net long-term capital gains, if any,
                    will be taxable as long-term capital gain

                  o Certain distributions paid in January will be taxable as if they had been paid in the previous December
                  o Distributions may also be subject to state, local, foreign, or other taxes

                    Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

                  o Distributions of earnings from qualifying dividends and
                    qualifying long-term capital gains will be taxed at a maximum rate of 15%
                  o Note that certain distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends
                  o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate
                  o Distributions of earnings from non-qualifying dividends
                    interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer

                    If a Fund makes a distribution that is not from its current or accumulated earnings and profits, you will have a "return of capital." Such distributions are not subject to federal income tax, but reduce your tax basis in your Fund shares.

                    Due to the nature of each Fund's principal investment strategy, each Fund anticipates that a majority of its distributions will be distributions from net short-term capital gain, which will be taxable to shareholders as ordinary income. Accordingly, an investment in the Fund may not be appropriate for you if you are seeking primarily distributions of long-term capital gains. In addition, as noted above, from time to time a portion of a Fund's distributions may represent a return of capital.

                    If you purchase shares shortly before the record date for a distribution, a portion of your investment will be returned to you as a taxable distribution. Accordingly, you should consider the tax implications of investing in Fund shares just prior to a distribution.


                    Upon a redemption or sale of Fund shares, you will generally be required to recognize a gain or loss, which will be measured by the difference between your adjusted basis in the shares redeemed or sold and the proceeds received from such redemption or sale. Any such gain or loss will be a capital gain or loss if you held the shares as a capital asset at the time of redemption or sale. This gain or loss will generally be a long-term capital gain or loss if you held the shares for more than one-year; otherwise such gain or loss will generally be a short-term capital gain or loss.


                    After the end of each calendar year, you will receive a statement (Form 1099) of the federal income tax status of any Fund's distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

                    As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

                    The foregoing is a brief summary of some of the material federal income tax consequences of an investment in the Funds. For a more detailed summary of the material federal income tax consequences of an investment in the Funds, including a discussion of the requirements for qualifying as a regulated investment company and the consequences to the Funds of investing in options, see "Taxes" in the Statement of Additional Information. You should consult your own tax adviser to determine the federal, state, local, and foreign tax consequences of an investment in the Funds in light of your particular circumstances.

FINANCIAL HIGHLIGHTS


                    The financial highlights table is intended to help you understand the financial performance of the Class C and Class A shares of each Fund for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each of the periods below has been audited by PricewaterhouseCoopers LLP, whose report is included in the annual report dated December 31, 2006, which is available upon request.


                    The Funds effected a 1-for-10 reverse stock split on February 18, 2005. The purpose of the reverse split was to increase the net asset value of each Fund and thus allow the Funds to be margined within a brokerage account, and to improve the accuracy by which transactions are processed by reducing the amount of rounding error inherent in the share price and calculation thereof. The per share data has been retroactively restated to reflect the split.

                    Each Fund's fiscal year-end changed from February 28 to December 31, effective December 31, 2005.

                    KELMOORE STRATEGY(R) FUND -- CLASS C

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                              Ten Months
                                               Year Ended        Ended        Year Ended    Year Ended     Year Ended    Year Ended
                                              December 31,   December 31,    February 28,  February 29,   February 28,  February 28,
                                                  2006           2005*           2005          2004           2003          2002
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of period             $30.30         $32.01          $38.90         $34.30        $48.30        $63.30
                                              -------------------------------------------------------------------------------------
   Income/(loss) from investment operations:
     Net investment income/(loss)                 (0.49)         (0.23)           0.14          (0.40)        (0.70)        (0.80)
     Net realized and unrealized gain/(loss)
       on investments                              2.36           1.45           (2.70)          9.20         (9.80)        (8.80)
     Payment from affiliate                        0.15(1)          --              --             --            --            --
                                              -------------------------------------------------------------------------------------
     Total from investment operations              2.02           1.22           (2.56)          8.80        (10.50)        (9.60)
                                              -------------------------------------------------------------------------------------
   Less distributions from:
     Net investment income                           --             --           (0.13)            --            --            --
     Realized capital gains                          --          (2.93)             --          (4.20)        (0.10)        (0.40)
     Tax return of capital                        (4.13)            --           (4.20)            --         (3.40)        (5.00)
                                              -------------------------------------------------------------------------------------
         Total distributions                      (4.13)         (2.93)          (4.33)         (4.20)        (3.50)        (5.40)
                                              -------------------------------------------------------------------------------------
Net asset value, end of period                   $28.19         $30.30          $32.01         $38.90        $34.30        $48.30
                                              -------------------------------------------------------------------------------------
Total return                                       7.18%          4.09%(2)       (6.82)%        26.88%       (22.04)%      (16.00)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)          $52,795        $66,809         $89,996       $114,552       $85,166      $153,639
   Ratio of expenses to average net assets:
     Before fee waivers                            2.98%          2.88%(3)        2.66%          2.75%         2.74%         2.51%
     After fee waivers                             2.91%          2.75%(3)        2.66%          2.75%         2.74%         2.51%
   Ratio of net investment income/(loss) to
     average net assets:
     Before fee waivers                           (1.57)%        (0.95)%(3)       0.38%        (1.21)%        (1.74)%       (1.40)%
     After fee waivers                            (1.50)%        (0.82)%(3)       0.38%        (1.21)%        (1.74)%       (1.40)%
   Portfolio turnover rate                       304.10%        224.62%(2)      104.28%       153.30%       111.73%       133.04%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2004. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not annualized.
(3) Annualized.

                    KELMOORE STRATEGY(R) FUND -- CLASS A

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                               Ten Months
                                                Year Ended        Ended      Year Ended    Year Ended     Year Ended     Year Ended
                                               December 31,   December 31,  February 28,  February 29,   February 28,   February 28,
                                                   2006           2005*         2005          2004           2003           2002
                                               -------------------------------------------------------------------------------------
Net asset value, beginning of period              $32.54         $33.94        $40.70         $35.50        $49.40         $64.10
                                               -------------------------------------------------------------------------------------
   Income/(loss) from investment operations:
     Net investment income/(loss)                  (0.27)         (0.02)         0.45          (0.20)        (0.40)         (0.40)
     Net realized and unrealized gain/(loss)
       on investments                               2.52           1.55         (2.88)          9.60        (10.00)         (8.90)
     Payment from affiliate                         0.18(1)          --            --             --            --             --
                                               -------------------------------------------------------------------------------------
         Total from investment operations           2.43           1.53         (2.43)          9.40        (10.40)         (9.30)
                                               -------------------------------------------------------------------------------------
   Less distributions from:
     Net investment income                            --             --         (0.41)            --            --             --
     Realized capital gains                           --          (2.93)           --          (4.20)        (0.10)         (0.40)
     Tax return of capital                         (4.13)            --         (3.92)            --         (3.40)         (5.00)
                                               -------------------------------------------------------------------------------------
         Total distributions                       (4.13)         (2.93)        (4.33)         (4.20)        (3.50)         (5.40)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                    $30.84         $32.54        $33.94         $40.70        $35.50         $49.40
                                               -------------------------------------------------------------------------------------
Total return+                                       8.01%          4.80%(2)     (6.16)%        27.70%       (21.31)%       (15.31)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)           $53,757        $78,885      $102,021       $116,842       $68,336       $110,452
   Ratio of expenses to average net assets:
     Before fee waivers                             2.23%          2.13%(3)      1.91%          2.00%         1.99%          1.76%
     After fee waivers                              2.16%          2.00%(3)      1.91%          2.00%         1.99%          1.76%
   Ratio of net investment income/(loss) to
     average net assets:
     Before fee waivers                            (0.80)%        (0.20)%(3)     1.13%         (0.46)%       (0.99)%        (0.65)%
     After fee waivers                             (0.73)%        (0.07)%(3)     1.13%         (0.46)%       (0.99)%        (0.65)%
   Portfolio turnover rate                        304.10%        224.62%(2)    104.28%        153.30%       111.73%        133.04%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
+   Total return calculation does not reflect sales load.
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2004. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not annualized.
(3) Annualized.

                    KELMOORE STRATEGY(R) EAGLE FUND -- CLASS C

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                             Ten Months
                                                Year Ended      Ended        Year Ended     Year Ended    Year Ended     Year Ended
                                               December 31,  December 31,   February 28,   February 29,  February 28,   February 28,
                                                   2006         2005*           2005           2004          2003           2002
                                               -------------------------------------------------------------------------------------
Net asset value, beginning of period              $12.16        $13.53        $17.60          $15.20         $24.30         $35.70
                                               -------------------------------------------------------------------------------------
   Income/(loss) from investment operations:
     Net investment loss                           (0.29)       (0.24)         (0.17)          (0.30)         (0.50)         (0.80)
     Net realized and unrealized gain/(loss)
       on investments                              (0.10)        0.32          (0.26)           5.90          (5.70)         (5.60)
     Payment from affiliate                         0.04(1)        --             --              --             --             --
                                               -------------------------------------------------------------------------------------
Total from investment operations                   (0.35)        0.08          (0.43)           5.60          (6.20)         (6.40)
                                               -------------------------------------------------------------------------------------
   Less distributions from:
     Realized capital gains                           --        (1.06)         (0.09)          (3.20)         (0.10)         (0.20)
     Tax return of capital                         (2.14)       (0.39)         (3.55)             --          (2.80)         (4.80)
                                               -------------------------------------------------------------------------------------
Total distributions                                (2.14)       (1.45)         (3.64)          (3.20)         (2.90)         (5.00)
                                               -------------------------------------------------------------------------------------
Net asset value, end of period                     $9.67       $12.16         $13.53          $17.60         $15.20         $24.30
                                               -------------------------------------------------------------------------------------
Total return                                       (3.00)%       0.82%(2)      (2.08)%         40.39%        (26.12)%       (19.25)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)           $59,744      $92,341       $109,197         $75,201        $28,414        $20,475
   Ratio of expenses to average net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers         2.87%        2.76%(3)       2.61%           3.00%          3.12%          2.99%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers         2.81%        2.76%(3)       2.59%           3.00%          3.00%          2.99%
   Ratio of net investment loss to average net
    assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers        (2.45)%      (2.20)%(3)     (1.52)%         (2.46)%        (2.71)%        (2.68)%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waiver         (2.38)%      (2.20)%(3)     (1.50)%         (2.46)%        (2.58)%        (2.68)%
   Portfolio turnover rate                        199.65%      139.09%(2)      29.90%         152.84%         87.97%        119.01%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2004. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not annualized.
(3) Annualized.

                    KELMOORE STRATEGY(R) EAGLE FUND -- CLASS A

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                              Ten Months
                                               Year Ended        Ended        Year Ended    Year Ended     Year Ended    Year Ended
                                              December 31,   December 31,    February 28,  February 29,   February 28,  February 28,
                                                  2006           2005*           2005          2004           2003          2002
                                              -------------------------------------------------------------------------------------
Net asset value, beginning of period            $13.02          $14.27          $18.30        $15.50         $24.70        $35.90
                                              -------------------------------------------------------------------------------------
   Income/(loss) from investment
     operations:
     Net investment loss                         (0.23)          (0.17)          (0.08)        (0.20)         (0.30)        (0.40)
     Net realized and unrealized gain/(loss)
       on investments                            (0.12)           0.37           (0.31)         6.20          (6.00)        (5.80)
     Payment from affiliate                       0.05(1)           --              --            --             --            --
                                              -------------------------------------------------------------------------------------
         Total from investment operations        (0.30)           0.20           (0.39)         6.00          (6.30)        (6.20)
                                              -------------------------------------------------------------------------------------
   Less distributions from:
     Realized capital gains                         --           (1.06)          (0.09)        (3.20)         (0.10)        (0.20)
     Tax return of capital                       (2.14)          (0.39)          (3.55)           --          (2.80)        (4.80)
                                              -------------------------------------------------------------------------------------
     Total distributions                         (2.14)          (1.45)          (3.64)        (3.20)         (2.90)        (5.00)
                                              -------------------------------------------------------------------------------------
Net asset value, end of period                  $10.58          $13.02          $14.27        $18.30         $15.50        $24.70
                                              -------------------------------------------------------------------------------------
Total return+                                    (2.36)%          1.67%(2)       (1.71)%       42.38%        (26.09)%      (18.51)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)         $84,261        $136,899        $163,621       $91,612        $24,235       $22,965
Ratio of expenses to average net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers       2.12%           2.00%(3)        1.86%         2.25%          2.37%         2.24%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers       2.06%           2.00%(3)        1.84%         2.25%          2.25%         2.24%
   Ratio of net investment loss to average net
    assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      (1.70)%         (1.45)%(3)      (0.77)%       (1.71)%        (1.96)%       (1.93)%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      (1.63)%         (1.45)%(3)      (0.75)%       (1.71)%        (1.83)%       (1.93)%
   Portfolio turnover rate                      199.65%         139.09%(2)       29.90%       152.84%         87.97%       119.01%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
+   Total return calculation does not reflect sales load.
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2004. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not annualized.
(3) Annualized.

                    KELMOORE STRATEGY(R) LIBERTY FUND -- CLASS C

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                                Ten Months
                                                 Year Ended        Ended      Year Ended     Year Ended    Year Ended    Year Ended
                                                December 31,   December 31,  February 28,   February 29,  February 28,  February 28,
                                                    2006           2005*         2005           2004          2003          2002
                                                ----------------------------------------------------------------------------------
Net asset value, beginning of period                $49.55        $53.70       $60.30          $53.10        $75.00        $89.30
                                                ----------------------------------------------------------------------------------
   Income/(loss) from investment operations:
     Net investment loss                             (0.64)        (0.46)       (0.30)          (0.70)        (1.10)        (1.00)
     Net realized and unrealized gain/(loss)
       on investments                                 4.84         (0.04)       (0.05)          13.20        (15.20)        (3.10)
     Payment from affiliate                           0.07(1)         --           --              --            --            --
                                                ----------------------------------------------------------------------------------
         Total from investment operations             4.27         (0.50)       (0.35)          12.50        (16.30)        (4.10)
                                                ----------------------------------------------------------------------------------
   Less distributions from:
     Realized capital gains                             --         (2.86)       (3.20)          (5.30)        (3.90)       (10.20)
     Tax return of capital                           (5.70)        (0.79)       (3.05)             --         (1.70)           --
                                                ----------------------------------------------------------------------------------
         Total distributions                         (5.70)        (3.65)       (6.25)          (5.30)        (5.60)       (10.20)
                                                ----------------------------------------------------------------------------------
Net asset value, end of period                      $48.12        $49.55       $53.70          $60.30        $53.10        $75.00
                                                ----------------------------------------------------------------------------------
Total return                                          9.13%        (0.91)%(2)   (0.40)%         24.21%       (22.11)%       (5.00)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)             $18,601       $23,250      $28,745         $21,832       $11,509       $14,753
Ratio of expenses to average net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers           3.09%         3.00%(3)     3.04%           3.11%         3.30%         4.53%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers           2.96%         3.00%(3)     3.00%           3.00%         3.00%         3.00%
   Ratio of net investment loss to average net
    assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers          (1.34)%       (0.97)%(3)   (0.65)%         (1.67)%       (2.13)%       (3.57)%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers          (1.20)%       (0.97)%(3)   (0.61)%         (1.56)%       (1.83)%       (2.04)%
   Portfolio turnover rate                          195.75%       104.70%(2)    98.74%         193.32%       111.37%       131.62%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005.
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2004. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not annualized
(3) Annualized.

                    KELMOORE STRATEGY(R) LIBERTY FUND -- CLASS A

                    The table below sets forth financial data for one share of beneficial interest outstanding throughout the periods presented. All per share amounts and net asset values have been adjusted as a result of the 1-for-10 reverse stock split on February 18, 2005.


                                                             Ten Months
                                              Year Ended        Ended       Year Ended     Year Ended    Year Ended     Year Ended
                                             December 31,   December 31,   February 28,   February 29,  February 28,   February 28,
                                                 2006           2005*          2005           2004          2003           2002
                                             ---------------------------------------------------------------------------------------
Net asset value, beginning of period            $51.84         $55.67         $61.80        $53.90         $75.60         $89.40
                                             ---------------------------------------------------------------------------------------
   Income/(loss) from investment
     operations:
     Net investment income/(loss)                (0.27)         (0.11)          0.07         (0.30)         (0.60)         (0.50)
     Net realized and unrealized gain/(loss)
       on investments                             5.07          (0.07)          0.05         13.50         (15.50)         (3.10)
     Payment from affiliate                       0.07(1)          --             --            --             --             --
                                             ---------------------------------------------------------------------------------------
     Total from investment operations             4.87          (0.18)          0.12         13.20         (16.10)         (3.60)
                                             ---------------------------------------------------------------------------------------
Less distributions from:
     Realized capital gains                         --          (2.86)         (3.20)        (5.30)         (3.90)        (10.20)
     Tax return of capital                       (5.70)         (0.79)         (3.05)           --          (1.70)            --
                                             ---------------------------------------------------------------------------------------
         Total distributions                     (5.70)         (3.65)         (6.25)        (5.30)         (5.60)        (10.20)
                                             ---------------------------------------------------------------------------------------
Net asset value, end of period                  $51.01         $51.84         $55.67        $61.80         $53.90         $75.60
                                             ---------------------------------------------------------------------------------------
Total return                                     9.92%          (0.28)%(2)      0.41%        25.19%        (21.65)%        (4.39)%

RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (in 000s)         $24,795        $33,381        $41,444       $29,477        $12,546        $12,039
Ratio of expenses to average net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      2.34%           2.25%(3)       2.29%         2.36%          2.55%          3.78%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      2.21%           2.25%(3)       2.25%         2.25%          2.25%          2.25%
   Ratio of net investment income to average
    net assets:
     Before fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      (0.59)%        (0.21)%(3)      0.10%        (0.92)%        (1.38)%        (2.82)%
     After fee waivers, expense
       reimbursements and including
       recoupment of prior year fee waivers      (0.50)%        (0.21)%(3)      0.14%        (0.81)%        (1.08)%        (1.29)%
   Portfolio turnover rate                      195.75%        104.70%(2)      98.74%       193.32%        111.37%        131.62%

-------------
* The Funds fiscal year end changed from February 28 to December 31, effective December 31, 2005
(1) This payment relates to the waiver of a portion of Kelmoore's advisory fee in connection with a reimbursement to the Fund of the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by the Fund during the period July 1, 2003 through December 31, 2005. The amount was calculated based on the average shares outstanding during the period. ("See Management of the Funds -- Brokerage Commissions" for more information).
(2) Not Annualized.
(3) Annualized.

                    PRIVACY NOTICE

                    The following notice does not constitute part of and is not incorporated into the prospectus for Kelmoore Strategic Trust


                                      Kelmoore Strategic Trust
                                  Kelmoore Investment Company, Inc.

OUR COMMITMENT TO YOU

                    We value the trust of our customers and will continue to recognize the importance of holding your personal financial information as confidential.

                    We will use information responsibly in order to protect you from fraud, offer you improved products and services, and comply with legal obligations.

                    We will maintain accurate customer information and respond promptly to customer requests to correct information.

                    We will require companies with whom we do business to use our customer information appropriately and to safeguard the confidentiality of such information.

                    We appreciate the opportunity to serve your investment needs. We pledge to follow the policies, safeguards and guidelines as described in this notice, and to protect the confidentiality of your information. Your relationship is very important to us, and we will take great care to honor these commitments to you. Thank you for choosing Kelmoore Investment Company.

                    This notice applies to individuals and covers information in connection with consumer transactions. In compliance with government regulations, we provide this notice annually.

COMMITTED TO PROTECTING YOUR PRIVACY


                    Kelmoore Investment Company, Inc. and Kelmoore Strategic Trust are proud of the strong relationships we have built over the years -- relationships based on common goals and mutual trust. In serving you, we are committed to providing you with the investment products and services you need now and in the years ahead, and to protecting your personal information along the way. This privacy notice contains information about how we fulfill this commitment to you.


                    ------------------------------------------------------------
                    KELMOORE INVESTMENT COMPANY, INC.
                    2465 East Bayshore Road, Suite 300
                    Palo Alto, CA 94303
                    (877) 328-9456
                    www.kelmoore.com

                    PRIVACY NOTICE

OUR USE OF PERSONAL INFORMATION

                    We use and share information solely to provide quality investment products and service to our customers. For example, this information enables us to:
                  o Serve and administer your accounts with efficiency and
                    accuracy.
                  o Provide you with comprehensive, high-quality service to
                    meet your investment needs now and in the future.

                    The sections that follow will describe our information collection and sharing practices, and the safeguards we use to protect your non-public personal information.

WE COLLECT INFORMATION THAT MAY INCLUDE:

                  o Information that we receive from you personally on
                    applications, forms, or other correspondence, such as your name, address, phone number, social security number, and e-mail address.
                  o Information about your transactions with us, such as your account holdings and transaction history.

                    In selected situations, as permitted by law, we may disclose all of the information we collect as described above.

WE CAREFULLY LIMIT INFORMATION SHARING

                    We do not disclose any non-public information about our customers or former customers, except as permitted by law. The information described above may be shared within Kelmoore Investment Company and with selected non-affiliated third parties. This sharing is carefully limited as described in this section.

                    We may disclose non-public personal information about you to the following types of third parties:
                  o Financial service providers that assist us in servicing
                    your accounts, such as securities broker-dealers, the distributor of the Kelmoore Strategic Trust and the transfer agent.
                  o Non-financial companies, such as service providers that
                    fulfill product information requests.
                  o Others, such as joint account holders and those with whom you have consented to our sharing your information.

                    In addition, we may share the information that we collect (as described above) with other companies with whom we have teamed through a joint marketing agreement to provide you with a particular benefit or service. We may also share this information with other companies that perform specific or contracted services on our behalf, as permitted by law.

                    PRIVACY NOTICE

WE PROTECT NON-PUBLIC PERSONAL INFORMATION ABOUT FORMER CUSTOMERS

                    If you decide to close your account(s), we will continue to adhere to the privacy policies and practices provided in this notice.

WE HAVE SAFEGUARDS IN PLACE

                    We have safeguards in place to protect the confidentiality, security and integrity of your non-public personal information. We restrict access to non-public personal information to those who need that information in order to service your account(s).

                     PRIVACY NOTICE










                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

                     PRIVACY NOTICE










                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

              FOR MORE INFORMATION

SHAREHOLDER REPORTS:

                    Additional information about each Fund's investments is available in the Funds' annual and semi-annual reports to shareholders. The Funds' annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

                    The SAI contains additional information about each of the Funds. It is incorporated by reference into this prospectus and is, therefore, legally a part of the prospectus.

                    For a free copy of the current annual report, semi-annual report, or SAI, or to request other information about the Funds or to make shareholder inquiries, please visit www.kelmoore.com , write to the address below or call our toll-free number:

                    Kelmoore Investment Company, Inc.
                    2465 E. Bayshore Road, Suite 300
                    Palo Alto, CA 94303
                    (877) KELMOORE
                    (877) 535-6667

                    You can also obtain the Funds' SAI or the Annual and Semi-Annual Reports, as well as other information about the Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. For more information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

                    Securities and Exchange Commission
                    Public Reference Section
                    Washington, D.C. 20549-0102

                    ADMINISTRATOR, TRANSFER AGENT   COUNSEL
                    AND FUND ACCOUNTING AGENT       Dechert LLP
                    PFPC Inc.                       4675 MacArthur Court,
                    760 Moore Road                  Suite 1400
                    King of Prussia, PA 19406-0903  Newport Beach, CA 92660-8842
                    (877) 328-9456
                                                    INDEPENDENT REGISTERED
                    CUSTODIAN                       PUBLIC ACCOUNTING FIRM
                    PFPC Trust Company              PricewaterhouseCoopers LLP
                    The Eastwick Center             3 Embarcadero Center
                    8800 Tinicum Boulevard          San Francisco, CA 94111
                    Philadelphia, PA 19153
--------------------------------------------------------------------------------
                    KELMOORE STRATEGIC TRUST
                    2465 E. Bayshore Road, Suite 300
                    Palo Alto, CA 94303
                    (877) KELMOORE
                    (877) 535-6667
                    http://www.kelmoore.com

                    The Trust's SEC file no. is 811-9165.

                            Kelmoore Strategic Trust




                                    [Graphic]












                                   Prospectus


                        Kelmoore Strategy(R) Capitol Fund

                                 _______________


                                   MAY 1, 2007


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                    Contents


WHAT IS KELMOORE STRATEGY(R)
CAPITOL FUND?                                                                 1
--------------------------------------------------------------------------------
                             What is the Fund's Investment Objective?         1

                             What is the Fund's Principal Strategy?           1

                             What are the Fund's Principal Risks?             3

                             Who may want to invest in the Fund?              3

RISK/RETURN BAR CHART AND
TABLE                                                                         4
--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND                                                 4
--------------------------------------------------------------------------------
                             Shareholder Fees                                 4

                             Annual Fund Operating Expenses                   4

                             Example                                          5

INVESTMENT OBJECTIVE AND
PRINCIPAL STRATEGIES                                                          5
--------------------------------------------------------------------------------

PRINCIPAL RISKS                                                               7
--------------------------------------------------------------------------------

SECONDARY STRATEGIES                                                          8
--------------------------------------------------------------------------------

SECONDARY RISKS                                                               9
--------------------------------------------------------------------------------

TRANSACTION COSTS                                                            10
--------------------------------------------------------------------------------

POLICY REGARDING DISCLOSURE OF
PORTFOLIO HOLDINGS                                                           10
--------------------------------------------------------------------------------

MANAGEMENT OF THE FUND                                                       10
--------------------------------------------------------------------------------
                             Investment Adviser and Broker                   10

                             Portfolio Manager                               11

                             Brokerage Commissions                           11

YOUR INVESTMENT                                                              13
--------------------------------------------------------------------------------
                             How to Buy Shares                               13

                             How to Sell Your Shares                         21

TRANSACTION POLICIES                                                         23
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES                                                         24
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES                                                      25
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                         28
--------------------------------------------------------------------------------

PRIVACY NOTICE                                                               29
--------------------------------------------------------------------------------

FOR MORE INFORMATION                                                         31
--------------------------------------------------------------------------------

                              Shareholder Reports                            31

                              Statement of Additional Information            31

SUMMARY

WHAT IS KELMOORE STRATEGY(R) CAPITOL FUND?


         Kelmoore Strategy(R) Capitol Fund (the "Fund") is a series of Kelmoore Strategic Trust (the "Trust"), an open-end management investment company, commonly known as a mutual fund. The Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940 (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Class A and Class C shares of Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund are offered in a separate prospectus also dated May 1, 2007.


WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

         The Fund's investment objective is to provide capital appreciation by investing in a portfolio of large- and mid-cap U.S. equity securities acquired through direct investment and through the writing of secured put options. As with any mutual fund, there is no guarantee that the Fund will achieve its investment objective. This investment objective may be changed without a shareholder vote.

WHAT IS THE KELMOORE STRATEGY(R) CAPITOL FUND'S PRINCIPAL STRATEGY?

         Under normal circumstances, up to 75% of the Fund's net assets may be invested in common stocks. The Fund intends to invest up to 75% of its net assets in the common stocks of large- and mid-cap U.S. issuers with market capitalizations in excess of $2.5 billion. Any remaining cash and equivalent assets will primarily "secure" puts. The Fund considers a large capitalization or "large-cap" company to be one that has a market capitalization at the time of purchase of $10 billion or more. The Fund notes that capitalizations of $2.5 billion to approximately $10 billion are considered to be in the "mid-cap" range by some industry sources.


         In selecting a universe of stocks for the Fund, the Adviser utilizes a systematic, disciplined investment process. The Adviser focuses on a combination of fundamental, technical, and sentiment factors to help identify appropriate investments for the Fund. Among the factors considered are industry position, a company's business model and both historical growth rates and future growth projections. The Adviser may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.


         The Fund intends to allocate up to 50% of its net assets to "cover" or secure put options written by the Fund. The put options written by the Fund are considered "secured" because the Fund deposits liquid assets (cash, U.S. government securities or other highly liquid assets) into a segregated account equal to the options' exercise price. A put option gives the buyer the right to put (sell) the stock underlying the option to the Fund at the exercise price at any time during a specified time period. As a writer of secured put options, the Fund has the potential to either earn additional options premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and that the option will therefore not be exercised) or in certain circumstances to acquire the underlying security at a net cost below the current value.

         The Fund writes secured put options either to acquire the security underlying the option at the exercise price specified in the option or to seek to profit from price swings or expiring option contracts through the generation of premiums. Put options written by the Fund are listed and traded on one or more domestic securities exchanges and are issued by the Options Clearing Corporation ("OCC"). When the Fund writes a secured put option, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain on a put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss of the value of the stock if the option is exercised. The Fund also may incur a loss when choosing to close a secured put position prior to exercise or expiration.


         Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") provides both investment advisory and brokerage services to the Fund. Kelmoore executes a substantial portion of the Fund's brokerage transactions, which may include both stocks and options contracts, in accordance with procedures approved by the Fund's Board of Trustees and receives brokerage commissions for such services. Such commissions paid are separate from, and in addition to, the fees paid by the Fund to Kelmoore for investment advisory services. Kelmoore is an electronic access member of the International Securities Exchange ("ISE") and directly executes a substantial portion of the Fund's option transactions through ISE or other market centers such as ECNs, third party trading platforms, and alternative trading networks. In addition to executing options transactions itself, Kelmoore also may direct, in its discretion, a certain portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. On trades executed by Kelmoore on ISE, Kelmoore currently charges the Fund $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Fund is charged $0.60 per options contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges to the Fund not to exceed $1.00 per contract). Kelmoore currently charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses a full service unaffiliated broker, the Fund is charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.


         Kelmoore, as Adviser, also directs the writing of options of a duration and exercise price that it believes should provide the Fund with the highest expected return. The Adviser in its sole discretion determines the options to be written on the stocks held by the Fund based on market volatility and implied volatility of a particular stock, premiums payable for options of various durations, and any other factors in the options market that may give rise to advantageous conditions for writing secured put options. If such market conditions do not occur, the Fund may underperform and fail to achieve its investment objective.

         The Adviser may, under certain market conditions, seek to protect or "hedge" the Fund's portfolio against a decline in the value of the stocks the Fund owns by purchasing put options. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for the payment of a premium. The values of put options generally increase as stock prices decrease. The combination of the Fund's stock portfolio, cash flow from the sale of secured put options, and the downside protection of the purchase of put options is designed to provide the Fund with increasing capital return in rising markets.

         The Fund typically holds no more than 40-50 common stocks although this number may fluctuate at the discretion of the Adviser. The issuers of stocks selected for investment by the Fund generally have a market capitalization equal to or greater than $10 billion and tend to have most of the following characteristics:

     o considered to be leaders in their field, which are companies with innovative or superior products or services

     o   have a strong business model

     o have strong technical and financial fundamentals, which means accelerating revenue and profit growth

     o   show strong future growth projections

WHAT ARE THE FUND'S PRINCIPAL RISKS?

         As with any mutual fund, the value of the Fund's investments, and therefore the value of the Fund's shares, will fluctuate. Your account will show a loss if the account value of your shares declines below the price you paid by more than the distributions reinvested. The performance of the Fund may also vary substantially from year to year. The principal risks associated with an investment in the Fund include:

         RISKS OF INVESTING IN STOCKS:

         o non-diversification risk, which is the risk that since the Fund is non-diversified and may invest a larger portion of its assets in the securities of a single issuer than a diversified fund, an investment in the Fund could fluctuate in value more than an investment in a diversified fund

         o stock market risk, or the risk that the price of the securities owned by the Fund may fall due to changing economic, political or market conditions

         o selection risk, or the risk that the stocks or sectors owned by the Fund may underperform the stock market as a whole or certain sectors of the stock market

         RISKS OF WRITING SECURED PUT OPTIONS:

         o risk of loss if the value of the underlying stock declines below the exercise price

         o risk of loss if the Fund is required to purchase the stock underlying the put option at a price greater than the current market price of the stock

         o    risk of limiting gains on stocks in a rising market

         o risk of loss or expense when closing out a put contract prior to exercise or expiration

         o less transparency in the options markets than in the equity markets

         OTHER PRINCIPAL RISKS:

         o lack of liquidity in connection with purchases and sales of portfolio securities

         o relatively higher transaction costs due to the Fund's stock and options trading strategy

         o    loss of part or all of your money invested in the Fund

         o loss of premium related to the purchase of a put option if the option expires "out of the money"

WHO MAY WANT TO INVEST IN THE FUND?

         The Fund may be appropriate for you if you:

         o    are seeking long-term capital growth

         o can accept the risks of investing in a portfolio of common stocks and secured put options

         o can tolerate performance that may vary substantially from year to year

         o can accept variation in the value of the Fund's shares, which could cause a capital loss upon redemption

         o    have a longer-term investment horizon

         You should NOT invest in the Fund if you are seeking predictable levels of income or are investing for a short period of time.

RISK/RETURN BAR CHART AND TABLE


         The Fund has not commenced operations as of the date of this prospectus and therefore has no performance history. Once the Fund has a performance history of at least one calendar year, a bar chart and performance table for the Fund will be included in the prospectus. The Fund's annual returns will also be compared to the returns of a benchmark index.

FEES AND EXPENSES OF THE FUND

         The table that follows describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Transaction costs, including the brokerage commissions paid by the Fund to Kelmoore or to other brokers, are treated as costs of acquiring or disposing of assets and thus are not reflected in the expense table below or in the Fund's overall expense ratios. Further information regarding the brokerage commissions paid by the Fund to Kelmoore is contained herein under the heading "Management of the Fund-Brokerage Commissions" and in the Fund's Statement of Additional Information, which is available upon request, under the heading "Brokerage."

                                                                KELMOORE
                                                                STRATEGY(R) CAPITOL FUND
SHAREHOLDER FEES (fees paid directly from your investment):     Class A               Class C
---------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Purchases (as a       5.50%(1)              None
   percentage of offering price)
---------------------------------------------------------------------------------------------------------
   Maximum Deferred Sales Charge (Load)                         1.00%(2)              None
---------------------------------------------------------------------------------------------------------
   Maximum Sales Charge (Load) imposed on Reinvested            None                  None
   Dividends
---------------------------------------------------------------------------------------------------------
   Redemption Fees (as a percentage of amount redeemed)*        None                  None
---------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from Fund assets):
---------------------------------------------------------------------------------------------------------
   Management Fees                                              1.00%                 1.00%
---------------------------------------------------------------------------------------------------------
   Distribution and Service (12b-1) Fees                        0.25%                 1.00%
---------------------------------------------------------------------------------------------------------
   Other Expenses(4)                                            1.39%                 1.39%
---------------------------------------------------------------------------------------------------------
   Total Annual Fund Operating Expenses(5)                      2.64%                 3.39%
---------------------------------------------------------------------------------------------------------
Fee Reduction and/or Expense Reimbursement(6)                   (0.39)%               (0.39)%
---------------------------------------------------------------------------------------------------------
Net Expenses                                                    2.25%                 3.00%
---------------------------------------------------------------------------------------------------------

*If you redeem your shares by wire transfer, the Fund's transfer agent charges a fee (currently $9.00) per wire redemption. Purchases and redemptions not made directly through the Fund's principal distributor may be made through broker-dealers, financial advisers or other nominees who may charge a commission or other transaction fee for their services.
(1) Reduced for purchases of $50,000 and over. See "Your Investment-How to Buy Shares" for more information.
(2) There is no front-end sales charge on certain purchases of $1 million or more. However, a Contingent Deferred Sales Charge ("CDSC") of 1% of the lesser of the purchase price or the amount redeemed may be assessed against these purchases if you redeem your shares within 12 months of the date of purchase. See "Your Investment-How to Buy Shares" for more information.

(3) Transaction costs, including the brokerage commissions paid by the Fund to Kelmoore as broker, are not treated as "expenses" but rather as "capital costs," and, therefore, are not reflected.
(4) Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year ending December 31, 2007.
(5) Gross fees and expenses expected to be incurred by the Fund in its initial fiscal year ending December 31, 2007 if the Adviser does not waive any fees and/or reimburse expenses.
(6) The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses (excluding extraordinary expenses as determined under generally accepted accounting principles and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) through May 1,2008, so that the Total Annual Fund Operating Expenses for this period will not exceed 2.25% for Class A shares and 3.00% for Class C shares of the Fund (the "Expense Limitation"). The Fund will carry forward, for a period not to exceed three (3) years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts, provided the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the effective prospectus.

EXAMPLE

         This example is designed so that you may compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

         o    You invest $10,000 in the Fund for the time periods indicated;

         o    With respect to Class A, the maximum sales charge is imposed;

         o    You redeem all of your shares at the end of each time period;

         o    Your investment has a hypothetical 5% return each year;

         o All distributions are reinvested without the imposition of the maximum sales charge; and

         o The Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year period do not reflect fee waivers and/or expenses reimbursed.

         The example is for comparison purposes only. Actual return and expenses will be different, and the Fund's performance and expenses may be higher or lower. Based on these assumptions, your costs for the Fund would be:


---------------------------------------------------
                       1 year         3 years
---------------------------------------------------
     Class A            $766           $1,290
---------------------------------------------------
     Class C            $303           $1,006
---------------------------------------------------


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

         The investment objective of the Fund is to provide capital appreciation by investing in a portfolio of large- and mid-cap U.S. equity securities through direct investments or through the writing of secured put options, while seeking profit from writing secured put options.

THE FUNDAMENTALS OF SELLING (WRITING) SECURED PUT OPTIONS

         THE FUND SELLS THE SECURED PUT OPTION

         By selling a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the Fund may be assigned an exercise notice by the seller. The exercise notice requires the Fund to take delivery of the underlying security against payment of the exercise price. The put option is "secured" because the Fund places cash, U.S. Government securities or other highly liquid assets with a value equal to the exercise price of the put in a segregated account with the Fund's custodian. The segregated account is adjusted daily to reflect the current value of the put option. The Fund does not sell uncovered or "naked" options.

         THE FUND COLLECTS A PREMIUM

         For the right to sell the underlying security to the Fund at the strike price, the buyer of a put option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price or the option.

         IF THE SECURED PUT OPTION IS EXERCISED

         The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to buy the underlying stock at the exercise price. Options are normally exercised on or before the expiration date if the market price of the stock drops below the exercise price of the option.

         IF THE SECURED PUT OPTION EXPIRES

         If a secured put option expires unexercised, the Fund will realize a gain equal to the amount of the premium it received for the option. If the market price of the stock exceeds the exercise price, the put option will likely expire without being exercised.

         IF THE SECURED PUT OPTION IS CLOSED OUT

         To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

         OTHER FEATURES

         The put options sold by the Fund are listed and traded on one or more domestic securities exchanges and are issued by the Options Clearing Corporation ("OCC").

FLEX OPTIONS

         The Fund may sell covered Flexible Exchange(R) Options (FLEX Options), which are issued and guaranteed by the OCC. FLEX Options are equity options with customized key contractual terms, such as exercise prices, exercise styles, and expiration dates. FLEX Options are designed to enhance the Fund's investment strategies and investment objectives, providing the Adviser with enhanced operational efficiency to offset or alter positions before expiration of the option.


FUTURE DEVELOPMENTS IN OPTIONS

         The Fund may take advantage of opportunities in the area of options that are not currently available but that may be developed to the extent that such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund.

ADDITIONAL INFORMATION FOR THE FUND

         While the the Fund is managed for capital appreciation, the Adviser actively seeks to minimize capital gains distributions as part of a tax management strategy. When selling specific securities, the Adviser will select the highest cost shares in order to minimize realized capital gains. In addition, the Adviser may sell securities at a loss in order to offset realized capital gains that would otherwise have to be distributed to shareholders.

TEMPORARY DEFENSIVE POSITION

         The Fund may, from time to time, take a temporary defensive position that is inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it may not achieve its stated investment objective. An example of a defensive investment position would be the purchase of cash equivalents.

PRINCIPAL RISKS

INVESTING IN EQUITY SECURITIES

         Investing in equity securities includes the risks inherent in investing in stocks and the stock market generally. The value of securities in which the Fund invests, and therefore the Fund's net asset value, will fluctuate due to economic, political and market conditions. As with any mutual fund that invests in equity securities, there is also the risk that the securities or sectors selected by the Fund will under perform the stock market or certain sectors of the market.


SELLING (WRITING) SECURED PUT OPTIONS

         When the Fund sells secured put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. While the Fund receives a premium for selling the put option, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. The purchaser of the put option may exercise the put at any time during the option period (the time between when the put is sold and when it expires). The Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.

         There is no assurance that a liquid market will be available at all times for the Fund to sell put options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling put options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Fund incurs commission expenses when selling put options.

LACK OF LIQUIDITY

         The Fund's investment strategy may result in a lack of liquidity in connection with purchases and sales of portfolio securities. Because the Adviser generally seeks to hold the underlying stocks in the Fund's portfolio, the Fund may be less likely to sell the existing stocks in its portfolio to take advantage of new investment opportunities, and the cash available to the Fund to purchase new stocks may consist primarily of proceeds received from the sale of new Fund shares.

PORTFOLIO TURNOVER

         The portfolio turnover of the Fund is the percentage of the Fund's portfolio that was replaced once during a one-year period. High rates of portfolio turnover (100% or more) entail transaction costs that could negatively impact the Fund's performance. It is anticipated that the Fund's portfolio turnover rate will be approximately 100% for the fiscal year ended December 31, 2007. In periods of high market volatility, the Fund is more likely to have calls exercised, which can result in a significant increase in a Fund's portfolio turnover.


TAX CONSEQUENCES

         Transactions involving the disposition of the Fund's underlying securities give rise to capital gains or losses. Because the Fund has no control over the exercise of options written by the Fund, shareholder redemptions, or corporate events affecting its equity securities investments (such as mergers or reorganizations), it may be forced to realize capital gains or losses at inopportune times.

LACK OF DIVERSIFICATION

         The Fund is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The investment return of a non-diversified fund typically is dependent upon the performance of a smaller number of issuers of securities than is the investment return of a diversified fund of comparable size. A non-diversified fund may provide less stable investment returns than a diversified fund investing in generally the same type of securities. The non-diversified status provides greater discretion to the Adviser to enter into larger positions with respect to individual investments. The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), in order to relieve it of any liability for federal income tax to the extent that its earnings are distributed to shareholders.

         The Fund's non-diversified status provides valuable flexibility for the Fund to invest in advantageous investment opportunities. This investment strategy is expected to ultimately enhance the Fund's total return. The Adviser wants the Fund to be a substantial owner of high caliber companies when the stock prices are reasonable as well as to be able to sell a position due to inherent loss in the stock's value rather than be forced to sell for regulatory constraints and incur losses. Being non-diversified permits the Fund to have larger positions in certain issuers from time to time. Because the Fund is permitted to concentrate a larger percentage of its assets in relatively fewer common stocks, the overall volatility of the Fund's net asset value may be greater than that of a comparable "diversified" mutual fund. This is because the appreciation or depreciation of any of the Fund's concentrated positions will have a greater impact on the net asset value of the Fund since those concentrated positions represent a larger component of the Fund's assets.

SECONDARY STRATEGIES

THE FUNDAMENTALS OF SELLING (WRITING) COVERED CALL OPTIONS

         THE FUND SELLS THE COVERED CALL OPTION

         Selling a call option is selling to an option buyer the right to purchase a specified number of shares of stock (100 shares equals one option contract) from the Fund, at a specified price (the "exercise price") on or before a specified date (the "expiration date"). The call option is covered because the Fund typically owns, and has segregated, the shares of stock on which the option is based. This eliminates certain risks associated with selling uncovered, or "naked" options.

         THE FUND COLLECTS A PREMIUM

         For the right to purchase the underlying stock, the buyer of a call option pays a fee or "premium" to the Fund. The premium is paid at the time the option is purchased and is not refundable to the buyer, regardless of what happens to the stock price.

         IF THE COVERED CALL OPTION IS EXERCISED

         The buyer of the option may elect to exercise the option at the exercise price at any time before the option expires. The Fund is then obligated to deliver the shares at that price. Options are normally exercised on or before the expiration date if the market price of the stock exceeds the exercise price of the option. Generally, if the exercise price plus the option premium are higher than the price the Fund originally paid to purchase the stock, the Fund realizes a gain on the sale of the stock; if the exercise price and premium are lower, the Fund realizes a loss. By selling a covered call option, the Fund foregoes the opportunity to benefit from an increase in price of the underlying stock above the exercise price.

         IF THE COVERED CALL OPTION EXPIRES

         If the market price of the stock does not exceed the exercise price, the call option will likely expire without being exercised. The Fund keeps the premium and the stock. The Fund then expects to sell new call options against those same shares of stock. This process is repeated until: a) an option is exercised or b) the stock is sold because it no longer meets the Adviser's investment criteria, a corporate event such as a merger or reorganization has occurred, or proceeds from the sale are used to fund redemptions.

         IF THE COVERED CALL OPTION IS CLOSED OUT

         To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser may seek, when practical, to enter into closing purchase transactions before the call options the Fund has sold are exercised in order for the Fund to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

         OTHER FEATURES

         The call options sold by the Fund are listed and traded on one or more domestic securities exchanges and are issued by the OCC. If a dividend is declared on stock underlying a covered call option sold by the Fund, the dividend is paid to the Fund and not the owner of the call option.

         To reduce transaction costs and to avoid realizing capital gains or losses on portfolio stocks, the Adviser seeks, when practical, to enter into closing purchase transactions before the call options the Fund sells are exercised in order to continue to hold portfolio stocks. The decision to effect these transactions requires daily monitoring of the stock and options markets. However, it may be impractical in certain circumstances to effect such closing purchase transactions in a timely or advantageous manner, for example, if the option is exercised unexpectedly or if the market for the option is illiquid.

PURCHASING PUT OPTIONS

         The Adviser acquires put options in an effort to protect the Fund from a significant market decline in a short period of time. A put option gives the Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The values of put options generally increase as stock prices decrease.

SECONDARY RISKS

SELLING (WRITING) COVERED CALL OPTIONS

         When the Fund sells covered call options, it foregoes the opportunity to benefit from an increase in the value of the underlying stock above the exercise price, but it continues to bear the risk of a decline in the value of the underlying stock. The Fund receives a premium for selling a call option but the price the Fund realizes from the sale of the stock upon exercise of the option could be substantially below the prevailing market price of the stock. The purchaser of the covered call option may exercise the call at any time during the option period (the time between when the call is sold and when it expires). If the value of the stock underlying the call option is below the exercise price, the call is not likely to be exercised, and the Fund could have an unrealized loss on the stock, offset by the amount of the premium received by the Fund when it sold the option.


         There is no assurance that a liquid market will be available at all times for the Fund to sell call options or to enter into closing purchase transactions. In addition, the premiums the Fund receives for selling call options may decrease as a result of a number of factors, including a reduction in interest rates generally, a decline in stock market volumes or a decrease in the price volatility of the underlying securities. The Fund incurs commission expenses when selling call options.

PURCHASING PUT OPTIONS

         When the Fund purchases put options, it risks the loss of the cash paid for the options if the options expire unexercised. Under certain circumstances, the Fund may not own any put options, resulting in increased risk during a market decline.

TRANSACTION COSTS

         Because the Fund will engage in the sale and purchase of options contracts on a regular basis, the brokerage commissions paid by the Fund may be significantly greater than brokerage commissions paid by a similarly sized mutual fund that does not engage in options trading.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

         A description of the Fund's policy regarding disclosure of the Fund's portfolio holdings can be found in the Trust's Statement of Additional Information and on the Trust's website at www.kelmoore.com.

MANAGEMENT OF THE FUND

         INVESTMENT ADVISER AND BROKER

         Kelmoore Investment Company, Inc. (the "Adviser" or "Kelmoore") serves as the investment adviser to the Fund and is responsible for the selection and ongoing monitoring and discretionary investment management of the securities and options positions in the Fund's investment portfolio. A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreement between the Adviser and the Fund is available in the semi-annual report to shareholders dated June 30, 2006. The Adviser is a registered investment adviser and broker-dealer. Because of Kelmoore's risk management skills and strategy in executing options on each security purchased, the Adviser intends to place substantially all transactions in both stock and options with Kelmoore in its capacity as a registered broker-dealer. The Adviser was established in 1992 by Ralph M. Kelmon, who is the principal shareholder. The Adviser offers investment advisory and brokerage services to individual clients, trusts, corporations, institutions and private investment funds, each of which employ a similar investment strategy to that of the Fund. The Adviser's principal address is 2465 East Bayshore Road, Suite 300, Palo Alto, California 94303.


         The Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. The advisory fee is separate from, and in addition to, brokerage commissions paid by the Fund to Kelmoore in its capacity as broker, as discussed below.


         The Adviser has contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses and fees and expenses of Trustees who are deemed to not be "interested persons" of the Trust pursuant to Section 2(a)(19) of the 1940 Act) of the Fund through May 1, 2008, so that the total ordinary operating expense of the Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Expenses that are not included in this expense limitation include extraordinary expenses as determined under generally accepted accounting principles and, to avoid any conflict of interest or appearance thereof, fees and expenses of the Independent Trustees. The waiver and reimbursement described above is subject to recoupment by the Adviser within the following three years after such waiver or reimbursement, to the extent such recoupment by the Adviser would not cause total operating expenses to exceed any current expense limitation. The Adviser has also agreed to reimburse all expenses incurred in connection with the organization of the Fund, to the extent such expenses cause the Fund to exceed the expense cap discussed above, subject to recoupment described above.


         PORTFOLIO MANAGER

         Matthew Kelmon, a Director and Senior Executive Vice President of Portfolio Management and Chief Investment Officer for the Adviser, is the principal portfolio manager for the Fund, manages the day-to-day investment advisory services of the Adviser, and is responsible for designing and implementing an in-house software system for non-fund accounts (OPTRACKER(R)), which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires. Mr. Kelmon is primarily responsible for both the implementation of the Fund's stock selection and the management of the Fund's options trading activity, as well as overseeing the brokerage services provided by Kelmoore to the Fund. Mr. Kelmon has been primarily responsible for the day-to-day management and implementation of The Kelmoore Strategy(R) for private accounts and limited partnerships since 1994. Prior to his employment at the Adviser, Mr. Kelmon was an account executive at M.L. Stern & Co., Inc., a bond dealer, from June of 1993 to April of 1994. Mr. Kelmon also heads up the Investment Committee of the Adviser, which has responsibility, among other things, for oversight relative to the Fund and its holdings and for the review and approval of proposed monthly Fund distributions. The Statement of Additional Information provides additional information about Mr. Kelmon's compensation, other accounts managed by him, and his ownership of securities in the Fund.


         BROKERAGE COMMISSIONS

         Kelmoore provides both investment advisory and brokerage services to the Fund. The Fund, through Kelmoore as Adviser, places substantially all of its brokerage transactions, both in stocks and options, through Kelmoore's brokerage trading operations. Kelmoore, acting as a broker, is a member of the ISE, a leading electronic trading market for options, and directly executes a substantial portion of the Fund's brokerage transactions through ISE or other market centers accessible to Kelmoore, such as ECNs, third party trading platforms and alternative trading networks. The Fund pays Kelmoore brokerage commissions for executing these transactions, which are separate from, and in addition to, the fees paid by the Fund to Kelmoore for advisory services. As the level of stock trading or option writing increases, the level of commissions paid by the Fund to Kelmoore increases.

         The commissions paid to Kelmoore are regularly reviewed and approved by the Independent Trustees of the Fund in accordance with Rule 17e-1 under the 1940 Act. Since Kelmoore receives compensation based on the number of shares and option contracts traded, there is an incentive for Kelmoore to effect as many transactions as possible because as the level of stock trading or options writing increases, the commissions paid by the Fund to Kelmoore also increases. The amount of such commissions is substantial when compared with such charges for other funds because of the Fund's options and securities trading strategy. Under normal circumstances, the number of secured put options written by the Fund at any time is limited to 50% of the value of the Fund's portfolio and the number of covered call options, if any, is expected under normal market conditions to be substantially less. These limits may mitigate the effect of Kelmoore's incentive to effect transactions for the Fund.

         Kelmoore manages all aspects of the Fund's options trading strategy through monitoring of trading markets. Matthew Kelmon, in addition to serving as portfolio manager for the Fund, is primarily responsible for overseeing and implementing the brokerage services provided by Kelmoore to the Fund. The Board of Trustees believes that Kelmoore's extensive knowledge base and securities trading experience as a broker are essential to maximizing the Fund's options premiums while mitigating risk of losses. In addition to executing brokerage transactions for the Fund internally, Kelmoore also directs, in its discretion, a portion of the Fund's brokerage transactions for execution to unaffiliated broker-dealers, generally when, in Kelmoore's judgment, the market centers accessible to Kelmoore lack sufficient liquidity and transparency for best execution.


         Kelmoore has reduced its options commissions substantially on two occasions since the end of 2004. Since early November, 2005, Kelmoore's commission charges to the other series of the Trust have been $0.60 per options contract for transactions placed on ISE. On trades Kelmoore executes on ISE, Kelmoore charges $0.60 per options contract. On trades executed by Kelmoore on other market centers, such as ECNs, third party trading platforms, and alternative trading networks that do not require the services of an unaffiliated broker-dealer, Kelmoore charges $0.60 per contract plus the cost imposed by the ECN, third party trading platform, or alternative trading network (with the total charges not to exceed $1.00 per contract). Kelmoore charges the Fund $0.03 per share for equity trades that Kelmoore executes. For those transactions (both equities and options) where Kelmoore uses the services of an unaffiliated broker, Kelmoore charges only the commissions and fees paid by Kelmoore to the unaffiliated broker.

         On January 18, 2007, Kelmoore agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission ("SEC") alleging violations of federal securities laws with respect to certain matters related to brokerage commissions historically charged by Kelmoore in connection with the execution of options transactions for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund and the disclosures concerning these commissions. The SEC alleged certain understatements of total fees Kelmoore charged for managing these Funds (SEC Release IA-2581, Administrative Proceeding File No. 3-12541, Jan. 18, 2007). During the relevant time period, Kelmoore served as both the investment adviser and broker-dealer for the Trust. The settlement involves, among other things: (i) findings by the SEC that Kelmoore violated certain federal securities laws; (ii) a cease and desist order against Kelmoore; (iii) a censure of Kelmoore; (iv) Kelmoore's undertaking to hire for fiscal year 2006, at its expense, an Independent Consultant not unacceptable to the SEC to: (1) conduct a review at year-end of the advisory fees and options commissions charged to comparable funds and to make a report with recommendations thereafter on Kelmoore's policies, procedures, and practices for pricing its advisory fees and options commissions; and (2) review Kelmoore's compliance with relevant rules and regulations governing commissions and fees including, among other things, brokerage best execution obligations; and (v) payment by Kelmoore of a civil penalty in the amount of $100,000. A copy of the SEC's order in this matter may be found at www.kelmoore.com.

         The Independent Trustees of the Trust also cooperated with the SEC Staff's investigation by voluntarily providing documents and testimony, and conducted their own review of the issues involved in the investigation. The Independent Trustees requested, and Kelmoore agreed to reimburse the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund, the amount of $1,737,672 (payable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and the Kelmoore Strategy(R) Liberty Fund in the amount of $803,080, $852,330 and $82,262, respectively) plus interest of $155,190 (payable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund in the amount of $71,722, $76,121, and $7,347, respectively), representing the cost savings realized by Kelmoore from the decrease in execution costs that were a component of the brokerage commissions paid to Kelmoore by these Funds during the period July 1, 2003 through December 31, 2004. Kelmoore made a lump sum payment to the Funds of $1,481,201 (payable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund in the amount of $684,550, $726,530, and $70,120, respectively) on February 24, 2006, with the balance of $411,661 (attributable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund in the amount of $190,253, $201,920, and $19,488, respectively) plus interest to be reimbursed to the Funds over time by temporarily waiving a portion of Kelmoore's investment advisory fee charged to the Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. These waivers cannot be recouped by the Adviser. As of March 31, 2007, the balance due was $140,645 (attributable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund in the amount of $90,334, $50,311, and $0, respectively).


         None of these reimbursements relates to the Kelmoore Strategy(R) Capitol Fund, which had not commenced investment operations during the relevant period.


YOUR INVESTMENT

HOW TO BUY SHARES

         You can purchase shares of the Fund through broker-dealers, directly through the Adviser, or through the Automatic Investment Plan. Shares of the Fund are offered only to residents of states in which the shares are registered or qualified. No share certificates are issued in connection with the purchase of Fund shares.

PURCHASE AMOUNTS
================================================================================
Minimum initial investment:                               $1,000
Minimum additional investments:                              $50

MULTIPLE CLASSES

         The Trust offers both Class A and Class C shares of the Fund. Each Class of shares has a different distribution arrangement to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment, your election to take distributions as cash or to have them reinvested into additional shares and other relevant factors. Sales personnel may receive different compensation for selling each class of shares.


CLASS A SHARES - DISTRIBUTION PLAN

         The Board of Trustees, on behalf of the Fund's Class A shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

         The distribution plan for Class A shares permits the Fund to reimburse the Fund's distributor an annual fee not to exceed 0.25% of the average daily net assets attributable to the Class A shares of the Fund.

CLASS A SHARES - FRONT END SALES CHARGE

         Sales of Class A shares of the Fund include a front-end sales charge (expressed as a percentage of the offering price) as shown in the following table:

CLASS A SHARES -
FRONT-END SALES CHARGE
===================================================================================================================
                                                                        Approximate
                                             Percentage of             Percentage of             Percentage of
Amount of Single Transaction                 Offering Price           Amount Invested           Dealer Concession
-------------------------------------------------------------------------------------------------------------------
Less than $50,000                                 5.50%                    5.82%                      5.00%
-------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                    4.75%                    4.99%                      4.25%
-------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                   4.00%                    4.17%                      3.50%
-------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                   3.25%                    3.36%                      2.75%
-------------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                 2.50%                    2.56%                      2.00%
-------------------------------------------------------------------------------------------------------------------
$1,000,000 or more*                               0.00%                    0.00%                      0.00%
-------------------------------------------------------------------------------------------------------------------

* You may purchase Class A Shares at net asset value if your purchase is at least $1,000,000 and you make your purchase through a selected dealer who has executed a dealer agreement with Kelmoore. Kelmoore may make a payment to the selected dealer in an amount not to exceed 1.00% of the amount invested. If you purchase any shares without a sales charge pursuant to this program, and you redeem any of those shares within 12 months of your purchase, you will pay a Contingent Deferred Sales Charge on the redeemed shares in an amount not to exceed 1.00% of the lesser of net asset value of those shares at the time of purchase or redemption.

         Shares acquired as a result of reinvestment of distributions are not subject to any sales charge. Class A shares are subject to a 12b-1 fee of 0.25%.

         The distributor may pay a dealer concession to those selected dealers who have entered into an agreement with the distributor. The dealer's concession depends on which class of shares you choose and may be changed from time to time. The distributor may from time to time offer incentive compensation to dealers who sell Fund shares subject to sales charges, allowing such dealers to retain an additional portion of the sales charge. Currently, on Class A shares, dealers receive the concession set forth in the table above, as well as the 0.25% distribution fee (12b-1). On some occasions, such incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Funds during a specified period of time. A dealer who receives all or substantially all of the sales charge may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any.

CLASS A SHARES - REDUCED SALES CHARGES

         You can reduce the initial sales charge of Class A shares by taking advantage of breakpoint opportunities in the sales charge schedules, as set forth above. The sales charge for purchases of the Fund's Class A shares may also be reduced for a single purchaser through a Right of Accumulation or a Letter of Intent, as described below. To qualify for a reduced sales charge, you are responsible for notifying your dealer, PFPC Inc., as transfer agent ("PFPC"), or the Fund. Certain transactions in Class A shares may be made at net asset value as described below. If the account owner is an entity (e.g., a trust, a qualified plan, etc.), these privileges will apply to beneficial owners and trustees. These privileges are also available to investors who invest completely or partially through accounts at financial intermediaries, e.g., through accounts at other broker-dealers (rather than opening an account directly with the Fund). To take advantage of these privileges, the account owner (or if applicable, the beneficial owner or trustee), either directly or through their registered representative or financial intermediary, as applicable, must identify and provide information to the Fund regarding eligibility for these privileges. Stated differently, investors must identify to the Fund, either directly or through their registered representative or financial intermediary, the complete universe of eligible shareholder accounts (e.g., IRA, non-retirement, 529 plan, etc.), in order to receive the maximum breakpoint discount possible. It is the responsibility of the shareholder, either directly or through their registered representative and/or financial intermediary, to ensure that the shareholder obtains the proper "breakpoint" discounts.

         In order for the Fund to identify its accounts opened through a financial intermediary, you or your financial intermediary must provide the Fund with the applicable account numbers. For purposes of identifying all other Fund accounts you or your registered representative must provide the Fund with either the applicable account numbers or the applicable tax identification numbers.

RIGHT OF ACCUMULATION

         You may combine your shares and the shares of your spouse and your children under the age of 21 in order to qualify for the Right of Accumulation. If you already hold Class A shares of the Fund, a reduced sales charge based on the sales charge schedule for Class A shares may apply to subsequent purchases of shares of the Fund. The sales charge on each additional purchase is determined by adding the current market value of the shares you currently own to the amount being invested. The reduced sales charge is applicable only to current purchases. It is your responsibility to notify your dealer, PFPC, or the Fund at the time of subsequent purchases that the purchase is eligible for the reduced sales charge under the Right of Accumulation.

LETTER OF INTENT

         You may qualify for a reduced sales charge immediately by signing a non-binding Letter of Intent stating your intention to invest during the next 13 months a specified amount that, if made at one time, would qualify for a reduced sales charge. The first investment cannot be made more than 90 days prior to the date of the Letter of

Intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the requirements of the Letter of Intent have been satisfied. During the term of the Letter of Intent, PFPC will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. The escrowed shares will be released when the full amount indicated has been purchased. If the full amount indicated is not purchased within the 13-month period, your escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge you would have had to pay on your aggregate purchases if the total of such purchases had been made at a single time. It is your responsibility to notify your dealer, PFPC or the Fund at the time the Letter of Intent is submitted that there are prior purchases that may apply.

SALES AT NET ASSET VALUE

         The Fund may sell Class A shares at net asset value (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients of the Adviser or its affiliates; (2) officers and present or former Trustees of the Trust; directors and full-time employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Adviser and its affiliates and certain employee benefit plans for employees of the Adviser; (4) employer sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans, and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Adviser; (5) fee-based financial planners and registered investment advisers who are purchasing on behalf of their clients; (6) broker-dealers who have entered into selling agreements with the Adviser for their own accounts; and (7) participants in no-transaction-fee programs of brokers that maintain an omnibus account with the Funds. Information regarding sales charges imposed by the Funds is available at the Funds' website at www.kelmoore.com.

ADDITIONAL COMPENSATION PAYABLE TO FINANCIAL INTERMEDIARIES

         Kelmoore, at its expense without additional cost to the Fund or its shareholders, currently provides additional compensation to certain financial intermediaries, including broker-dealers and other financial institutions or organizations through which the Fund's shares are sold or held (collectively, "financial intermediaries"). These payments may be made, at the discretion of Kelmoore, to financial intermediaries for distributing the Fund's shares or for providing shareholder recordkeeping and similar administrative services with respect to a Fund and/or its shareholders. The level of payments made to a financial intermediary may vary. These payments may be more or less than the payments received by financial intermediaries with respect to other mutual funds and may influence your financial intermediary to make available the Fund over other mutual funds or other investment products. You may ask your financial intermediary questions about how it is compensated for administering your Fund investment.

CLASS C SHARES

         Sales of the Fund's Class C shares are not subject to a front-end sales charge. Class C shares are subject to a 12b-1 fee of 1.00%, payable to the distributor. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher expenses than Class A shares. Currently, the distributor pays the 12b-1 fee to selected dealers.

CLASS C SHARES - DISTRIBUTION PLAN

         The Board of Trustees, on behalf of the Fund's Class C shares, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and service fees for the sale and distribution of its shares and for services provided to its shareholders. Because these fees are paid out of the Fund's assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

         The distribution plan for Class C shares permits the Fund to reimburse the Fund's distributor an annual fee not to exceed 0.75% of the average daily net assets of the Fund's Class C shares. In addition, the distribution plan for Class C shares permits the Fund to reimburse the distributor for payments to dealers or others via an annual service fee not to exceed 0.25% of the average daily net assets of the Fund's Class C shares.

TO OPEN AN ACCOUNT

BY MAIL

         o    Complete the application.

         o    Mail the application and your check to:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              P.O. Box 9790
              Providence, RI 02940-9790

         o    If you are mailing via overnight courier:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              101 Sabin Street
              Pawtucket, RI 02860-1427

         o    Please make your check payable to the Fund.

         o    Please make sure your check is for at least $1,000.

BY WIRE

         o To make a same-day wire investment, call toll-free (877) 328-9456 by 4:00 p.m. Eastern time. An account number will be assigned to you.

         o    Call your bank with instructions to transmit funds to:

              PNC Bank
              Pittsburgh, PA
              ABA No: 031000053
              FFC Account Number: 8606905927
              Attn: [Name and Class of Fund]
              Kelmoore Fund Account Name
              Kelmoore Fund Account Number

         o    Your bank may charge a wire fee.

         o    Please make sure your wire is for at least $1,000.

         o Mail your completed application to PFPC at the address under TO OPEN AN ACCOUNT - By Mail.

TO ADD TO AN ACCOUNT

BY MAIL

         o Fill out an investment slip from a previous confirmation and write your account number on your check. Mail the slip and your check to:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              P.O. Box 9790
              Providence, RI 02940-9790

         o    If you are mailing via overnight courier:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              101 Sabin Street
              Pawtucket, RI 02860-1427

         o    Please make your check payable to the Fund.

         o    Please make sure your additional investment is for at least $50.

BY WIRE

         o Call toll-free (877) 328-9456. The wire must be received by 4:00 p.m. Eastern time for same day processing.

         o    Call your bank with instructions under TO OPEN AN ACCOUNT -
              By Wire.

         o    Your bank may charge a wire fee.

         o    Please make sure your wire is for at least $50.

AUTOMATIC INVESTMENT PLAN

         You may open an automatic investment plan account with a $100 initial purchase and a $50 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Trust at (877) 328-9456 to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $50. The Trust may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at (877) 328-9456.

AUTOMATED CLEARING HOUSE (ACH) PURCHASE

         Current shareholders may purchase additional shares via Automated Clearing House ("ACH"). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

         You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Trust may alter, modify or terminate this purchase option at any time.

EXCHANGE PRIVILEGE

         You may exchange shares of a particular class of the Fund only for shares of the same class of another Kelmoore Fund. For example, you can exchange Class A shares of the Fund for Class A shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund or Kelmoore Strategy(R) Liberty Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You should carefully read the prospectus disclosure regarding the Fund into which you would like to exchange before making an exchange decision involving that Fund. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other Fund, which may result in a capital gain or loss.

PURCHASE PRICE

         Class C shares of the Fund are sold at the net asset value ("NAV") next determined after receipt of the request in good order. Class A shares of the Fund are sold at the offering price, which is the NAV next determined after the request is received in good order plus a sales charge of up to 5.50%.

REINVESTMENT PRIVILEGE FOR CLASS A SHARES

         For a period of 60 days after you sell Class A shares of the Fund, you may reinvest your redemption proceeds in Class A shares of the Fund at NAV. You, your broker, or your financial adviser must notify the Fund's transfer agent in writing of your eligibility to reinvest at NAV at the time of reinvestment in order to eliminate the sales charge on your reinvestment. The Trust may require documentation to support your eligibility.

RIGHTS RESERVED BY THE TRUST

         The Trust reserves the right to:

         o    reject any purchase order

         o    suspend the offering of shares

         o    vary the initial and subsequent investment minimums

         o    waive the minimum investment requirement for any investor

MARKET TIMING AND FREQUENT TRADING POLICY

          The Trust does not accommodate frequent purchases and redemptions of Fund shares, often referred to as "market timing," and asks the broker-dealers with selling agency agreements with the Fund ("financial intermediaries") that offer the Fund for cooperation in discouraging such trading activity. As a shareholder in the Fund, you are subject to this policy. The Trust intends to seek to restrict or reject such trading or take other action, as described below, if in the judgment of the Adviser such trading may not be in the best interests of the Fund and its shareholders. This market timing trading policy applies whether the transactions relate to an exchange or to a new investment. The Board of Trustees has adopted the following policies and procedures to discourage market timing.

         MONITORING FOR MARKET TIMING AND FREQUENT TRADING ACTIVITY

         The Trust currently monitors cash flows and seeks the cooperation of financial intermediaries to assist the Trust in identifying potential market timing activity. Although these methods require judgments that are inherently subjective and involve some selectivity in their application, the Trust seeks to make judgments and applications that are consistent with the best interests of the Fund's shareholders. There is no assurance that the Trust or its agents will gain access to any or all information necessary to detect market timing in the Fund. Despite the Trust's efforts, the Trust may not be able to detect market timing activity that may be facilitated or tolerated by financial intermediaries, and there is no assurance that the Trust will be completely successful in its effort to detect or minimize market timing activity. Instances where potential market timing activity may not be identified or deterred by the Trust include where trading activity involves a relatively small value of shares or where the activity does not fit a pattern of trading recognized by the Adviser as indicative of market timing activity. Where market timing activity is identified by the Adviser and is determined to be detrimental to the Fund, the Adviser in its judgment will apply the potential responses to such activity, as discussed below, based on the relevant facts and circumstances.


         CONSEQUENCES OF MARKET TIMING AND FREQUENT TRADING

         If information regarding trading activity (directly or involving financial intermediaries) in the Fund is brought to the attention of the Adviser AND based on that information and/or other factors, the Adviser or its agents, in their sole discretion, conclude that such trading may be detrimental to the Trust, the Trust may temporarily or permanently bar future purchases into the Fund. Alternatively, the Trust, in coordination with the financial intermediaries, may seek to limit the amount, number or frequency of any future purchases by investors or intermediaries suspected of engaging in market timing activity, and/or may limit the method by which the person or financial intermediary may request future purchases and redemptions (including purchases and/or redemptions by exchange or transfer).

         Depending on various factors, including the size of the Fund, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, short-term or excessive trading may interfere with the efficient management of the Fund's portfolio, increase the Fund's transaction or administrative costs and taxes and/or adversely impact Fund performance.


         The Trust and the Adviser each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely impact the interests of the Trust or its shareholders. Any such restrictions will under normal circumstances be determined within one business day of such transaction being submitted to the Trust.


         While the policies and procedures described above have been adopted to attempt to detect and limit frequent or disruptive trading, there is no assurance that the policies and procedures will be effective in detecting or deterring all such trading activity. For example, the Fund is unable to directly monitor the trading activity of beneficial owners of the Fund's shares who hold those shares through third-party 401(k) and other group retirement plans and omnibus account arrangements maintained by brokers and other intermediaries. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited, and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading. Certain regulatory requirements expected to go into effect later this year may enable the Fund to obtain better information on trading activity in omnibus account arrangements. However, there can be no assurance that these regulations will enable the Fund to identify all such frequent trading.

CUSTOMER IDENTIFICATION PROGRAM

         Record owners of the Trust are the shareholders who own shares of the Fund. The Trust has a verification process for new accounts to help the government fight the funding of terrorism and money laundering activities. Federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. When a shareholder opens an account, the Trust's transfer agent will ask for their name, address, and other information that will allow for their identification. This information will be verified to ensure the identity of all persons opening an account.

         No purchase of Fund shares for an account will be completed until all required and requested identification information has been provided and the application has been submitted in proper order. Once the application is determined to be in proper order, Fund purchase(s) will be effected at the NAV per share next calculated.

         The Trust may reject a new account application if the shareholder does not provide any required or requested identifying information or for other reasons.

         The Trust may refuse, cancel, or rescind any purchase order; freeze any account; suspend account services; and/or involuntarily redeem the account if the Trust thinks that the account is being used for fraudulent or illegal purposes by the shareholder. One or more of these actions will be taken when, at the sole discretion of the Trust, they are deemed to be in a Fund's best interest or when the Trust is requested or compelled to do so by governmental authority or by applicable law.

         The Trust may close and liquidate an account if the transfer agent is unable to verify provided information, or for other reasons. If the Trust decides to close an account, the Fund's shares will be redeemed at the NAV per share next calculated after the Trust determines to close the account. The shareholder may be subject to gain or loss on the redemption of the Fund shares, and the shareholder may incur tax liability.

YOUR INVESTMENT - HOW TO SELL YOUR SHARES

         You may "redeem," that is, sell your shares, on any day the New York Stock Exchange ("NYSE") is open, either directly through the distributor or through your broker-dealer. The price you receive will be the NAV next calculated after receipt of the request in good order by PFPC.

BY MAIL

         To redeem your shares by mail, write a letter of instruction that includes:

         o The name of the Fund, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell.

         o Include all signatures and any additional documents that may be required.

         o    Mail your request to:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              P.O. Box 9790
              Providence, RI  02940-9790

         o    If you are mailing via overnight courier:

              Kelmoore Strategic Trust
              c/o PFPC Inc.
              101 Sabin Street
              Pawtucket, RI 02860-1427

         o A check will be mailed to the name(s) and address in which the account is registered within seven days.

         o The Fund may require additional documentation or a medallion signature guarantee on any redemption request to help protect against fraud.

         o The Fund requires a medallion signature guarantee if the address of record has changed within the past 30 days.

BY TELEPHONE

         To redeem your shares by telephone, call toll-free (877) 328-9456. The proceeds will be paid to the registered owner: (1) by mail at the address on the account, or (2) by wire to the bank account designated on the account application. To use the telephone redemption privilege, you must have selected this service on your original account application or submitted a subsequent medallion signature guaranteed request in writing to add this service to your account. The Trust and PFPC reserve the right to refuse any telephone transaction when they are unable to confirm to their satisfaction that a caller is the account owner or a person preauthorized by the account owner. PFPC has established security procedures to prevent unauthorized account access. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. The telephone transaction privilege may be suspended, limited, modified or terminated at any time without prior notice by the Trust or PFPC.

BY WIRE

         In the case of redemption proceeds that are wired to a bank, the Trust transmits the payment only on days that commercial banks are open for business and only to the bank and account previously authorized on your application or your medallion signature guaranteed letter of instruction. The Trust and PFPC will not be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System. The Funds reserve the right to refuse a wire redemption if it is believed advisable to do so. If you redeem your shares by wire transfer, PFPC charges a fee (currently $9.00) for each wire redemption. You may also have your redemption proceeds sent to your bank via ACH. PFPC does not charge for this service, however please allow 2 to 3 business days for the transfer of money to reach your banking institution.

SYSTEMATIC WITHDRAWAL PLAN

         Once you have established an account with $5,000 or more, you may automatically receive funds from your account on a monthly, quarterly or semi-annual basis (minimum withdrawal of $100). Call toll-free (877) 328-9456 to request a form to start the Systematic Withdrawal Plan.

SELLING RECENTLY PURCHASED SHARES

         If you wish to sell shares that were recently purchased by check, the Fund may delay mailing your redemption check for up to 15 business days after your redemption request to allow the purchase check to clear. The

Trust reserves the right to reject any redemption request for shares recently purchased by check that has not cleared, and the Trust may require that a subsequent request be submitted.

LATE TRADING

         Late Trading is the practice of buying or selling fund shares at the closing price after the Fund's NAV has been set for the day. Federal securities laws governing mutual funds prohibit late trading. The Trust has adopted trading policies designed to comply with requirements of the federal securities laws.

TRANSACTION POLICIES

TIMING OF PURCHASE OR SALE REQUESTS

         All requests received in good order by PFPC or authorized dealers of Fund shares before the close of regular trading on the NYSE, typically 4:00 p.m. Eastern time, will be executed the same day, at that day's NAV. Orders received after the close of regular trading of the NYSE will be executed the following day, at that day's NAV. All investments must be in U.S. dollars. Purchase and redemption orders are executed only on days when the NYSE is open for trading. If the NYSE closes early, the deadlines for purchase and redemption orders are accelerated to the earlier closing time.


STOCK EXCHANGE CLOSINGS

         The NYSE is typically closed for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

DETERMINATION OF NAV

         The NAV for the Fund is calculated as of the close of regular trading hours of the NYSE, which is normally 4:00 p.m. Eastern time. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting liabilities, and then dividing that figure by the number of outstanding shares. The Fund's investments are valued based on market value. The Fund will use the fair value of a security as determined in accordance with procedures adopted by the Board of Trustees if market quotations are unavailable or deemed by the Adviser to be unreliable in accordance with the Fund's procedures, such as if the primary market for a portfolio security suspends or limits trading or price movements of the security, or if events occurring after the close of a securities market and before the Fund values its assets would materially affect its NAV. When fair valuation is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same security. Since the Fund generally purchases highly liquid equity securities trading on major exchanges, it is unlikely that the Fund will be required to use fair valuation procedures.

INVESTMENTS THROUGH NOMINEES

         If you invest through a nominee, such as a broker-dealer or financial adviser (rather than directly), the policies and fees may be different than those described here. Nominees may charge transaction fees and set different minimum investments or limitations or procedures on buying or selling shares. It is the responsibility of the nominee to promptly forward purchase or redemption orders and payments to the Fund. You will not be charged any additional fees if you purchase or redeem shares of the Fund directly through the Fund's principal distributor, Kelmoore Investment Company, Inc.

REDEMPTION POLICIES

         Payment for redemptions of Fund shares is usually made within one business day, but not later than seven calendar days after receipt of your redemption request, unless the check used to purchase the shares has not yet cleared. The Fund may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (1) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (2) the SEC has by order permitted such suspension for the protection of the Fund's shareholders or (3) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund will automatically redeem shares if a purchase check is returned for insufficient funds. The Fund reserves the right to reject any third party check. The Trust reserves the right to make a "redemption in kind" payment in portfolio securities rather than cash if the amount you are redeeming is large enough to affect the Fund's operations. Large redemptions are considered to exceed the lesser of $250,000 or 1% of the Fund's assets.


ACCOUNT MINIMUM

         You must keep at least $1,000 worth of shares in your account to keep the account open. If, after giving you thirty days prior written notice, your account value is still below $1,000 due to your redemptions (not including market fluctuations), we may redeem your shares and send you a check for the redemption proceeds.

MEDALLION SIGNATURE GUARANTEES

         The Trust may require additional documentation, or signature guarantees, on any redemption over $50,000 in value or for the redemption of corporate, partnership or fiduciary accounts, or for certain types of transfer requests or account registration changes. A medallion signature guarantee helps protect against fraud. When the Trust requires a signature guarantee, a medallion signature must be provided. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, saving association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc., Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please call the Trust's shareholder servicing group toll-free
(877) 328-9456 for further information on obtaining a proper signature guarantee.

OTHER DOCUMENTS

         Additional documents may be required for purchases and redemptions when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. For further information, please call the Trust's shareholder servicing group toll-free at (877) 328-9456.

SHAREHOLDER SERVICES

TELEPHONE INFORMATION

         YOUR ACCOUNT

          If you have questions about your account, including purchases, redemptions, and distributions, call the Trust's shareholder servicing group from Monday through Friday, 9:00 a.m. to 7:00 p.m., Eastern time. Call toll-free
(877) 328-9456.

         THE FUNDS

         If you have questions about the Trust, call toll-free (877) 328-9456 Monday through Friday from 9:00 a.m. to 5:00 p.m. Pacific time.

ACCOUNT STATEMENTS

         The Funds provide you with these helpful services and information about your account:

         o    a confirmation statement after every transaction;

         o quarterly account statements reflecting transactions made during the quarter;

         o an annual account statement reflecting all transactions for the year;

         o tax information, which will be mailed by January 31 of each year, a copy of which will also be filed with the Internal Revenue Service, if necessary; and

         o financial statements with a summary of portfolio composition and performance, which will be mailed at least twice a year.

         The Fund provides the above shareholder services without charge, but may charge for special services such as requests for historical transcripts of accounts.

DELIVERY OF SHAREHOLDER DOCUMENTS

         To reduce expenses, we mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or, if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies within thirty days after receiving your request.

INTERNET ACCESS

         You may access information about the Fund and your account through the Fund's Internet site at http://www.kelmoore.com. To obtain an initial password for Internet access, please call toll-free (877) 328-9456.

INTEGRATED VOICE RESPONSE SYSTEM

         You may obtain access to account information by calling toll-free (877) 328-9456. The system provides share price and price change information for the Fund and gives account balances, information on the most recent transactions and allows sales of shares.

RETIREMENT PLANS

         Fund shares are available for purchase through individual retirement accounts ("IRAs") and other retirement plans. An IRA application and further details about the procedures to be followed by IRAs and other retirement plans are available by calling toll-free (877) 328-9456.

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

         The Fund passes along to you your share of investment earnings in the form of dividends and other distributions. The Fund distributes at least annually substantially all of its net realized long-term capital gains, if any, obtained through investment transactions. The Fund pays an annual distribution from net investment income if any, and any net realized short-term capital gains. Net investment income consists of any accrued dividends on portfolio investments and interest less accrued expenses. Variables such as equity market valuations, timing of shareholder investment flows, or below historical average option premiums may negate realized gains and therefore may result in distributions characterized as a return of your investment principal, and from time to time return of capital may be a significant component of the Fund's distributions. Return of investment capital, while providing cash flow to shareholders, does not represent income or gains earned by the Fund.

         Unless you elect otherwise, all dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. They will be credited to your account in the Fund at the same NAV per share as would apply to cash purchases on the applicable dividend payment date. All distributions paid by the Fund will be taxable to you at the time of payment regardless of whether they are paid in cash or reinvested in additional shares of the Fund. To change your dividend election, you must notify PFPC in writing at least fifteen days prior to the applicable dividend record date.

TAXES

         The Fund intends to qualify as a regulated investment company. Qualification as a regulated investment company allows the Fund to avoid paying federal income tax on the portion of its income and capital gains that it distributes to its shareholders.

         Assuming the Fund qualifies as a regulated investment company and satisfies certain other annual distribution requirements, distributions paid by the Fund generally will have the following federal income tax consequences to you:

              o Distributions from any net investment income and net short-term capital gains will be taxable as ordinary income

              o Distributions from net long-term capital gains, if any, will be taxable as long-term capital gain

              o Certain distributions paid in January will be taxable as if they had been paid in the previous December

              o Distributions may also be subject to state, local, foreign, or other taxes

         Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers or to foreign shareholders. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

              o Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%

              o Note that certain distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends

              o A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate

              o Distributions of earnings from non-qualifying dividends interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer

         If the Fund makes a distribution that is not from its current or accumulated earnings and profits, you will have a "return of capital." Such distributions are not subject to federal income tax, but reduce your tax basis in your Fund shares.

         Due to the nature of the Fund's principal investment strategy, the Fund anticipates that a majority of its distributions will be distributions from net short-term capital gain, which will be taxable to shareholders as ordinary income. Accordingly, an investment in the Fund may not be appropriate for you if you are seeking primarily distributions of long-term capital gains. In addition, as noted above, from time to time a portion of the Fund's distributions may represent a return of capital.

         If you purchase shares shortly before the record date for a distribution, a portion of your investment will be returned to you as a taxable distribution. Accordingly, you should consider the tax implications of investing in Fund shares just prior to a distribution.

         Upon a redemption or sale of Fund shares, you will generally be required to recognize a gain or loss, which will be measured by the difference between your adjusted basis in the shares redeemed or sold and the proceeds received from such redemption or sale. Any such gain or loss will be a capital gain or loss if you held the shares as a capital asset at the time of redemption or sale. This gain or loss will generally be a long-term capital gain or loss if you held the shares for more than one-year; otherwise such gain or loss will generally be a short-term capital gain or loss.

         After the end of each calendar year, you will receive a statement (Form
1099) of the federal income tax status of the Fund's distributions paid during the year. You should keep all of your Fund statements for accurate tax-accounting purposes.

         As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the Internal Revenue Service ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

         The foregoing is a brief summary of some of the material federal income tax consequences of an investment in the Fund. For a more detailed summary of the material federal income tax consequences of an investment in the Fund, including a discussion of the requirements for qualifying as a regulated investment company and the consequences to the Fund of investing in options, see "Taxes" in the Statement of Additional Information. You should consult your own tax adviser to determine the federal, state, local, and foreign tax consequences of an investment in the Fund in light of your particular circumstances.

FINANCIAL HIGHLIGHTS

         No financial highlights are presented for the Capitol Fund because the Fund had not commenced operations as of December 31, 2006.

    The following notice does not constitute part of and is not incorporated into the prospectus for Kelmoore Strategic Trust

                            Kelmoore Strategic Trust
                        Kelmoore Investment Company, Inc.

                                 PRIVACY NOTICE

OUR COMMITMENT TO YOU

We value the trust of our customers and will continue to recognize the importance of holding your personal financial information as confidential.

We will use information responsibly in order to protect you from fraud, offer you improved products and services, and comply with legal obligations.

We will maintain accurate customer information and respond promptly to customer requests to correct information.

We will require companies with whom we do business to use our customer information appropriately and to safeguard the confidentiality of such information.

We appreciate the opportunity to serve your investment needs. We pledge to follow the policies, safeguards and guidelines as described in this notice, and to protect the confidentiality of your information. Your relationship is very important to us, and we will take great care to honor these commitments to you. Thank you for choosing Kelmoore Investment Company.

This notice applies to individuals and covers information [Kelmoore logo] in connection with consumer transactions. In compliance with government regulations, we provide this notice annually.

[Kelmoore logo]       KELMOORE INVESTMENT COMPANY, INC.
                      2465 East Bayshore Road, Suite 300
                      Palo Alto, CA 94303
                      (877) 328-9456
                      www.kelmoore.com
                      ----------------


--------------------------------------------------------------------------------

                                                    THE KELMOORE STRATEGIC TRUST

                                                                         PRIVACY
                                                                          NOTICE

--------------------------------------------------------------------------------

COMMITTED TO PROTECTING YOUR PRIVACY


Kelmoore Investment Company, Inc. and Kelmoore Strategic Trust are proud of the strong relationships we have built over the years -- relationships based on common goals and mutual trust. In serving you, we are committed to providing you with the investment products and services you need now and in the years ahead, and to protecting your personal information along the way. This privacy notice contains information about how we fulfill this commitment to you.


                                [Kelmoore logo]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

OUR USE OF PERSONAL INFORMATION

We use and share information solely to provide quality investment products and service to our customers. For example, this information enables us to:

o        Serve and administer your accounts with efficiency and accuracy.

o Provide you with comprehensive, high-quality service to meet your investment needs now and in the future.

The sections that follow will describe our information collection and sharing practices, and the safeguards we use to protect your non-public personal information.

WE COLLECT INFORMATION THAT MAY INCLUDE:

o Information that we receive from you personally on applications, forms, or other correspondence, such as your name, address, phone number, social security number, and e-mail address.

o Information about your transactions with us, such as your account holdings and transaction history.

In selected situations, as permitted by law, we may disclose all of the information we collect as described above.

WE CAREFULLY LIMIT INFORMATION SHARING

We do not disclose any non-public information about our customers or former customers, except as permitted by law. The information described above may be shared within Kelmoore Investment Company and with selected non-affiliated third parties. This sharing is carefully limited as described in this section.

We may disclose non-public personal information about you to the following types of third parties:

o Financial service providers that assist us in servicing your accounts, such as securities broker-dealers, the distributor of the Kelmoore Strategic Trust and the transfer agent.

o Non-financial companies, such as service providers that fulfill product information requests.

o Others, such as joint account holders and those with whom you have consented to our sharing your information.

In addition, we may share the information that we collect (as described above) with other companies with whom we have teamed through a joint marketing agreement to provide you with a particular benefit or service. We may also share this information with other companies that perform specific or contracted services on our behalf, as permitted by law.

WE PROTECT NON-PUBLIC PERSONAL INFORMATION ABOUT FORMER CUSTOMERS

If you decide to close your account(s), we will continue to adhere to the privacy policies and practices provided in this notice.

WE HAVE SAFEGUARDS IN PLACE

We have safeguards in place to protect the confidentiality, security and integrity of your non-public personal information. We restrict access to non-public personal information to those who need that information in order to service your account(s).

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION

SHAREHOLDER REPORTS:

         Additional information about the Fund's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

         The SAI contains additional information about the Fund. It is incorporated by reference into this prospectus and is, therefore, legally a part of the prospectus.

         For a free copy of the current annual report, semi-annual report, or SAI, or to request other information about the Funds or to make shareholder inquiries, please visit www.kelmoore.com, write to the address below or call our toll-free number:

         KELMOORE INVESTMENT COMPANY, INC.
         2465 E. BAYSHORE ROAD, SUITE 300
         PALO ALTO, CA  94303
         (877) KELMOORE
         (877) 535-6667

         You can also obtain the Trust's SAI or the Annual and Semi-Annual Reports, as well as other information about the Fund, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, D.C. For more information on the operation of the Public Reference Room, call 202-942-8090. You may request documents from the SEC, upon payment of a duplication fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

         Securities and Exchange Commission
         Public Reference Section
         Washington, D.C. 20549-0102

ADMINISTRATOR, TRANSFER AGENT AND           COUNSEL
FUND ACCOUNTING AGENT                       Dechert LLP
PFPC Inc.                                   4675 MacArthur Court, Suite 1400
760 Moore Road                              Newport Beach, CA 92660-8842
King of Prussia, PA 19406-0903
(877) 328-9456


CUSTODIAN                                   INDEPENDENT REGISTERED PUBLIC
PFPC Trust Company                          ACCOUNTING FIRM
The Eastwick Center                         PricewaterhouseCoopers LLP
8800 Tinicum Boulevard                      3 Embarcadero Center
Philadelphia, PA  19153                     San Francisco, CA 94111



-------------------------------------------------------------------------------
KELMOORE STRATEGIC TRUST
2465 E. Bayshore Road, Suite 300
Palo Alto, CA 94303
(877) KELMOORE
(877) 535-6667
http://www.kelmoore.com
-----------------------



























The Trust's SEC file no. is 811-9165.

                       STATEMENT OF ADDITIONAL INFORMATION




                                   MAY 1, 2007



                            KELMOORE STRATEGIC TRUST


                            KELMOORE STRATEGY(R) FUND
                         KELMOORE STRATEGY(R) EAGLE FUND
                        KELMOORE STRATEGY(R) LIBERTY FUND
                        KELMOORE STRATEGY(R) CAPITOL FUND


                             Principal Distributor:
                        Kelmoore Investment Company, Inc.
                             2465 East Bayshore Road
                                    Suite 300
                               Palo Alto, CA 94303
                            Toll-free (877) 328-9456







This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Funds' current Prospectus dated May 1, 2007, as amended or supplemented from time to time. The Funds' audited financial statements dated December 31, 2006 included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus, annual report and semi-annual report can be obtained without charge by contacting either the dealer through whom you purchased shares or the Distributor at the telephone number or address above, or by downloading a copy from www.kelmoore.com.

                                TABLE OF CONTENTS


                                                                           PAGE


Kelmoore Strategic Trust................................................     1

Investment Strategies and Related Risks ................................     1

Other Strategies........................................................     3

Disclosure of Portfolio Holdings........................................     4

Investment Restrictions ................................................     5

Management of the Trust.................................................     6

Trustees and Officers...................................................     6

Investment Adviser......................................................    11

Other Services..........................................................    15

Purchases, Redemptions and Delivery of Shareholder Documents ...........    20

Valuation...............................................................    21

Taxes...................................................................    21

Brokerage ..............................................................    27

Shares of Beneficial Interest...........................................    28

Financial Statements ...................................................    29

Registration Statement .................................................    29

Appendix A - Proxy Voting Policies and Procedures.......................   A-1

                            KELMOORE STRATEGIC TRUST

Kelmoore Strategic Trust (the "Trust") is a Delaware statutory trust organized on December 1, 1998 as an open-end management investment company. The Trust employs Kelmoore Investment Company, Inc., a registered investment adviser and broker-dealer, as its investment adviser (the "Adviser") and distributor (the "Distributor") to its four series, each of which is non-diversified: the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund, the Kelmoore Strategy(R) Liberty Fund and the Kelmoore Strategy(R) Capitol Fund (each a "Fund" and collectively the "Funds"). Each Fund offers Class A shares and Class C shares. The Kelmoore Strategy(R) Capitol Fund is not available for investment as of the date of this Statement of Additional Information.

Each Fund's fiscal year changed from February 28 to December 31, effective on December 31, 2005.

                     INVESTMENT STRATEGIES AND RELATED RISKS


The Prospectus discusses each Fund's investment objective and principal strategy to be employed to attempt to achieve that objective. The following section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize, and certain risks associated with such investments and strategies.


Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks. Accordingly, the Funds can lose money through their stock investments.

Options on Securities. The writing and buying of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Adviser to predict future price fluctuations.

Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.

Each Fund receives a premium for each option it writes. The premium received reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account or by having the right to purchase the securities through an immediate conversion of the securities. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option that, by virtue of its exercise price or otherwise, reduces the respective Fund's net exposure on its written option position.

To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. Purchasing put options gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration, or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase for options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions, for one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds generally only write options with expiration dates between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the implied (future) volatility of the underlying security, the option period, supply and demand, and interest rates.

Each Fund's overall return, in part, depends on the ability of the Adviser to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Adviser's strategy in terms of stock selection. To assist the Adviser in selecting which options to write, the Adviser utilizes an in-house computer program called "OPTRACKER,(R)" which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) that may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Adviser may constitute such a group. These position limits could restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

Concentration and Lack of Diversification. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act"), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), to relieve each Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. The Code test applies at the end of each fiscal quarter, and generally requires that at least 50% of the value of each Fund's total assets be represented by the types of assets that satisfy the asset diversification requirement imposed by the 1940 Act. In addition, no more than 25% of the value of each Fund's assets may be invested in the securities of any one issuer. Stocks of particular issuers, or issuers in particular industries, may dominate the investment portfolios of each Fund, which may adversely affect the performance of a Fund or subject it to greater price volatility than that experienced by more diversified investment companies.

                                OTHER STRATEGIES

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. Under a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian at least equal to the repurchase price, including accrued interest.

Borrowing. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as permitted by the 1940 Act (not to exceed 33 1/3% of the Fund's total assets) in order to meet redemption requests. This borrowing may be unsecured. A Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires a Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund. Money borrowed is subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. A Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. A Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.


Investment Company Securities. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund, and indirectly its shareholders, bears a pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses that the Fund's shareholders bear directly. A Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. However, Rule 12d1-1 under the 1940 Act permits each Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objective and policies.


Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Temporary Investments. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper, banker's acceptances, and repurchase agreements.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.

Under certain market conditions, a Fund's portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if a Fund writes a substantial number of call options and the market prices of the underlying securities rise, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of a security within a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. Although the Funds' annual turnover rate cannot be accurately predicted, it is estimated that this rate will not exceed approximately 300% for the current fiscal year assuming normal market conditions. In volatile markets, the Funds' portfolio turnover rate could exceed 300%. A 100% annual turnover rate occurs if all of a Fund's securities are replaced one time during a one-year period.


High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for a Funds' shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Adviser takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the fiscal year ended December 31, 2006, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund was 304.10%, 199.65% and 195.75%, respectively. For the ten-month fiscal period ended December 31, 2005, the portfolio turnover for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund on an annualized basis, was 224.62%, 139.09% and 104.70%, respectively. Due to market factors and other reasons, the Adviser sold certain securities in order to purchase other securities in which advantageous options could be written. Portfolio turnover information is not available for the Kelmoore Strategy (R) Capitol Fund because the Kelmoore Strategy(R) Capitol Fund was not operational during these periods.


Other Investments. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                        DISCLOSURE OF PORTFOLIO HOLDINGS


The Board has adopted policies and procedures designed to ensure that disclosure of information regarding a Fund's portfolio securities is in the best interests of Fund shareholders ("Portfolio Holdings Policy"). The Funds and each of their service providers must adhere to the Portfolio Holdings Policy. The Portfolio Holdings Policy is designed to address conflicts of interest between the Funds' shareholders and the Adviser, the Distributor or any affiliated person of such entities by creating a structured review and approval process which seeks to ensure that disclosure of information about the Funds' portfolio securities is in the best interests of the Funds' shareholders.


Information about securities held in the Funds and information about each Fund's portfolio characteristics may only be disclosed by the Adviser as described in the Portfolio Holdings Policy.


The Funds disclose portfolio holdings on a quarterly basis in the Annual Report to Shareholders, Semi-Annual Report to Shareholders, and first and third quarter N-Q filings, which are available at www.sec.gov and at www.kelmoore.com. In addition, the Funds' equity holdings as of the last day of each month are provided on the Funds' website at www.kelmoore.com no sooner than one day after the end of that month and will remain posted until subsequent month-end holdings information is posted.


The Funds will satisfy any request for holdings reports by providing the requested holdings report as of the most recent quarter-end, but in no case earlier than the holdings report is posted on the www.kelmoore.com website. The posting will coincide with the filing of the holdings reports with the U.S. Securities and Exchange Commission (the "SEC"), which usually occurs between 30 and 60 days after quarter-end.

Pursuant to the Portfolio Holdings Policy, the Funds may disclose portfolio holdings information more frequently to service providers to permit those service providers to perform their functions for the Funds. The service providers that receive portfolio holdings information more frequently are: PFPC Trust Company, the Funds' custodian; and PFPC Inc., the Funds' administration and accounting agent and transfer agent. The Funds' auditors may also be provided with portfolio holdings information. PFPC Trust Company and PFPC Inc. generally have access to portfolio holdings on an immediate basis. Other service providers may receive portfolio holdings information from time to time when necessary to provide a service to the Funds. Such recipients are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information or distribute the portfolio holdings to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund before the portfolio holdings become public information.


Disclosure to outside parties other than the service providers will only include information that is contained on the www. Kelmoore.com website, included in reports filed with the SEC, or that is otherwise publicly available.

The Board will review at least annually a list of the service providers and entities that have received portfolio holdings information, the frequency of such disclosures and the business purpose therefore.

Any violation of the policies and procedures must be reported to the Funds' Chief Compliance Officer, who is required to report such violation to the Board if, in the exercise of his or her duties, he or she deems that the violation constitutes a "Material Compliance Matter" within the meaning of Rule 38a-1 under the 1940 Act. The Chief Compliance Officer is the only individual who may authorize disclosure of a Fund's portfolio securities to entities or persons other than those provided for in the Portfolio Holdings Policy. The Trust currently relies on the contractual and/or legal obligations of the Trust's service providers to maintain confidentiality of portfolio holdings information, and does not independently monitor the use of such information by service providers or their employees.


No compensation is received by the Trust or the Adviser in connection with the disclosure of portfolio holdings information.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of such Fund's outstanding shares.

1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. For purposes of this limitation, U.S. government securities are not considered part of any industry.

2. A Fund may not borrow money or issue senior securities, except to the extent provided by the 1940 Act.

3. A Fund may not make loans to other persons, except loans of securities not exceeding one-third of the Fund's total assets. For purposes of this limitation, investments in debt obligations and transactions in repurchase agreements shall not be treated as loans.

4. A Fund may not purchase, sell or invest in real estate, real estate investment trust securities, real estate limited partnership interests, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

5. A Fund may not underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the 1933 Act when selling portfolio securities.

The Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund have the following additional fundamental investment restriction.

6. The Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund may not invest in commodities or commodity futures contracts.

The Kelmoore Strategy(R) Capitol Fund has the following additional fundamental investment restriction.

7. The Kelmoore Strategy(R) Capitol Fund may not invest in physical commodities. The Kelmoore Strategy(R) Capitol Fund may enter into futures contracts and options thereon.


For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

Non-Fundamental Investment Restrictions. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board at any time without shareholder approval.

1. A Fund may not borrow money, except that a Fund may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 10% of the value of the total assets of a Fund at the time of borrowing, except that the Funds are authorized to borrow money in excess of the 10% limit in order to meet redemption requests. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

2. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which a Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

3. A Fund may not invest in a company for the purpose of exercising control or management of the company.

4. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions and provided that margin payments in connection with options will not constitute purchasing securities on margin.


5. A Fund may not invest its assets in securities of any other investment company, except as permitted by the 1940 Act. Under the 1940 Act, a Fund may acquire securities of other registered investment companies if, immediately after such acquisition, the Fund does not own in the aggregate
     (1) more than 3% of the total outstanding voting stock of such other investment company, (2) more than 5% of the value of the Fund's total assets of any one investment company, or (3) securities issued by such other investment company and all other investment companies having an aggregate value in excess of 10% of the value of the Fund's total assets. However, Rule 12d1-1 under the 1940 Act permits each Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as said investment is consistent with the Fund's investment objective and policies.


Shareholders should understand that all investments involve risks and that there can be no guarantee against loss resulting from an investment in a Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund apply only at the time of the investment.

                             MANAGEMENT OF THE TRUST

The Board is responsible for overseeing and monitoring the management of the Trust and the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.

The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                                     TERM OF                                                NUMBER OF
                                     OFFICE                                               PORTFOLIOS IN
                                      AND                                                     FUND
 NAME, AGE, ADDRESS                  LENGTH                                                  COMPLEX       OTHER DIRECTORSHIPS/
   AND POSITION(S)                   OF TIME          PRINCIPAL OCCUPATION(S)              OVERSEEN BY       TRUSTEESHIPS HELD
    WITH TRUST                      SERVED(1)          DURING PAST 5 YEARS                   TRUSTEE           BY TRUSTEE(3)
    ----------                      ---------          -------------------                   -------           -------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Ira (52)                  Trustee since   Partner and Certified Public                Four                  None
2465 E. Bayshore Road               May 1999;     Accountant, C.G. Uhlenberg LLP, a
Suite 300                           Chairman      certified public accounting firm,
Palo Alto, CA 94303                  since        from May 1984 to present; and City
Chairman of the Board of           November       Councilman, Redwood City, CA, from
Trustees                             2005         November 1997 to present.

Ignatius J. Panzica (63)        Since May 1999    Self-Employed from November 1997 to         Four                  None
2465 E. Bayshore Road                             present.
Suite 300
Palo Alto, CA  94303
Trustee

Stephen W. Player, Esq. (66)    Since May 1999    Associate Director of Planned               Four                  None
2465 E. Bayshore Road                             Giving, Stanford University, from
Suite 300                                         August 2000 to present.
Palo Alto, CA  94303
Trustee

Kenneth D. Treece (62)          Since May 1999    Chief Executive Officer, Oh to Be           Four                  None
2465 E. Bayshore Road                             Carefree, LLC, a commercial glass
Suite 300                                         and door company, from March 2004 to
Palo Alto, CA  94303                              present; and Chief Executive
Trustee                                           Officer, SBMC Corporation, a
                                                  precision sheet metal producer, from
                                                  May 1996 to December 2003.

----------------------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------------------------

Matthew Kelmon (38)             Since May 1999    Senior Executive Vice President of          Four                  None
2465 E. Bayshore Road                             Portfolio Management and Chief
Suite 300                                         Investment Officer, Kelmoore
Palo Alto, CA  94303                              Investment Company, Inc., from April
President                                         1994 to present.
Chief Executive Officer
Trustee

                                     TERM OF                                                NUMBER OF
                                     OFFICE                                               PORTFOLIOS IN
                                      AND                                                     FUND
  NAME, AGE, ADDRESS                 LENGTH                                                  COMPLEX       OTHER DIRECTORSHIPS/
   AND POSITION(S)                   OF TIME          PRINCIPAL OCCUPATION(S)              OVERSEEN BY       TRUSTEESHIPS HELD
    WITH TRUST                      SERVED(1)          DURING PAST 5 YEARS                   TRUSTEE           BY TRUSTEE(3)
    ----------                      ---------          -------------------                   -------           -------------

----------------------------------------------------------------------------------------------------------------------------------
                                              EXECUTIVE OFFICERS* WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
Tamara Beth Wendoll (36)        Since May 1999    Senior Executive Vice President and          N/A                  N/A
2465 E. Bayshore Road                             Director of Marketing and Operations,
Suite 300                                         Kelmoore Investment Company, Inc.,
Palo Alto, CA  94303                              from March 1999 to present.
Secretary
Anti-Money Laundering
Officer

Catherine Wooledge (64)           CLO, since      General Counsel, Kelmoore Investment         N/A                  N/A
2465 E. Bayshore Road             September       Company, Inc., from September 2004
Suite 300                         2004; CCO,      to present and Chief Compliance
Palo Alto, CA  94303                since         Officer of advisory operations,
Chief Legal Officer             February 2006     Kelmoore Investment Company. Inc.
Chief Compliance Officer                          from February 2006 to present; and
                                                  Attorney in financial services private
                                                  practice from May 1998 to August 2004.

Shawn Young (43)                    Since         Chief Financial Officer, Kelmoore            N/A                  N/A
2465 E. Bayshore Road           November 2005     Investment Company, Inc., from
Suite 300                                         December 1999 to present; and
Palo Alto, CA  94303                              Trustee, The Seven Hills School, a
Treasurer                                         non-profit school, from July 2000 to
                                                  present.


*The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Each Trustee holds office for life, until any mandatory retirement age adopted by the Board or until his/her successor is duly elected and qualified, the Trustee resigns, or the Trust terminates. Each officer holds office until his/her successor is elected and qualified.

(2) Mr. Kelmon is considered an "interested person" of the Trust because he is an employee and officer of the Adviser.
(3) Includes all directorships of publicly held companies and all trusteeships. If the individual serves as a trustee/director for an investment company, the number of portfolios is indicated if there are more than two.

COMMITTEES


The Board has a Nominating Committee, comprised of Messrs. Panzica, Treece and Player. The Nominating Committee is responsible for the selection and nomination of Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Disinterested Trustees"). During the fiscal year ended December 31, 2006, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Ira, Panzica, and Treece. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended December 31, 2006, there were three meetings of the Audit Committee.

The Trust has established a Valuation Committee consisting of an officer of the Adviser and any one of the officers of the Trust. In the event only one member of the Valuation Committee is present at a meeting of the Valuation Committee, that member shall notify at least one of the Disinterested Trustees and such persons together shall constitute the Valuation Committee. The Valuation Committee is responsible for fair valuing any investment of the Trust for which market quotations are not readily available. During the fiscal year ended December 31, 2006, there were no meetings of the Valuation Committee.

SECURITIES AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities of each Fund beneficially owned by each Trustee of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2006. None of the Trustees beneficially owned securities of the Kelmoore Strategy(R) Capitol Fund because it had not commenced operations as of December 31, 2006.



                                                                                             AGGREGATE DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES IN ALL
                                                                                                REGISTERED INVESTMENT
                                                                                            COMPANIES OVERSEEN BY TRUSTEE
                               DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF           WITHIN THE FAMILY OF INVESTMENT
    NAME OF TRUSTEE                            THE TRUST                                             COMPANIES
----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------

Matthew Kelmon                Over $100,000 in Kelmoore Strategy(R) Eagle Fund                      Over $100,000

DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                       $1-$10,000 in Kelmoore Strategy(R) Fund                             $1-$10,000

Ignatius J. Panzica                               None.                                               None.

Stephen W. Player            $10,001-$50,000 in Kelmoore Strategy(R) Eagle Fund                    $10,001-$50,000

Kenneth D. Treece                                 None.                                               None.



The following table sets forth, for the Disinterested Trustees, the value of securities that the Trustee or their immediate family members owned beneficially or of record as of December 31, 2006 in the Trust's Adviser or Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.


                            NAME OF OWNERS AND
                            RELATIONSHIPS TO                                TITLE OF        VALUE OF             PERCENT OF
NAME OF TRUSTEE             TRUSTEE                      COMPANY            CLASS           SECURITIES           CLASS
----------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                     N/A                        N/A               N/A               None                  N/A

Ignatius J. Panzica             N/A                        N/A               N/A               None                  N/A

Stephen W. Player               N/A                        N/A               N/A               None                  N/A

Kenneth D. Treece               N/A                        N/A               N/A               None                  N/A

COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended December 31, 2006. The Trust does not compensate the officers for the services they provide. Each Disinterested Trustee receives an annual retainer of $12,000 per year ($22,000 in the case of the Chairman of the Board and $15,500 in the case of the Chairman of the Audit Committee). The annual retainer is payable in equal installments at the end of each quarter. Additionally, each Disinterested Trustee receives a fee of $1,500 for each meeting of the Board attended and a fee of $1,000 for each committee meeting attended that does not occur on the same day as a meeting of the Board. Each Disinterested Trustee receives reimbursement for certain travel and other out-of-pocket expenses related to attending such meetings. The Trust does not have any retirement, pension or other compensation plan for the Trustees.



                                                            PENSION OR
                                                            RETIREMENT                                   TOTAL COMPENSATION
                                      AGGREGATE          BENEFITS ACCRUED         ESTIMATED ANNUAL         FROM TRUST AND
    NAME OF PERSON                  COMPENSATION         AS PART OF TRUST          BENEFITS UPON            FUND COMPLEX
     AND POSITION                    FROM TRUST              EXPENSES               RETIREMENT             PAID TO TRUSTEES*
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Matthew Kelmon                           None                  None                    None                       None

DISINTERESTED TRUSTEES
----------------------
Jeffrey Ira                            $31,500                 None                    None                     $31,500

Ignatius J. Panzica                    $18,000                 None                    None                     $18,000

Stephen W. Player                      $18,000                 None                    None                     $18,000

Kenneth D. Treece                      $18,000                 None                    None                     $18,000


*The total amount of compensation paid to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.


As of April 5, 2007, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Funds. As of April 5, 2007, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund. The Kelmoore Strategy(R) Capitol Fund had not commenced operations as of April 5, 2007.

As of April 5, 2007, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:


THE KELMOORE STRATEGY(R) FUND - CLASS A

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------


NONE                                                               N/A


THE KELMOORE STRATEGY(R) FUND - CLASS C

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------


MERRILL LYNCH PIERCE FENNER AND SMITH INC.                         11.03%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246

THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS A

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------


NONE                                                               N/A

THE KELMOORE STRATEGY(R) EAGLE FUND - CLASS C

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------

MERRILL LYNCH PIERCE FENNER AND SMITH INC.                         6.08%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246


THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS A

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------


MERRILL LYNCH PIERCE FENNER AND SMITH INC.                         5.55%%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246


THE KELMOORE STRATEGY(R) LIBERTY FUND - CLASS C

SHAREHOLDER                                                PERCENTAGE OWNED
-----------                                                ----------------


MERRILL LYNCH PIERCE FENNER AND SMITH INC.                         17.24%
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
ATTN: SERVICE TEAM
4800 DEER LAKE DRIVE EAST 3RD FL.
JACKSONVILLE, FL 32246



Investment Adviser. The Trust has employed Kelmoore Investment Company, Inc. as its investment adviser for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund pursuant to an investment advisory agreement dated August 14, 2000, as amended, and for the Kelmoore Strategy(R) Capitol Fund pursuant to an investment advisory agreement dated February 7, 2006 (the "Advisory Agreements"). The Adviser, an SEC registered investment adviser organized in 1992, has been managing the Kelmoore Strategy(R) Fund since May 3, 1999, the Kelmoore Strategy(R) Eagle Fund since June 29, 2000 and the Kelmoore Strategy(R) Liberty Fund since December 26, 2000. The Kelmoore Strategy(R) Capitol Fund had not commenced investment operations as of the date of this Statement of Additional Information. As of April 2, 2007, the Adviser managed approximately $300 million of assets, consisting of brokerage and advisory accounts, including the assets of the Trust. Ralph M. Kelmon is the Chief Executive Officer and Chairman of the Board of the Adviser. Through his ownership and voting control of more than 25% of the outstanding shares of the Adviser, Mr. Kelmon is considered to control the Adviser. Mr. Kelmon is the father of Matthew Kelmon, the President and a Trustee of the Trust and primary portfolio manager for the Funds.

The Adviser manages each Fund's investments consistent with its investment objective, policies, and limitations. The Adviser also makes recommendations with respect to other aspects and affairs of the Funds. The Adviser also furnishes the Funds with certain administrative services, office space and equipment. For providing these services, the Adviser bears its own expenses. All other expenses incurred in the operation of the Funds are borne by the Funds. The Adviser also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. The Adviser provides certain options and securities brokerage services to the Funds and is compensated separately for such brokerage services. See "Brokerage" below. Under the Advisory Agreements, the Adviser will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Advisory Agreements, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Advisory Agreements.

For providing investment advisory and other services and assuming certain Fund expenses, each Fund is obligated to pay the Adviser a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Adviser has contractually agreed to waive advisory fees and reimburse certain expenses (excluding extraordinary expenses as determined by generally accepted accounting principles and fees and expenses of the Disinterested Trustees) of each Fund through May 1, 2008, so that the total ordinary operating expenses of each Fund will not exceed 2.25% for Class A shares and 3.00% for Class C shares. Each waiver and reimbursement described above is subject to reimbursement by the applicable Fund within the following three years after such waiver or reimbursement, to the extent such reimbursement by a Fund would not cause its total operating expenses to exceed any current expense limitation. The Adviser has also agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above.

For the fiscal year ended December 31, 2006, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.



==================================================================================================================
                                               GROSS                   ADVISORY                     NET
                                            ADVISORY FEES                FEES                    ADVISORY
             FUND                             EARNED                    WAIVED                 FEES RECEIVED
==================================================================================================================
KELMOORE STRATEGY(R) FUND*                   $1,268,403                   $0                    $1,268,403
-------------------------------------------------------------- ------------------------ --------------------------
KELMOORE STRATEGY(R) EAGLE FUND*             $1,851,298                   $0                    $1,851,298
-------------------------------------------------------------- ------------------------ --------------------------
KELMOORE STRATEGY(R) LIBERTY FUND              $491,167                 $45,389                  $445,778
-------------------------------------------------------------- ------------------------ --------------------------
TOTALS                                       $3,610,868                 $45,389                 $3,565,479
                                             ==========                 =======                 ==========
-------------------------------------------------------------- ------------------------ --------------------------



* For the fiscal year ended December 31, 2006, the Adviser recouped $15,008 and $23,694 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Eagle Fund, respectively.


For the ten-month fiscal period ended December 31, 2005, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.


==================================================================================================================
                                               GROSS                   ADVISORY                     NET
                                            ADVISORY FEES                FEES                    ADVISORY
             FUND                             EARNED                    WAIVED                 FEES RECEIVED
==================================================================================================================
KELMOORE STRATEGY(R) FUND                    $1,351,506                $174,798                 $1,176,708
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND*             $2,109,785                   $0                    $2,109,785
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND*            $550,130                    $0                     $550,130
------------------------------------------------------------------------------------------------------------------
TOTALS                                       $4,011,421                $174,798                 $3,836,623
                                             ==========                ========                 ==========
------------------------------------------------------------------------------------------------------------------


* For the ten-month fiscal period ended December 31, 2005, the Adviser recouped $21,317 and $30,545 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, respectively.

For the fiscal year ended February 28, 2005, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.


==================================================================================================================
                                               GROSS                   ADVISORY                     NET
                                            ADVISORY FEES                FEES                    ADVISORY
             FUND                             EARNED                    WAIVED                 FEES RECEIVED
==================================================================================================================
KELMOORE STRATEGY(R) FUND                    $2,247,429                 $2,189                  $2,245,240
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND*             $2,142,441                 $45,011                 $2,097,430
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND*            $610,587                  $22,694                   $587,893
------------------------------------------------------------------------------------------------------------------
TOTALS                                       $5,000,457                 $69,894                 $4,930,563
------------------------------------------------------------------------------------------------------------------


* For the fiscal year ended February 28, 2005, the Adviser recouped $30,813 and $104,982 of previously waived expenses for the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund, respectively.


For the fiscal year ended February 29, 2004, the Adviser earned and waived the amounts indicated below with respect to its advisory services to the Funds.

==================================================================================================================
                                               GROSS                   ADVISORY                     NET
                                            ADVISORY FEES                FEES                    ADVISORY
             FUND                             EARNED                    WAIVED                 FEES RECEIVED
==================================================================================================================
KELMOORE STRATEGY(R) FUND                    $1,955,002                   $0                    $1,955,002
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND*             $1,150,640                   $0                    $1,150,640
------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND             $352,556                  $36,538                  $316,018
------------------------------------------------------------------------------------------------------------------
TOTALS                                       $3,458,198                 $36,538                 $3,421,660
                                             ==========                 =======                 ==========
------------------------------------------------------------------------------------------------------------------

* For the fiscal year ended February 29, 2004, the Adviser recouped $171,356 of previously waived expenses.


In addition to the fee waivers discussed above, in connection with the reimbursement by Kelmoore of certain brokerage commissions paid by the Funds to Kelmoore, Kelmoore will temporarily waive a portion of Kelmoore's fee under the Advisory Agreements with respect to the Kelmoore Strategy(R), Kelmoore Strategy(R) Eagle, and Kelmoore Strategy(R) Liberty Funds in the amount of 10 basis points (0.10%) starting with the April 2006 accruals that were due May 1, 2006. The duration of this waiver will depend primarily on the level of assets in the Funds, and will be discontinued immediately upon satisfaction of the reimbursement. This waiver is not subject to recoupment by Kelmoore. As of March 31, 2007, the balance due was $140,645 (attributable to the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund in the amounts of $90,334, $50,311 and $0, respectively).

The Advisory Agreement for the Kelmoore Strategy(R) Fund was initially approved by the Board, including a majority of the Disinterested Trustees, on March 22, 1999. The Board approved the same Advisory Agreement for Kelmoore Strategy(R) Eagle Fund and Kelmoore Strategy(R) Liberty Fund on May 8, 2000 and August 14, 2000, respectively. The renewal of the Advisory Agreement was most recently approved by the Board on February 13, 2007. The Advisory Agreement for the Kelmoore Strategy(R) Capitol Fund was initially approved by the Board, including a majority of the Disinterested Trustees, on February 7, 2006. The Advisory Agreements, as they apply to each Fund, are for an initial term of two years and continue in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Disinterested Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund, or by the Adviser, upon sixty days' written notice. The Advisory Agreements terminate automatically if assigned.


Pursuant to the Advisory Agreements and subject to the supervision of the Board, the Adviser shall: (1) provide a continuous investment program for each Fund;
(2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in various securities, other investments or cash; and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Adviser may delegate any or all of its responsibilities to one or more sub-advisers, subject to the approval of the Board, and, if required by law, the Fund's shareholders. The day-to-day operations of the Funds are delegated by the Board to the Adviser's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board must determine that each material contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board must also evaluate the quality and cost of these services.

Portfolio Manager - Other Accounts Managed by the Portfolio Manager.

---------------------------------------------------------------------------------------------------------------------------------
                               Number of Other Accounts Managed and                   Number of Accounts and Total Assets for
                               Total Assets by  Account Type*                         Which Advisory Fee is Performance-Based*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Other
                               Registered      Other Pooled                           Registered        Pooled
Name of                        Investment       Investment            Other           Investment      Investment      Other
Portfolio Manager               Companies        Vehicles            Accounts          Companies       Vehicles      Accounts
-----------------               ---------        --------            --------          ---------       --------      --------
---------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)
  FUND
---------------------------------------------------------------------------------------------------------------------------------
    Matthew Kelmon                  0               0                   0                 0                0            0
---------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)
  EAGLE FUND
---------------------------------------------------------------------------------------------------------------------------------
    Matthew Kelmon                  0               0                   0                 0                0            0
---------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R)
  LIBERTY FUND
---------------------------------------------------------------------------------------------------------------------------------
    Matthew Kelmon                    0               0                   0                 0                0            0
---------------------------------------------------------------------------------------------------------------------------------

* This information is provided as of December 31, 2006.


Conflicts of Interest. Matthew Kelmon, the Adviser's Chief Investment Officer is the portfolio manager primarily responsible for managing the Funds. The Adviser has no other advisory accounts at this time. The side-by-side management of the Funds is very unlikely to raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades because the Funds invest only in highly liquid equities that have a high daily trading volume on national exchanges. In addition, the Funds do not engage in certain trade practices such as cross trading among its Funds; such cross trades would raise conflict of interest issues. The Adviser has developed policies and procedures that are intended to mitigate those conflicts in the event the Adviser were ever to engage in such a trade. The Adviser also has adopted a Code of Ethics that governs personal trading activities of all of the Adviser's employees. Under the Code of Ethics, brokerage and trading in shares of the Funds by any personnel of the Adviser for their own accounts is subject to internal review and pre-approval by the chief compliance officer.

Portfolio Managers - Compensation. The Adviser's compensation package for its portfolio manager is comprised of a base salary and bonus. The bonus is based upon the overall profitability of the Adviser through its various products. In addition, the portfolio manager is a shareholder of the Adviser and benefits from the profits of the firm, if any, based on the individual ownership position.


The following table represents the dollar range of equity securities held by the portfolio manager in the Funds as of December 31, 2006:


            Dollar Range of                         Dollar Range of                        Dollar Range of
           Equity Securities                       Equity Securities                      Equity Securities
            in the Kelmoore                         in the Kelmoore                        in the Kelmoore
           Strategy(R) Fund                      Strategy(R) Eagle Fund                 Strategy(R) Liberty Fund
---------------------------------------------------------------------------------------------------------------------
                $0                                $100,001 - $500,000                             $0

In addition to the base salary and bonus compensation, the Adviser has a number of benefits and deferred compensation programs for all of its employees, including the portfolio manager. The portfolio manager has no benefits or deferred compensation that is tied to his performance as the Funds' portfolio manager.

Code of Ethics. The Trust, the Adviser and the Distributor have adopted a Code of Ethics (the "Code") applicable to their personnel. Part I of the Code ("Part I") was adopted under Rule 17j-1 of the 1940 Act to mitigate the possibility that the Funds will be adversely affected by the personal trading of employees of the Trust, if any, the Adviser and the

Distributor. Part I contains policies restricting trading in securities (including securities that may be purchased or held by the Funds' portfolios) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. Part I requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. Under Part I, all employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Part II of the Code ("Part II") was adopted pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and related SEC rules applicable to the Trust's principal executive and financial officers. The purpose of Part II is to promote honest and ethical conduct, including ethical handling of conflicts of interest; full, fair, accurate, timely and understandable disclosure; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of Part II to an appropriate person or persons identified in Part II; and accountability for adherence to Part II. Any material violation of Part I or Part II must be reported to the Board. The Board also reviews the administration of the Code on an annual basis.

Expenses. In addition to fees paid to the Adviser under the Advisory Agreements, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of Disinterested Trustees (including any independent counsel to the Disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions (including securities and options brokerage commissions paid to the Adviser and clearing and other fee charged by the clearing borker); taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.


Proxy Voting. The Trust, on behalf of each of the Funds, has adopted the Adviser's proxy voting policies and procedures, which are used to determine how to vote proxies relating to a Fund's portfolio securities. A summary of the Trust's proxy voting policies and procedures may be found in Appendix A to this Statement of Additional Information. Information regarding how a Fund's proxies relating to its portfolio securities were voted during the most recent 12-month period ended June 30th is available without charge on the Trust's website at www.kelmoore.com, and on the SEC's website at www.sec.gov.


Name. The word "Kelmoore" is used by the Trust with the Adviser's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any Fund. If the Adviser ceases to be the investment adviser of the Funds, the Adviser may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES

The Distributor. The Distributor, Kelmoore Investment Company, Inc., which is registered as a broker-dealer with the SEC, and has its principal offices at 2465 East Bayshore Road, Suite 300, Palo Alto, CA 94303 (the "Distributor"), serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.

The Distributor serves as the principal distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement and who have no direct or indirect financial interest in the Distribution Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days written notice by the Distributor, by the disinterested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Distribution Plan described below.

Shares of the Funds may also be sold by selected broker-dealers that have entered into selling agency agreements with the Distributor. The Distributor accepts orders for the purchase of shares of the Funds, which are continually offered at net asset value, next determined. The Distributor may pay extra compensation to financial services firms selling large amounts of Fund shares. This compensation is calculated as a percentage of Fund shares sold by the firm.

Distribution Plan. The Trust has adopted a distribution plan dated February 18, 2000, as amended, in accordance with Rule 12b-1 under the 1940 Act for the Class A shares of each Fund (the "Class A Plan") and a different distribution plan for the Class C shares of each Fund (the "Class C Plan", collectively with the Class A Plan, the "Plans"). The initial sole shareholder of the Kelmoore Strategy(R) Fund approved the Plans on March 25, 1999. The initial sole shareholder of the Kelmoore Strategy(R) Eagle Fund approved the Plans on June 28, 2000. The initial sole shareholder of the Kelmoore Strategy(R) Liberty Fund approved the Plans on December 26, 2000. The Kelmoore Strategy(R) Capitol Fund has not commenced investment operations as of the date of this Statement of Additional Information. The Plans permit the Funds to pay the Distributor for its services related to sales and distribution of shares and provision of ongoing services to Fund shareholders.

Under the Class A Plan, each Fund is required to pay a monthly fee not to exceed 0.25% per annum of the average daily net assets attributable to the Class A shares as reimbursement to the Distributor expenses incurred in connection with the distribution of the Class A Shares, including payments made to dealers or others.

Under the Class C Plan, (a) each Fund is required to pay the Distributor a monthly fee not to exceed 0.75% per annum of the average daily net assets attributable to the Class C shares; and (b) in addition to the amounts described in (a) above, each Fund is required to pay a monthly fee not to exceed 0.25% per annum of the average daily net assets attributable to the Class C shares as reimbursement to the Distributor for expenses incurred in connection with the distribution of the Class C Shares, including payments made to dealers or others.

The fees payable under the Class A Plan and section (a) of the Class C Plan are used to reimburse the Distributor for any expenses primarily intended to result in the sale of each Fund's shares, including, but not limited to payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholder reports to other than existing shareholders of the Funds. Certain distribution and servicing activities that may be financed under the Plans may involve the Funds as a whole, so that fees paid by Class A or Class C shares of any Fund may indirectly support sales and servicing efforts related to another Fund's shares.

The fees payable under section (b) of the Class C Plan, are used to reimburse the Distributor for any expenses for personal service and/or the maintenance of shareholder accounts, including, but not limited to payments made to broker-dealers or other financial institutions and industry professionals for providing administrative support services to the holders of the Funds' shares.

All such expenses covered by the Plans shall be deemed incurred whether paid directly by the Distributor or by a third party to the extent reimbursed thereafter by the Distributor.

The Distributor on a quarterly basis provides to the Board for their review a written report of the amounts expended and the purposes of the expenditures under the Plans.


The Plans are subject to annual approval by the Board and are terminable at any time, without penalty, by a vote of a majority of the Disinterested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plans were last approved by the Board on February 13, 2007. Pursuant to the Plans, a new Trustee who is a Disinterested Trustee must be nominated by existing Disinterested Trustees. Any change in the Plans that would materially increase the cost of a Plan to the Funds requires shareholder approval. The Trustees and the Disinterested Trustees may approve any other material amendment to the Plans at a meeting called for the purpose of voting on any amendment.


Although there is no obligation for the Funds to pay expenses incurred by the Distributor in excess of payments made to the Distributor under the Plans, if a Plan is terminated, the Trustees will consider how to treat such expenses. All distribution expenses in excess of the fee rates provided for in the Plans may be carried forward and resubmitted in a subsequent fiscal year provided that:
(1) distribution expenses cannot be carried forward for more than three years following initial submission; and (2) the Disinterested Trustees determine at the time of initial submission that reimbursement is appropriate for the distribution expenses. Distribution expenses will be paid on a first-in, first-out basis.

Because amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plans. None of the Disinterested Trustees have a financial interest in the operation of either Plan.

The Plans were adopted because of their anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Fund's shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, and greater flexibility in achieving investment objectives.


For the fiscal year ended December 31, 2006, the Class A shares of the Kelmoore Strategy(R) Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $162,638 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2006, the Class C shares of the Kelmoore Strategy(R) Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $617,851 for compensation to the Distributor; $0 for compensation to broker-dealers; and $0 for compensation to sales personnel.

For the fiscal year ended December 31, 2006, the Class A shares of the Kelmoore Strategy(R) Eagle Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $274,524 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2006, the Class C shares of the Kelmoore Strategy(R) Eagle Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $753,202 for compensation to broker-dealers; and $0 for compensation to sales personnel.

For the fiscal year ended December 31, 2006, the Class A shares of the Kelmoore Strategy(R) Liberty Fund paid fees under the Class A Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $71,564 for compensation to broker-dealers; and $0 for compensation to sales personnel. For the fiscal year ended December 31, 2006, the Class C shares of the Kelmoore Strategy(R) Liberty Fund paid fees under the Class C Plan consisting of payments of approximately: $0 for advertising; $0 for printing and mailing of prospectuses; $0 for compensation to the Distributor; $204,913 for compensation to broker-dealers; and $0 for compensation to sales personnel.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended December 31, 2006 were $246,676, $577,656 and $150,949 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended December 31, 2006 were $591, $1,205 and $48 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.


The aggregate dollar amounts of sales charges for Class A shares for the ten-month fiscal period ended December 31, 2005 were $420,527, $1,216,707 and $321,516 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the ten-month fiscal period ended December 31, 2005 were $42,947, $135,359 and $34,044 for the Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended February 28, 2005 were $1,684,678, $3,550,421 and $924,868 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended February 28, 2005 were $182,299, $363,152 and $97,407 for the Kelmoore
Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.

The aggregate dollar amounts of sales charges for Class A shares for the fiscal year ended February 29, 2004 were $1,988,994, $2,083,023 and $683,460 for the
Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively. The amounts retained by the Distributor, with respect to the sales charges for Class A shares, for the fiscal year ended February 29, 2004 were $216,197, $214,069 and $72,640 for the Kelmoore
Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, and Kelmoore Strategy(R) Liberty Fund, respectively.

For the fiscal year ended December 31, 2006, the Distributor received the amounts indicated below with respect to its commissions and other compensation received.



-------------------------------------------------------------------------------------------------------------------------------
                                        NET
                                        UNDERWRITING            COMPENSATION ON
                                        DISCOUNTS AND           REDEMPTIONS AND            BROKER               OTHER
FUND                                    COMMISSIONS             REPURCHASES                COMMISSIONS          COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) FUND               $26,822                 $0                         $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND         $62,428                 $0                         $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND       $15,527                 $0                         $0                   $0
-------------------------------------------------------------------------------------------------------------------------------


Transfer Agent. PFPC Inc. ("PFPC"), located at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Trust. As part of these services, PFPC maintains records pertaining to the sale and redemption of Fund shares and will distribute the Funds' cash dividends to shareholders.

Administrative Services. PFPC also serves as the administrator for the Trust. The services include the day-to-day administration of matters necessary to the Funds' operations, maintenance of its records and books, preparation of reports, and assistance with compliance monitoring of its activities.


For the fiscal year ended December 31, 2006, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.



=======================================================================================================================
                                                  GROSS                   ADMINISTRATIVE                  NET
                                              ADMINISTRATIVE                  FEES                   ADMINISTRATIVE
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                        $139,271                      $0                       $139,271
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                   164,168                       0                        164,168
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  69,733                       0                         69,733
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $373,172                      $0                       $373,172
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------


For the ten-month fiscal period ended December 31, 2005, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

=======================================================================================================================
                                                  GROSS                   ADMINISTRATIVE                  NET
                                              ADMINISTRATIVE                  FEES                   ADMINISTRATIVE
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                        $127,945                      $0                       $127,945
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                   171,594                       0                        171,594
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  77,051                       0                         77,051
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $376,590                      $0                       $376,590
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2005, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

=======================================================================================================================
                                                  GROSS                   ADMINISTRATIVE                  NET
                                              ADMINISTRATIVE                  FEES                   ADMINISTRATIVE
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                        $187,371                      $0                       $187,371
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                   182,122                       0                        182,122
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  86,059                       0                         86,059
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $455,552                      $0                       $455,552
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 29, 2004, PFPC earned and waived the amounts indicated below with respect to its administrative services to the Funds.

=======================================================================================================================
                                                  GROSS                   ADMINISTRATIVE                  NET
                                              ADMINISTRATIVE                  FEES                   ADMINISTRATIVE
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                        $173,308                      $0                       $173,308
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                   117,094                       0                        117,094
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  53,190                       0                         53,190
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $343,592                      $0                       $343,592
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------


Accounting Services. PFPC also serves as the accounting agent for the Fund and maintains the accounting books and records of the Fund, calculates the Funds' net asset value in accordance with the provisions of each Fund's current Prospectus and prepares for the Funds' approval and use various government reports, tax returns, and proxy materials.

For the fiscal year ended December 31, 2006, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.



=======================================================================================================================
                                                  GROSS                    ACCOUNTING                     NET
                                               ACCOUNTING                     FEES                     ACCOUNTING
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                         $60,972                      $0                        $60,972
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                    66,454                       0                         66,454
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  48,943                       0                         48,943
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $176,369                      $0                       $176,369
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------


For the ten-month fiscal period ended December 31, 2005, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


=======================================================================================================================
                                                  GROSS                    ACCOUNTING                     NET
                                               ACCOUNTING                     FEES                     ACCOUNTING
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                         $55,935                      $0                        $55,935
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                    63,534                       0                         63,534
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  45,136                       0                         45,136
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $164,605                      $0                       $164,605
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------

For the fiscal year ended February 28, 2005, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.


=======================================================================================================================
                                                  GROSS                    ACCOUNTING                     NET
                                               ACCOUNTING                     FEES                     ACCOUNTING
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                         $73,474                      $0                        $73,474
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                    72,424                       0                         72,424
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  53,212                       0                         53,212
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $199,110                      $0                       $199,110
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------


For the fiscal year ended February 29, 2004, PFPC earned and waived the amounts indicated below with respect to its accounting services to the Funds.

=======================================================================================================================
                                                  GROSS                    ACCOUNTING                     NET
                                               ACCOUNTING                     FEES                     ACCOUNTING
           FUND                                FEES EARNED                   WAIVED                  FEES RECEIVED
=======================================================================================================================
KELMOORE STRATEGY(R) FUND                         $78,386                      $0                        $78,386
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) EAGLE FUND                    63,411                       0                         63,411
-----------------------------------------------------------------------------------------------------------------------
KELMOORE STRATEGY(R) LIBERTY FUND                  50,229                       0                         50,229
-----------------------------------------------------------------------------------------------------------------------
TOTALS                                           $192,026                      $0                       $192,026
                                                 ========                      ==                       ========
-----------------------------------------------------------------------------------------------------------------------


Other Administrative Fees. In addition to the fees discussed above, the Funds may compensate financial intermediaries for administrative and shareholder services provided by such intermediaries with respect to shareholder accounts maintained or serviced by such intermediaries. For the fiscal year ended December 31, 2006, Kelmoore Strategy (R) Fund, Kelmoore Strategy (R) Eagle Fund, and Kelmoore Strategy (R) Liberty Fund paid $42,414, $46,814 and $19,057, respectively for such services.


Custodian and Custody Administrator. PFPC Trust Company, the Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, is custodian of the Funds' assets pursuant to a custodian agreement. Under the custodian agreement, PFPC Trust Company (1) maintains a separate account or accounts in the name of the Funds separate from the accounts of any other customer and from PFPC Trust Company's own accounts, (2) holds and transfers portfolio securities for the account of the Funds, (3) accepts receipts and makes disbursements of money on behalf of the Funds, (4) collects and receives all income and other payments and distributions for the account of the Funds' securities and (5) makes periodic reports to the Trustees concerning the Funds' operations.


Independent Registered Public Accounting Firm. The independent registered public accounting firm of PricewaterhouseCoopers LLP ("PwC"), 3 Embarcadero Center, San Francisco, CA 94111, was designated as the independent registered public accounting firm for the Trust for the fiscal year ended December 31, 2006. Through that date PwC performed annual audits of the Funds, was periodically called upon to provide accounting and tax advice, and provided assistance and consultation in connection with the review of certain SEC filings, all as approved by the Trust's Audit Committee.


Legal Counsel. Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, CA 92660-8842, serves as legal counsel for the Trust and the disinterested Trustees.

          PURCHASES, REDEMPTIONS AND DELIVERY OF SHAREHOLDER DOCUMENTS

Redemptions in Kind. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Funds may limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the Fund at the beginning of such period. In the case of requests for redemptions in excess of such amount, the Trustees reserve the right to make payments in whole or in part in securities or other assets in case of an emergency, or any time a cash distribution would impair the liquidity of the Funds to the detriment of existing shareholders. If the recipient sold such securities, a brokerage charge might be incurred.

Telephone Instructions. Neither the Funds nor PFPC will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, PFPC will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. All telephone conversations with PFPC will be recorded.

Systematic Withdrawal Plan. Shareholders who own $5,000 or more of a Fund's shares, valued at the Fund's current net asset value, and who wish to receive periodic payments from their account(s) may establish a Systematic Withdrawal Plan by completing an application provided for this purpose. Participants in this plan will receive monthly, quarterly, semi-annual, or annual checks in the amount designated. The minimum withdrawal amount is $100. This amount may be changed at any time. Dividends and capital gains distributions on Fund shares in the Systematic Withdrawal Plan are automatically reinvested in additional shares at net asset value. Payments are made from proceeds derived from the redemption of Fund shares owned by the participant. The redemption of shares will result in a gain or loss that is reportable by the participant on its income tax return, if the participant is a taxable entity.

Redemptions required for payments may reduce or use up the participant's investment, depending upon the size and frequency of withdrawal payments and market fluctuations. Accordingly, Systematic Withdrawal Plan payments cannot be considered as yield or income on the investment.

PFPC, as agent for the participant, may charge for services rendered to participants. No such charge is currently assessed, but such a charge may be instituted by PFPC upon written notice to participants. The plan may be terminated at any time without penalty upon written notice by the participants, the Funds, or PFPC.

Delivery of Shareholder Documents: To reduce expenses, we mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call toll-free (877) 328-9456 or if your shares are held through a financial institution please contact them directly. We will begin sending you individual copies thirty days after receiving your request.

                                    VALUATION


The Funds' securities are valued based on market value or, where market quotations are not readily available, including when quoted prices are considered to be unreliable or if events occurring after the close of a securities market and before a Fund values its assets would materially affect net asset value, based on fair value as determined in good faith by the Valuation Committee under procedures approved by the Board. Since the Funds generally purchase highly liquid equity securities on major exchanges, it is unlikely that the Funds will be required to use fair valuation procedures. Equity securities traded on any U.S. or foreign exchange are valued at the last sale or closing price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale or closing price on the Chicago Board Options Exchange ("CBOE"). If there is no last sale or closing price available from the CBOE, options are valued at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.


When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

                                      TAXES

Below is a summary of certain material U.S. federal income tax issues concerning the Funds and their investments as well as the purchase, ownership, and disposition of Fund shares. This summary does not purport to deal with all aspects of federal income taxation relevant to shareholders in light of their particular circumstances. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Tax Status of the Funds. Each of the Funds is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to qualify as a regulated investment company each year to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, in general, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, as of the end of each fiscal quarter, (1) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or in two or more controlled issuers in the same or similar trades or businesses or in the securities of certain publicly traded partnerships.

If a Fund qualifies as a regulated investment company and distributes annually in a timely manner at least 90% of its investment company taxable income (which includes, among other items, dividends, interests, and net short-term capital gains) (the "90% distribution requirement"), it will not be required to pay federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) that it distributes to its shareholders.

If a Fund fails to satisfy the 90% distribution requirement or otherwise fails to qualify as a regulated investment company, it will be required to pay federal income tax at the regular corporate rates on all of its income and capital gains regardless of any amounts distributed to its shareholders. In addition, all of its distributions will constitute ordinary income to its shareholders to the extent of the Fund's earnings and profits. (In contrast, as discussed below, if a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, a portion of its dividends properly designated as capital gain dividends may be treated as long-term capital gains by its shareholders.)

The remainder of this summary assumes that each Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement for each taxable year.

A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed or taxed to the Fund during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

Distributions. Distributions of investment company taxable income (i.e., net investment income plus net short-term capital gain) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or reinvested in Fund shares. Dividends paid by the Funds to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Funds from U.S. corporations, may be eligible, subject to certain limitations, for the dividends received deduction. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

The excess of net long-term capital gains over the net short-term capital losses realized and distributed by the Funds, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November, or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Funds, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of the Funds just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

If a Fund makes a distribution that is not current or accumulated earnings and profits, such distribution is treated as a "return of capital." Such a distribution is not subject to federal income tax, but does reduce your tax basis in the Fund shares.

Dispositions. Upon a redemption or sale of shares of the Funds, a shareholder will realize a taxable gain or loss, which will be measured by the difference between the shareholder's adjusted basis in the shares redeemed or sold and the proceeds received from the redemption or sale. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such capital gain or loss will generally be a long-term capital gain or loss if the shareholder held the shares redeemed or sold for more than one year; otherwise, such gain or loss will generally be a short-term capital gain or loss. Any loss realized on a redemption or sale of Fund shares will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the redemption or sale of such shares. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period will be a long-term loss to the extent of such distribution.

Options, Futures, Forward Contracts and Swap Agreements. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss (or a capital gain in the case of a closing sale transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option. The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain
Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service may not necessarily accept such treatment. If it does not, the status of a Fund as a regulated investment company may be affected.

The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

Under a recently enacted tax law, certain hedging activities may cause a dividend that would otherwise be subject to the lower tax rate applicable to a "qualifying dividend," to instead be taxed at the rate of tax applicable to ordinary income.

Market Discount. If a Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimus amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Funds at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Constructive Sales. Under certain circumstances a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In such an event, the Fund will be treated as if it had sold and immediately repurchased the property and will be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale will be recognized when the property is subsequently disposed of, and its character will depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if the transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day the transaction was closed, if certain conditions are met.

Foreign Taxation. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of such Fund's assets at the close of the taxable year consist of securities of foreign corporations, the Fund may elect, subject to limitation, to pass through its foreign tax credits to its shareholders.

Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on "qualifying dividends."

Backup Withholding. The Funds generally will be required to withhold federal income tax at the current rate of 28% ("backup withholding") from dividends, capital gain distributions, and redemption proceeds paid to a shareholder if (1) the shareholder fails to furnish the Funds with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be refunded or credited against the shareholder's federal income tax liability, if any, provided the correct information is provided to the IRS.

New Tax Legislation. Pursuant to recently passed tax legislation, a regulated investment company (a "RIC") such as the Fund that earns certain interest income or net short-term capital gain that would not be subject to U.S. tax if earned by a foreign person directly will be permitted, to the extent of such income, to designate that a dividend it pays is derived from such interest income or net short-term capital gain. A foreign person who is a shareholder in the RIC generally will be able to treat such a dividend as exempt from gross-basis U.S. tax, as if the foreign person had earned the interest directly. The new law generally applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. The Funds do not currently intend to follow procedures and make designation with respect to interest or net short-term capital gains. As a result, foreign investors would generally be subject to withholding of U.S. tax on distributions at a rate of 30% (or a lower treaty rate, if applicable).

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable).

                                    BROKERAGE

Kelmoore also is a registered broker-dealer and manages the implementation of the Funds' options trading strategy by monitoring of trading markets throughout the day. Kelmoore executes a substantial portion of each Fund's brokerage transactions, currently primarily in option contracts, in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. The Board approved the use of Kelmoore as a broker because of its securities trading expertise, market monitoring capabilities, risk management skills, and the advantage to the Funds of close coordination of the portfolio management and trading strategies. The Board believes that Kelmoore's extensive knowledge base, options trading experience and its ability to act without delay in executing trades are beneficial to maximizing a Fund's options premiums while mitigating risk of losses. Each Fund's Rule 17e-1 procedures have been adopted by the Board, including a majority of the Disinterested Trustees, based on their determination that the procedures are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to the commissions, fees or other compensation received from other firms who engage in comparable transactions at similar times. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which Kelmoore (or any affiliate) acts as principal, except in accordance with rules promulgated by the SEC.


Each Fund pays Kelmoore brokerage commissions for executing stock and option transactions. Such commissions are separate from, and in addition to, fees paid by the Funds to Kelmoore for providing investment advisory services. Since Kelmoore receives compensation based on the number of shares and/or option contracts traded, as the level of transactions increases, the commissions paid by each Fund to Kelmoore also increases. Accordingly, there is an incentive for Kelmoore to effect as many transactions as possible. The amount of such commissions is substantial because of the Fund's options and securities trading strategy. Matthew Kelmon, in addition to serving as portfolio manager for each Fund as discussed above, is primarily responsible for overseeing and implementing the brokerage services provided by Kelmoore to the Funds.


During the fiscal years ended February 2004 and 2005, the ten-month fiscal period ended December 31, 2005 and the fiscal year ended December 31, 2006, each of the Funds paid the following commissions to Kelmoore for brokerage services. Such amounts constituted in excess of 99% of the commissions paid by each Fund:



------------------------------------------------------------------------------------------------------------------------------
                                   Fiscal Year Ended      Fiscal Year Ended       *Ten Months Ended        Fiscal Year Ended
                                     February 2004          February 2005         December 31, 2005        December 31, 2006
------------------------------------------------------------------------------------------------------------------------------
Strategy(R) Fund                       $5,872,765            $3,895,597               $1,586,403                 $860,007
------------------------------------------------------------------------------------------------------------------------------
Strategy(R) Eagle Fund                 $3,673,718            $4,681,899               $1,997,439               $1,361,373
------------------------------------------------------------------------------------------------------------------------------
Strategy(R) Liberty Fund                 $688,009              $480,966                 $266,971                 $209,267
------------------------------------------------------------------------------------------------------------------------------
Totals                                $10,234,492            $9,058,462               $3,850,813               $2,430,647
------------------------------------------------------------------------------------------------------------------------------



During the above periods, Kelmoore used unaffiliated brokers to execute a small portion of the Funds' brokerage transactions and to clear all of them. Kelmoore paid those brokers $1,793,646, $1,220,066, $798,947 and $706,815 commissions and fees for their services during the fiscal years ended February 2004 and 2005, the ten-month fiscal period ended December 31, 2005 and the fiscal year ended December 31, 2006, respectively.


The development of electronic options trading markets has prompted a general industry-wide decline in options trading commissions and fees. In addition, Kelmoore, acting as a broker, has recently become an electronic access member of the International Securities Exchange ("ISE"), a leading electronic exchange for options, and directly executes a substantial portion of the Funds' brokerage transactions through ISE or other increasingly important market centers accessible to Kelmoore, such as ECNs, third party trading platforms and alternative trading networks. Thus, Kelmoore now is able to execute options transactions directly through market centers at substantially reduced costs to the Funds.


The significant developments described above, together with issues raised in the recently concluded SEC investigation and the separate inquiry by the Independent Trustees of the Funds, have caused Kelmoore and the Funds to conduct an extensive reevaluation of the commissions charged by Kelmoore to the Funds for the execution of options transactions. As a result of this reevaluation, Kelmoore reduced its options commissions substantially in November 2005 and in

January 2006. Kelmoore now charges the Funds $0.60 per options contract for transactions placed on ISE. For trades Kelmoore executes on third party trading platforms and alternative trading networks that do not require the services of an unaffiliated broker-dealer, the Funds are charged $0.60 per options contract plus the cost imposed by the third party trading platform or alternative trading network (with the total not to exceed $1.00 per contract). Kelmoore charges the Funds $0.03 per share for equity trades Kelmoore executes. For those options transactions where Kelmoore uses a full service unaffiliated broker, the Funds are charged only the commissions and fees paid by Kelmoore to the unaffiliated broker.


Kelmoore directs, in its discretion, a certain portion of the Fund's option transactions for execution to unaffiliated broker-dealers, generally when, in Kelmoore's judgment, the market centers accessible to Kelmoore lack sufficient liquidity or transparency for best execution. Kelmoore also uses an unaffiliated broker that is a member of a securities exchange to clear portfolio transactions on behalf of the Fund as such firms receive commissions and/or fees for such services. In effecting the purchase or sale of portfolio securities through unaffiliated brokers, dealers, or members of an exchange, for Kelmoore to seek execution of trades either (1) at the most favorable and competitive rate charged by any broker, dealer or member of an exchange, or (2) at a higher rate charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or Kelmoore by such unaffiliated member, broker or dealer. Such services may include, but are not limited to, information as to the availability and liquidity of options transactions and to securities for purchase or sale and statistical or factual information or opinions pertaining to investments. Kelmoore may use brokerage and research services provided to it by brokers and dealers in providing services to all of its clients.

                          SHARES OF BENEFICIAL INTEREST

There are no conversion rights, nor are there cumulative voting rights, in connection with any shares of the Funds. Each of the Funds' shares has equal voting rights. Each shareholder receives one vote for each share of the Funds owned, and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a class of the Funds is entitled to participate equally in dividends and distributions declared and in the net assets of the Funds upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders are liable for the obligations of the Fund only to the extent of their investment in the Fund.

The authorized capitalization of each of the Funds consists of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized four series, each currently with two classes of shares issued called Class A and Class C shares. The Board has authority, without necessity of a shareholder vote, to create any number of new series or classes of shares at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders.

When issued for the consideration described in the Prospectus, shares will be fully paid and non-assessable and will be redeemable at net asset value per share, subject to any redemption fees or contingent deferred sales charges. Shares do not have preemptive rights or subscription rights. In any liquidation of a Fund, each shareholder is entitled to receive its pro rata share of the net assets of the Fund. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.


Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for the purpose of removing a Trustee. Shareholders may remove a Trustee by the affirmative vote of two-thirds of the Trust's outstanding shares. In addition, the Board has agreed to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders. Special shareholder meetings may also be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract.

                              FINANCIAL STATEMENTS


Reports to Shareholders. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund contained in the Annual Report to Shareholders dated December 31, 2006 are incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.


Estimated expenses incurred in connection with the organization of the Kelmoore Strategy(R) Capitol Fund and the public offering of its shares were approximately $26,000. All such costs are amortized to expenses on a straight line basis over twelve months from commencement of operations.

                             REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith (and including specifically all applicable Codes of Ethics), are on file with and may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                   APPENDIX A
                                   ----------
                      PROXY VOTING POLICIES AND PROCEDURES
                      ------------------------------------

The Trust is the legal owner of each Fund's portfolio securities. Accordingly, the Trust's Board, acting on behalf of the Trust and each of its series, has the legal right and the fiduciary obligation to vote proxies relating to the Funds' portfolio securities in a manner consistent with the best interests of the Funds and their shareholders. Accordingly, the Board has adopted Proxy Voting Policies and Procedures with respect to the voting of proxies relating to portfolio securities held by the Funds.

The policy of the Trust is to delegate the responsibility for voting proxies relating to the portfolio securities held by the Funds to Institutional Shareholder Services, Inc. ("ISS"), subject to the Board's continuing oversight. ISS will vote such proxies in accordance with the Proxy Voting Procedures that are available on the Trust's website at www.kelmoore.com, which have been adopted by the Board. The delegation by the Board to ISS of the authority to vote proxies relating to portfolio securities held by the Funds may be revoked by the Board, in whole or in part, at any time by written notice to ISS.

Kelmoore is required to file Form N-PX, with the Funds' complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for each Fund is available without charge, upon request, by calling toll-free at (877) KELMOORE, or (877) 535-6667 and on the SEC's website at www.sec.gov.

                       ISS PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1.       OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent.
     o   Fees for non-audit services are excessive.
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2.       BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse.
     o   Implement or renew a dead-hand or modified dead-hand poison pill.
     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
     o Failed to act on takeover offers where the majority of the shareholders tendered their shares.
     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees.
     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.
     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate will be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
     o The director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
     o   Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
     o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties.
     o   Majority of independent directors on board.
     o   All-independent key committees.
     o   Committee chairpersons nominated by the independent directors.
     o   CEO performance reviewed annually by a committee of outside directors.
     o   Established governance guidelines.
     o   Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.
Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3.       PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
     o Long-term financial performance of the target company relative to its industry; management's track record.
     o   Background to the proxy contest.
     o   Qualifications of director nominees (both slates).
     o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4.       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5.       MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
     o   Purchase price.
     o   Fairness opinion.
     o   Financial and strategic benefits.
     o   How the deal was negotiated.
     o   Conflicts of interest.
     o   Other alternatives for the business.
     o   Noncompletion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Impact on the balance sheet/working capital.
    o    Potential elimination of diseconomies.
    o    Anticipated financial and operating benefits.
    o    Anticipated use of funds.
    o    Value received for the asset.
    o    Fairness opinion.
    o    How the deal was negotiated.
    o    Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals.
In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.
In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.
Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
    o    Dilution to existing shareholders' position.
    o    Terms of the offer.
    o    Financial issues.
    o    Management's efforts to pursue other alternatives.
    o    Control issues.
    o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
    o    The reasons for the change.
    o    Any financial or tax benefits.
    o    Regulatory benefits.
    o    Increases in capital structure.
    o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
    o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model.
    o    Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
    o Prospects of the combined company, anticipated financial and operating benefits.
    o    Offer price.
    o    Fairness opinion.
    o    How the deal was negotiated.
    o    Changes in corporate governance.
    o    Change in the capital structure.
    o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.
Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
    o    Tax and regulatory advantages.
    o    Planned use of the sale proceeds.
    o    Valuation of spinoff.

    o    Fairness opinion.
    o    Benefits to the parent company.
    o    Conflicts of interest.
    o    Managerial incentives.
    o    Corporate governance changes.
    o    Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial adviser to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial adviser.

6.       STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7.       CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals by companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
    o It is intended for financing purposes with minimal or no dilution to current shareholders.
    o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of shares of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issuance given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair methods of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoffs.

8.       EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
    o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index).
    o    Cash compensation.
    o    Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
    o    Historic trading patterns.
    o    Rationale for the repricing.
    o    Value-for-value exchange.
    o    Option vesting.
    o    Term of the option.
    o    Exercise price.
    o    Participation.

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis. Vote FOR employee stock purchase plans where all of the following apply:
    o    Purchase price is at least 85 percent of fair market value.
    o    Offering period is 27 months or less.
    o    Potential voting power dilution (VPD) is ten percent or less.
Vote AGAINST employee stock purchase plans where any of the following apply:
    o    Purchase price is less than 85 percent of fair market value.
    o    Offering period is greater than 27 months.
    o    VPD is greater than ten percent.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:
    o    Whether the proposal mandates that ALL awards be performance-based.
    o Whether the proposal extends beyond executive awards to those of lower-ranking employees.
    o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines.

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
    o The parachute should be less attractive than an ongoing employment opportunity with the firm.
    o    The triggering mechanism should be beyond the control of management.
    o The amount should not exceed three times base salary plus guaranteed benefits.

9.       SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
    o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products).
    o The availability and feasibility of alternatives to animal testing to ensure product safety.
    o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
    o The company has already published a set of animal welfare standards and monitors compliance.
    o The company's standards are comparable to or better than those of peer firms.
    o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
    o    Whether the proposal focuses on a specific drug and region.
    o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness.
    o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending.
    o    Whether the company already limits price increases of its products.
    o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries.
    o    The extent that peer companies implement price restraints.

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
    o    The costs and feasibility of labeling and/or phasing out.
    o The nature of the company's business and the proportion of it affected by the proposal.
    o The proportion of company sales in markets requiring labeling or GMO-free products.
    o    The extent that peer companies label or have eliminated GMOs.
    o Competitive benefits, such as expected increases in consumer demand for the company's products.
    o The risks of misleading consumers without federally mandated, standardized labeling.
    o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.
Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.
Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
    o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution.
    o    The extent that peer companies have eliminated GMOs.
    o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products.
    o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs.
    o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
    o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices.
    o Whether the company has adequately disclosed the financial risks of its subprime business.
    o Whether the company has been subject to violations of lending laws or serious lending controversies.
    o    Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
    o    Whether the company complies with all local ordinances and regulations.
    o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness.
    o    The risk of any health-related liabilities.

Advertising to youth:
    o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations.
    o Whether the company has gone as far as peers in restricting advertising.
    o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth.
    o    Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
    o    The percentage of the company's business affected.
    o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

SPINOFF TOBACCO-RELATED BUSINESSES:
    o    The percentage of the company's business affected.
    o    The feasibility of a spinoff.
    o    Potential future liabilities related to the company's tobacco business.

STRONGER PRODUCT WARNINGS:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

INVESTMENT IN TOBACCO STOCKS:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
    o    Whether there are publicly available environmental impact reports.
    o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills.
    o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
    o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES.
    o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills.
    o Environmentally conscious practices of peer companies, including endorsement of CERES.
    o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
    o    The company's level of disclosure lags that of its competitors.
    o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
    o    The nature of the company's business and the percentage affected.
    o    The extent that peer companies are recycling.
    o    The timetable prescribed by the proposal.
    o    The costs and methods of implementation.
    o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
    o    The nature of the company's business and the percentage affected.
    o The extent that peer companies are switching from fossil fuels to cleaner sources.
    o    The timetable and specific action prescribed by the proposal.
    o    The costs of implementation.
    o    The company's initiatives to address climate change.

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
    o    The relevance of the issue to be linked to pay.
    o The degree that social performance is already included in the company's pay structure and disclosed.
    o The degree that social performance is used by peer companies in setting pay.
    o Violations or complaints filed against the company relating to the particular social performance measure.
    o Artificial limits sought by the proposal, such as freezing or capping executive pay.
    o    Independence of the compensation committee.
    o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
    o The company is in compliance with laws governing corporate political activities.
    o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.
Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.
Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
    o There are serious controversies surrounding the company's China operations.
    o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
    o    The nature and amount of company business in that country.
    o    The company's workplace code of conduct.
    o    Proprietary and confidential information involved.
    o    Company compliance with U.S. regulations on investing in the country.
    o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
    o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent.
    o    Agreements with foreign suppliers to meet certain workplace standards.
    o    Whether company and vendor facilities are monitored and how.
    o    Company participation in fair labor organizations.
    o    Type of business.
    o    Proportion of business conducted overseas.
    o    Countries of operation with known human rights abuses.
    o Whether the company has been recently involved in significant labor and human rights controversies or violations.
    o    Peer company standards and practices.
    o    Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
    o The company does not operate in countries with significant human rights violations.
    o    The company has no recent human rights controversies or violations.
    o The company already publicly discloses information on its vendor standards compliance.

MacBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
    o Company compliance with or violations of the Fair Employment Act of 1989.
    o Company antidiscrimination policies that already exceed the legal requirements.
    o    The cost and feasibility of adopting all nine principles.
    o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles).
    o    The potential for charges of reverse discrimination.
    o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted.
    o    The level of the company's investment in Northern Ireland.
    o    The number of company employees in Northern Ireland.
    o    The degree that industry peers have adopted the MacBride Principles.
    o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
    o    Whether the company has in the past manufactured landmine components.
    o    Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
    o    What weapons classifications the proponent views as cluster bombs.
    o Whether the company currently or in the past has manufactured cluster bombs or their components.
    o    The percentage of revenue derived from cluster bomb manufacturing.
    o    Whether the company's peers have renounced future production.

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACE-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in space-based weaponization unless:
    o    The information is already publicly available.
    o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
    o The board composition is reasonably inclusive in relation to companies of similar size and business.
    o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
    o    The degree of board diversity.
    o    Comparison with peer companies.
    o    Established process for improving board diversity.
    o    Existence of independent nominating committee.
    o    Use of outside search firm.
    o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
    o    The company has well-documented equal opportunity programs.
    o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity.
    o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
    o    The composition of senior management and the board is fairly inclusive.
    o The company has well-documented programs addressing diversity initiatives and leadership development.
    o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity.
    o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
    o Whether the company's EEO policy is already in compliance with federal, state and local laws.
    o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees.
    o    The industry norm for including sexual orientation in EEO statements.
    o Existing policies in place to prevent workplace discrimination based on sexual orientation.

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10.      MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
    o    Board structure.
    o    Director independence and qualifications.
    o    Attendance at board and committee meetings.

Votes should be withheld from directors who:
    o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences (valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent).
    o Ignore a shareholder proposal that is approved by a majority of shares outstanding.
    o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
    o    Are interested directors and sit on the audit or nominating committee.
    o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
    o    Past performance as a closed-end fund.
    o    Market in which the fund invests.
    o    Measures taken by the board to address the discount.
    o    Past shareholder activism, board activity.
    o    Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Past performance relative to its peers.
    o    Market in which fund invests.
    o    Measures taken by the board to address the issues.
    o Past shareholder activism, board activity, and votes on related proposals.
    o    Strategy of the incumbents versus the dissidents.
    o    Independence of directors.
    o    Experience and skills of director candidates.
    o    Governance profile of the company.
    o    Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Proposed and current fee schedules.
    o    Fund category/investment objective.
    o    Performance benchmarks.
    o    Share price performance compared to peers.
    o    Resulting fees relative to peers.
    o    Assignments (where the adviser undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Stated specific financing purpose.
    o    Possible dilution for common shares.
    o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Potential competitiveness.
    o    Regulatory developments.
    o    Current and potential returns.
    o    Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
    o    The fund's target investments.
    o    The reasons given by the fund for the change.
    o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Political/economic changes in the target market.
    o    Consolidation in the target market.
    o    Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    Potential competitiveness.
    o    Current and potential returns.
    o    Risk of concentration.
    o    Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
    o    Strategies employed to salvage the company.
    o    The fund's past performance.
    o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
    o    The degree of change implied by the proposal.
    o    The efficiencies that could result.
    o    The state of incorporation.
    o    Regulatory standards and implications.

Vote AGAINST any of the following changes:
    o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series.
    o Removal of shareholder approval requirement for amendments to the new declaration of trust.
    o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act.

    o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares.
    o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements.
    o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
    o    Regulations of both states.
    o    Required fundamental policies of both states.
    o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISERS WITHOUT SHAREHOLDER
APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisers without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
    o    Fees charged to comparably sized funds with similar objectives.
    o    The proposed distributor's reputation and past performance.
    o    The competitiveness of the fund in the industry.
    o    Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
    o    Resulting fee structure.
    o    Performance of both funds.
    o    Continuity of management personnel.
    o    Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISER
Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:
    o    Performance of the fund's NAV.
    o    The fund's history of shareholder relations.
    o    The performance of other funds under the adviser's management.

                            KELMOORE STRATEGIC TRUST
                           PART C - OTHER INFORMATION

Item 23. EXHIBITS:

(a)(1) Certificate of Trust dated December 1, 1998 - Incorporated by reference to the Initial Registration Statement as filed with the SEC on December 21, 1998.

(a)(2) Agreement and Declaration of Trust as amended March 22, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(a)(3)   Amendment to Agreement and Declaration of Trust dated February 7, 2006
         - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(b) By-Laws as amended March 22, 1999 - Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(c) Instruments Defining Rights of Security Holders - Agreement & Declaration of Trust as amended February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(d)(1) Investment Advisory Agreement dated March 22, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(d)(2)   Schedule I of the Investment Advisory Agreement as amended May 8, 2000
         - Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(d)(3) Schedule I of the Investment Advisory Agreement as amended August 14, 2000 - Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(d)(4) Form of Investment Advisory Agreement pertaining to the Kelmoore Strategy (R) Capitol Fund - to be filed at a later date.

(e)(1) Distribution Agreement dated March 22, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(e)(2) Schedule A of Distribution Agreement as amended May 8, 2000 - Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(e)(3) Schedule A of Distribution Agreement as amended August 14, 2000 - Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(e)(4) Schedule A of Distribution Agreement as amended February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(f)      Bonus or Profit Sharing Contracts - none.

(g)(1) Custodian Services Agreement dated April 30, 2003 - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(g)(2) Amendment to the Custodian Services Agreement dated April 30, 2003 - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed with the SEC on June 28, 2004.

(h)(1) Services Agreement dated May 3, 1999 - Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on August 25, 1999.

(h)(2) Schedule A of the Services Agreement as amended May 8, 2000 - Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement as filed with the SEC on June 28, 2000.

(h)(3) Amendment No. 2 to the Services Agreement - Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement as filed with the SEC on October 12, 2000.

(h)(4) Amendment dated July 24, 2002 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. (formerly, First Data Investor Services Group, Inc.) - Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on April 29, 2003.

(h)(5) Amendment dated October 1, 2003 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. - Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on June 28, 2004.

(h)(6) Amendment dated January 3, 2005 to the Services Agreement dated May 3, 1999 between the Registrant and PFPC Inc. - Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement as filed with the SEC on April 29, 2005.

(i)(1)   Legal opinion and consent dated April 30, 2007 - filed herewith.

(j)(1)   Consent of PricewaterhouseCoopers LLP - filed herewith.

(k)      Omitted Financial Statements - not applicable.

(l) Initial Capital Agreements dated March 25, 1999 - Incorporated by reference to Pre-Effective Amendment No. 2 to the Registration Statement as filed with the SEC on April 6, 1999.

(m)(1) Rule 12b-1 Plan of Distribution and Service Plan for Class C Shares dated February 18, 2000, as amended February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(m)(2) Rule 12b-1 Plan of Distribution for Class A Shares dated February 18, 2000, as amended February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(n) Rule 18f-3 Plan dated October 24, 1999, as amended February 7, 2006 - Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement as filed with the SEC on May 17, 2006.

(p) Code of Ethics of the Trust, the Adviser and the Distributor-filed herewith.

         Powers of Attorney dated November 13, 2000 are incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement as filed with the SEC on December 26, 2000.

Item 24. Persons Controlled by or under Common Control with Registrant - Not Applicable.

Item 25. Indemnification.

         The Agreement and Declaration of Trust (Article IV, Section 3) of the Trust provides that, in the event a Trustee, officer, employee or agent of the Trust is sued for his or her activities concerning the Trust, the Trust will indemnify that person to the fullest extent permitted by law except if that person has been found by a court or body before which the proceeding was brought to have acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

         The Registrant has purchased Errors and Omissions insurance with Directors and Officers liability coverage.


Item 26. Business and Other Connections of the Investment Adviser

         Kelmoore Investment Company, Inc. (the "Adviser"), is primarily engaged in the brokerage and investment advisory business. The Adviser serves as investment adviser to the Funds and the Adviser provides brokerage services to the Funds as described in the Prospectus.

         To the knowledge and belief of the Registrant, none of the Adviser's directors or executive officers, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature with respect to publicly traded companies for their own account or in the capacity of director, officer, employees, partner or trustee.

                          POSITIONS AND OFFICES               PRINCIPAL BUSINESS(ES) DURING THE
NAME                      WITH ADVISER                        LAST TWO FISCAL YEARS
Richard G. Hajjar         Director                            CFO for Alden Shoe Company
Russell Fujioka           Director                            Business Consultant
Matthew Kelmon            Director, Senior Executive          Trustee, President and Chief
                          Vice President, Portfolio           Executive Officer, Kelmoore Strategic
                          Manager and Chief Investment        Trust
                          Officer
Ralph M. Kelmon           Chairman of the Board and           --
                          Chief Executive Officer
A. Duncan King            Director                            President of Equity Exchange
                                                              Corporation
David R. Moore            Director                            Business Consultant
Norman H. Moore, Jr.      Executive Vice President and        --
                          Compliance Officer of
                          Brokerage Operations
Scott Rodde               Director                            CEO of Peter Michael Winery
Michael Romanchak         Vice Chairman of the Board,         --
                          Director, Senior Executive
                          Vice President and
                          Institutions/Performance
                          Analyst

                          POSITIONS AND OFFICES               PRINCIPAL BUSINESS(ES) DURING THE
NAME                      WITH ADVISER                        LAST TWO FISCAL YEARS
Lisa A. Vanderweil        Director                            President of Crossing Main, a clothing
                                                              company
Tamara Beth Wendoll       Senior Executive Vice               Secretary of Kelmoore Strategic Trust
                          President of Operations and
                          Marketing
Shawn K. Young            Director, Treasurer and Chief       Trustee and Chair of the Finance
                          Financial Officer                   Committee, Seven Hills School
Catherine S. Wooledge     Senior Executive Vice               Chief Legal Officer and Chief
                          President, General Counsel and      Compliance Officer of Kelmoore
                          Chief Compliance Officer of         Strategic Trust
                          Investment Adviser Operations

Item 27. Principal Underwriters

         (a) Kelmoore serves as the distributor of the shares of Kelmoore Strategy(R) Fund, Kelmoore Strategy(R) Eagle Fund, Kelmoore Strategy(R) Liberty Fund and Kelmoore Strategy(R) Capitol Fund, each a series of an open-end investment management company, Kelmoore Strategic Trust.

         (b) The following table sets forth information concerning each director and officer of Kelmoore.

Name and Principal         Positions and Offices                 Positions and Offices
Business Address*          with Kelmoore                         with Registrant
------------------         ---------------------                 ---------------------
Ralph M. Kelmon            Chairman of the Board and                   None
                           Chief Executive Officer

Michael Romanchak          Director and Senior Executive               None
                           Vice President

Richard G. Hajjar          Director                                    None

Russell Fujioka            Director                                    None

David R. Moore             Director                                    None

A. Duncan King             Director                                    None

Norman H. Moore, Jr.       Executive Vice President                    None
                           and Compliance Officer -
                           Broker Dealer Operations

Lisa A. Vanderweil         Director                                    None

Name and Principal         Positions and Offices                 Positions and Offices
Business Address*          with Kelmoore                         with Registrant
------------------         ---------------------                 ---------------------
Matthew Kelmon             Director and Senior                   President and Trustee
                           Executive Vice President
                           and Chief Investment Officer

Scott Rodde                Director                                    None


Name and Principal        Positions and Offices                  Positions and Offices
Business Address*         with Underwriter                       with Registrant
------------------        ---------------------                  ---------------------
Tamara Beth Wendoll       Senior Executive Vice President        Secretary
                          of Operations and Marketing

Shawn K. Young            Director, Treasurer and Chief          Treasurer
                          Financial Officer

*All addresses are 2465 East Bayshore Road, Suite 300, Palo Alto, CA 94303 unless otherwise indicated.

         (c)      Not applicable.

Item 28. Location of Accounts and Records.

         The accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, 2465 East Bayshore Road, Suite 300, Palo Alto, California 94303; by the Trust's Administrator, Transfer Agent, and Fund Accounting Agent, PFPC, 760 Moore Road, King of Prussia, PA 19406-0903; and by the Trust's Custodian, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153.

Item 29. Management Services. Not Applicable.

Item 30. Undertakings. Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto and State of California on the 30th day of April, 2007.


                                                 KELMOORE STRATEGIC TRUST
                                                 (Registrant)

                                                 /s/ Matthew Kelmon
                                                 ------------------------------
                                                 By:  Matthew Kelmon, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of the Kelmoore Strategic Trust has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                           TITLE                       DATE

/s/ Matthew Kelmon                  President and               April 30, 2007
------------------------------      and Trustee
Matthew Kelmon

/s/ Shawn Young                     Treasurer and               April 30, 2007
------------------------------      Chief Financial Officer
Shawn K. Young

/s/ Jeffrey Ira*                    Trustee and Chairman        April 30, 2007
------------------------------      of the Board
Jeffrey Ira

/s/ Kenneth D. Treece*              Trustee                     April 30, 2007
------------------------------
Kenneth D. Treece

/s/ Ignatius J. Panzica*            Trustee                     April 30, 2007
------------------------------
Ignatius J. Panzica

/s/ Stephen W. Player*              Trustee                     April 30, 2007
------------------------------
Stephen W. Player

*By: /s/ Matthew Kelmon
     ------------------------------
     Matthew Kelmon,
     as Attorney-in-Fact

Exhibit Index
-------------

(i)(1)   Legal opinion dated April 30, 2007.

(j)(1)   Consent of PricewaterhouseCoopers LLP.

(n)      Code of Ethics of the Trust, the Adviser and the Distributor